As filed with the Securities and Exchange Commission on April 24, 2020

Registration No.         333-199070

811- 05672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 214	☒

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Name of Depositor)

(Former Depositor, Western Reserve Life Assurance Co. of Ohio)

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire

Transamerica Premier Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499

(Name and Address of Agent for Service)

Title of Securities Being Registered:       Units of interest in a separate account under flexible premium individual deferred variable annuity contracts

It is proposed that this filing become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

WRL FREEDOM CONQUEROR®

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

WRL Series Annuity Account

Supplement Dated May 1, 2020

to the

Prospectus dated May 1, 2020

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Conqueror® dated May 1, 2020

WRL FREEDOM CONQUEROR®
Issued Through
WRL SERIES ANNUITY ACCOUNT
By
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
The WRL Freedom Conqueror® is a flexible premium deferred variable annuity policy (the “policy”), which is no longer available for purchase by new policy owners. The policy offers many investment choices. You may invest in the separate account, which provides a means of investing in various underlying fund portfolios. You bear the entire risk for all amounts you invest in the subaccounts. You may also invest in a fixed account, which offers interest rates that are guaranteed by Transamerica Premier Life Insurance Company. You may choose any combination of these investment choices.
This prospectus and the underlying fund prospectuses give you important information about the policy and the underlying fund portfolios. When delivered in connection with the sale of a new Policy. Please read them carefully before you invest and keep them for future reference.
If you would like more information about the WRL Freedom Conqueror®, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2020. Please call us at (800) 851-9777 or write us at: Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity policy can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at (800)-732-0330. The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report.
If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at (800)525-6205, Monday through Thursday 8 – 6:30, or Friday 8 – 5:30 ET.
Prospectus Date: May 1, 2020
Statement of Additional Information Date: May 1, 2020

The subaccount currently available under this policy invest in the underlying funds of the portfolios listed below:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO
Access VP High Yield FundSM	Access VP High Yield FundSM
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Utilities	ProFund VP Utilities
TA Aegon High Yield Bond - Initial Class	Transamerica Aegon High Yield Bond VP – Initial Class
TA Aegon U.S. Government Securities - Initial Class	Transamerica Aegon U.S. Government Securities VP – Initial Class
TA Barrow Hanley Dividend Focused - Initial Class	Transamerica Barrow Hanley Dividend Focused VP - Initial Class
TA BlackRock Global Real Estate Securities - Initial Class	Transamerica BlackRock Global Real Estate Securities VP – Initial Class
TA BlackRock Government Money Market - Initial Class	Transamerica BlackRock Government Money Market VP - Initial Class
TA BlackRock iShares Edge 40 - Initial Class	Transamerica BlackRock iShares Edge 40 VP – Initial Class
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class
TA International Growth - Initial Class	Transamerica International Growth VP – Initial Class
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class
TA Janus Mid-Cap Growth - Initial Class	Transamerica Janus Mid-Cap Growth VP – Initial Class
TA JPMorgan Asset Allocation - Conservative - Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP - Initial Class
TA JPMorgan Asset Allocation - Growth - Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP - Initial Class
TA JPMorgan Asset Allocation - Moderate - Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP - Initial Class
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Initial Class
TA JPMorgan Core Bond - Initial Class	Transamerica JPMorgan Core Bond VP - Initial Class

SUBACCOUNT	UNDERLYING FUND PORTFOLIO
TA JPMorgan Enhanced Index - Initial Class	Transamerica JPMorgan Enhanced Index VP – Initial Class
TA JPMorgan International Moderate Growth - Initial Class	Transamerica JPMorgan International Moderate Growth VP - Initial Class
TA JPMorgan Tactical Allocation - Initial Class	Transamerica JPMorgan Tactical Allocation VP - Initial Class
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class
TA Morgan Stanley Capital Growth - Initial Class	Transamerica Morgan Stanley Capital Growth VP - Initial Class
TA Multi-Managed Balanced - Initial Class	Transamerica Multi-Managed Balanced VP – Initial Class
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class
TA PIMCO Total Return - Initial Class	Transamerica PIMCO Total Return VP – Initial Class
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP - Initial Class
TA T. Rowe Price Small Cap - Initial Class	Transamerica T.Rowe Price Small Cap VP - Initial Class
TA WMC US Growth - Initial Class	Transamerica WMC US Growth VP – Initial Class
For more information on the underlying fund portfolios, please refer to the prospectus for the underlying fund portfolio.

GLOSSARY OF TERMS
accumulation period—The period between the policy date and the maturity date while the policy is in force.
accumulation unit value—An accounting unit of measure we use to calculate subaccount values during the accumulation period.
Administrative Office - Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 851-9777. Please send all purchase payments, loan repayments, correspondence and notices to the Administrative Office.
age—The issue age, which is annuitant’s age on the birthday nearest the policy date, plus the number of completed policy years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the policy.
annuitant—The person on whose life any annuity payments involving life contingencies will be based.
annuitize (annuitization)—When you switch from the accumulation period to the income phase and we begin to make annuity payments to you (or your designee).
annuity unit value—An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.
annuity value—The sum of the separate account value and the fixed account value at the end of any valuation period.
Beneficiary(ies)—The person(s) who has the right to the death benefit as set forth in the policy.
cash value—The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual policy charge and any rider charges.
Code—The Internal Revenue Code of 1986, as amended.
death claim day—Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.
death report day—The valuation date on which we have received due proof of death.
fixed account—One or more investment options under the policy that are part of our general assets and are not in the separate account.
fixed account value—During the accumulation period, your policy’s value in the fixed account.
in force—Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.
maturity date—The date on which the accumulation period ends and annuity payments begin.
monthiversary—The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the monthiversary is the first day of the next month.
NYSE—New York Stock Exchange.
owner (you, your)—The person(s) entitled to exercise all rights and privileges under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time.
policy anniversary—The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.
policy date—The date shown on the contract schedule attached to the policy and the date on which the policy becomes effective.
purchase payments—Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “purchase payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the policy, which means the purchase payment less any applicable premium taxes.
separate account—WRL Series Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which purchase payments under the policies may be allocated.
separate account value—The portion of the policy value that is invested in the separate account.
subaccount— A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
successor owner—The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.
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surrender—The termination of a policy at the option of an owner.
underlying fund portfolio— Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the underlying fund portfolios through our subaccounts. We reserve the right to add other underlying fund portfolios as investment choices under the policy in the future.
valuation date— Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.
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SUMMARY
The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.
THE ANNUITY POLICY
The WRL Freedom Conqueror® is a flexible premium deferred variable deferred annuity policy (the “policy”) issued by Transamerica Premier Life Insurance Company (the Company, we, us, or our). It is a policy between you, as an owner, and Transamerica Premier Life Insurance Company, a life insurance company. The policy provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and fixed account. We intend the policy to be used to accumulate money for retirement or other long-term investment purposes.
This policy allows you to direct your money into one or more of the subaccounts. Any restriction we impose on allocations of purchase payments or transfers of annuity value will not affect the allocations you made before we put the restriction in place. Each subaccount invests exclusively in a single underlying fund portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the underlying portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.
You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 4%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.
You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.
The Guaranteed Minimum Income Benefit Rider is no longer available for new sales, but if you have previously elected the Guaranteed Minimum Income Benefit Rider you can still upgrade. See “Appendix C.”
The Additional Earnings Rider is no longer available for new sales. See “Appendix D.”
The policy, like all deferred annuity policies, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase starts on the maturity date when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.
PURCHASE
You can buy this policy with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified policies) or more under most circumstances. However, we no longer offer this policy for purchase by new policy owners. You can add as little as $50 at any time during the accumulation period. We allow purchase payments up to a total of $1,000,000 per policy year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.
INVESTMENT CHOICES
You can allocate your purchase payments to one of several underlying fund portfolios listed in the Investment Choices section in this prospectus and described in the underlying fund portfolio prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.
You can also allocate your purchase payments to the fixed account.
We currently allow you to transfer money between any of the investment choices during the accumulation period. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year. Currently, we do not charge a transfer fee.  We reserve the right to impose restrictions and limitations on transfers.
EXPENSES
We do not take any deductions for sales charges from purchase payments at the time you buy the policy. You generally invest the full amount of each purchase payment in one or more of the investment choices.
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During the accumulation period and the income phase (if you elect a variable annuity payment option), we deduct a daily mortality and expense risk charge of 1.25% and a daily administrative charge of 0.15% annually from the money you have invested in the subaccounts.
During the accumulation period, we deduct an annual policy charge of $35 from the annuity value on each policy anniversary and at the time of surrender.
We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per policy year. There is no charge for transfers from the fixed account. We do not currently charge for transfers, although we reserve the right to do so in the future.
If you take a policy loan, we will impose a $30 loan processing fee. Only certain types of qualified policies can take policy loans. This fee is not applicable in all states.
We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your purchase payment(s), if you surrender the policy or withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.
If you make a withdrawal or surrender your policy completely, we will deduct a withdrawal charge for purchase payments withdrawn within seven years after we receive a purchase payment. This charge is 8% of the amount withdrawn if the withdrawal occurs within the first year of our receipt of the purchase payment, and then declines gradually to 7% in the second year, 6% in the third year, 5% in the fourth year, 4% in the fifth year, 3% in the sixth year and 2% in the seventh year.
When we calculate withdrawal charges, we treat withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth. For the first withdrawal you make in any policy year, we will waive that portion of the withdrawal charge that is based on the first 10% of your policy's annuity value at the time of the withdrawal. Amounts of the first withdrawal in excess of the first 10% of your policy's annuity value and all subsequent withdrawals you make during the policy year will be subject to a withdrawal charge. We will deduct the full withdrawal charge if you surrender your policy completely. The 10% “waiver” does not apply to a complete surrender. We waive this charge under certain circumstances. See EXPENSES - Withdrawal Charge for how we calculate withdrawal charges and waivers.
We will deduct the full withdrawal charge from the death benefit if the annuitant dies and the death benefit payable is the policy's cash value.
The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the ANNUITY POLICY FEE TABLE section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.
See OTHER INFORMATION - Distribution of the Policies for information concerning compensation we pay our agents for the sale of the policies.
ACCESS TO YOUR MONEY
You can take some or all of your money out at any time during the accumulation period. However, you may not take a Withdrawal if it reduces the cash value below $10,000. No Withdrawal may be made from the fixed account without prior consent from us. Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and Withdrawal charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.
Withdrawals will reduce your cash value. Depending on its amount and timing, a Withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your policy. For example, Withdrawals may reduce the death benefit by more than the amount withdrawn.
You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of Withdrawals (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
ANNUITY PAYMENTS (THE INCOME PHASE)
The policy allows you to receive income after the maturity date under one of several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. Generally, you cannot annuitize before your policy’s fifth anniversary.
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DEATH BENEFIT
If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your sole beneficiary is your surviving spouse, (and you are the owner/annuitant), then your surviving spouse, if eligible, may elect to continue the policy. If your surviving spouse elects continuation, we will adjust the annuity value as of the death report day to equal the death benefit proceeds on the death report day , if greater. Death benefit provisions may vary by state.
If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the successor owner, then the policy continues. However, the annuity value is not increased to equal the death benefit proceeds.
If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants, successor owners and beneficiaries, and consult your agent if you have questions.
Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.
If the annuitant who is an owner dies before the maturity date and on or after the seventh policy anniversary, and if a death benefit is payable, the death benefit proceeds will be the greatest of:
•	the death benefit proceeds described above;
•	the cash value of your policy on the seventh policy anniversary, reduced by any withdrawals after the seventh policy year;
•	if your policy was issued before May 1, 2000, the highest annuity value as of any policy anniversary occurring between
(a)	the later of May 1, 2000 and the seventh policy anniversary and
(b)	the earlier of: the annuitant's date of death; or the policy anniversary nearest the annuitant's 80th birthday. This benefit terminates at age 80.
•	if your policy was issued on or after May 1, 2000, the highest annuity value as of any policy anniversary occurring between the seventh policy anniversary and the earlier of:
(a)	the annuitant’s date of death; or
(b)	the policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.
The highest annuity value will be increased by purchase payments made, and decreased by adjusted withdrawals taken, since the policy anniversary with the highest annuity value.
The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See ANNUITY PAYMENTS (THE INCOME PHASE) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.
We deduct the full withdrawal charges if the beneficiary elects to apply the death benefit to a new variable annuity policy issue by us.
TAX Information
The policy's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a nonqualified policy during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the policy” has been fully recovered. Different tax consequences may apply for a policy used in connection with a qualified policy. If you are younger than 59½ when you take money out of a policy, you may be charged a 10% federal penalty tax on the amount you must report as taxable income.
Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a Withdrawal or complete surrender.
OTHER INFORMATION
Right to Cancel Period. You may return your policy for a refund within 10 days after you receive it or whatever longer time may be required by state law. In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive your written notice of cancellation and the returned policy at our Administrative Office in good order. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned policy. A faxed version or a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The policy will then be deemed void.
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Who should purchase the Policy? We have designed this policy for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the policy through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the policy (including annuity income benefits) before purchasing the policy, because the tax-favored arrangement itself provides tax-sheltered growth.
Additional Features This policy has additional features that might interest you. These include the following:
•	Reduced Minimum Initial Purchase Payment (for nonqualified policies): You may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.
•	Systematic Withdrawals: You can arrange to have money automatically sent to you while your policy is in the accumulation period. You may take systematic withdrawals, up to the amount permitted under the terms of your policy, monthly, quarterly, semi-annually or annually without paying withdrawal charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.
•	Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA BlackRock Government Money Market subaccount or TA JPMorgan Core Bond subaccount into your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.
•	Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.
•	Telephone, Fax and Internet Transactions: You may make transfers, and/or change the allocation of additional purchase payments by telephone or fax. You may also make transfers and change purchase payment allocations involving subaccounts through our website – www.premier.transamerica.com. Internet transactions are not available for transfers and changes in purchase payment allocation involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.
•	Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take withdrawals or surrender your policy completely without paying the withdrawal charge, under certain circumstances.
•	Policy Loans (for certain qualified policies): If you own a qualified policy, you may be eligible to take out policy loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See ACCESS TO YOUR MONEY - Policy Loans for Certain Qualified Policies for details.
•	Guaranteed Minimum Death Benefit Features:
•	Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner is the sole beneficiary, then the surviving spouse, if eligible, may elect to continue the policy as sole owner and annuitant. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. If the surviving spouse is the sole beneficiary, is eligible, and elects to continue the policy, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day, if greater.
•	Additional Death Benefit on Beneficiary's Death: If an owner who is the annuitant dies before the maturity date, and the deceased owner's spouse is not named as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary's life expectancy (the “distribution period”). We will pay a death benefit under the policy if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate the death benefit so that it is based on the age of such beneficiary.
•	Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.
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These features are not available in all states, may vary by state and may not be suitable for certain qualified policies or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider or feature described in this prospectus.
Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the policy. Consult your agent and the policy for details.
Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic withdrawals, dollar cost averaging and asset rebalancing.
A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.
Other policies. We offer other variable annuity policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call us at (800)-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).
State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus.
Financial Information. We have included in “Appendix B” a financial history of the accumulation unit values for the subaccounts available through this policy.
INQUIRIES
If you need more information or want to make a transaction, please contact us at:
Transamerica Premier Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499
(800) 851-9777
(Monday-Friday 8:30 a.m. - 7 p.m. Eastern Time)
Please send all purchase payments, loan repayments, correspondence and notices to the Administrative Office.
You may check your policy at www.premier.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.
You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.
7

Annuity Policy FEE TABLE(1)
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and charges that you will pay at the time that you buy the policy, take a loan from the policy, withdraw or fully surrender the policy, transfer annuity value between subaccounts and/or the fixed account or request special services. State premium taxes may also apply.
Owner Transaction Expenses:
Sales Load On Purchase Payments	None
Maximum Withdrawal Charge (as a % of purchase payments)(2)(3)(4)	8%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0-$25
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your policy.
Annual Policy Charge(4)	$35 per policy yearly
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(7)
Mortality and Expense Risk Fee	1.25%
Administrative Charge	0.15%
Total Separate Account Annual Expenses	1.40%
Optional Rider Fees (No Longer Available)
Guaranteed Minimum Income Benefit Rider(8)
Current	0.45%
Maximum	0.50%
Additional Earnings Rider(9)	0.35%
The next table shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the fiscal year ended December 31, 2019. Expenses of the underlying fund portfolios may be higher or lower in future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.
Total Annual Portfolio Operating Expenses(10)(11)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses	0.29%	5.49%
Example(12)
The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. The Example shows the maximum costs of investing in the policy, including policy owner transaction expenses, the annual policy charge, separate account charges, the charge and highest Annual Portfolio Operating Expenses.
The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year.
Example (12)	1 Year	3 Years	5 Years	10 Years
If you surrender the policy at the end of the applicable time period.	$1,538	$2,772	$3,951	$6,779
If you annuitize* or remain invested in the policy at the end of the applicable time period.	$ 738	$2,172	$3,551	$6,779
*You cannot annuitize your policy before your policy’s fifth anniversary.
Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.
For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION – Distribution of the Policies.
8

Notes to Fee Table and Expense Table
(1)The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See EXPENSES.
(2)We may deduct a charge for special services, including overnight delivery, duplicate policies; non sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.
(3)The withdrawal charge decreases based on the number of years since each purchase payment was made, from 8% in the year in which the purchase payment was made to 0% in eighth year after the purchase payment was made. To calculate withdrawal charges, the first purchase payment made is considered to come out first. This charge is waived under certain circumstances.
(4)We may reduce or waive the withdrawal charge and the annual policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.
(5)There are no charges for transfers from the fixed account, however, they will be counted toward the 12 free transfers allowed per policy year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.
(6)Loans are available only for certain qualified policies. The loan processing fee is not applicable in all states.
(7)These charges apply to each subaccount. They do not apply to the fixed account. These charge applies during the accumulation period; they also apply during the income phase if you elect variable annuity income payments.
(8)This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.45%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See “Appendix C.”
(9)This rider is no longer available. The annual rider charge is a percentage of your policy’s annuity value. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. See “Appendix D.”
(10)The portfolio expenses used to prepare this table were provided to us by the fund(s), their investment advisers or managers. We can not independently verify the accuracy or completeness of such information. The expenses shown are those incurred for the year ended December 31, 2019. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the table.
(11)The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the TST fund on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2019.
(12)The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual policy charge of $35 is reflected as an annual charge that is determined by dividing the total annual policy charges collected during the previous calendar year by the total average net assets attributable to the policy during that year. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.
9

THE ANNUITY POLICY
This prospectus describes the WRL Freedom Conqueror® policy offered by the Company.
An annuity is a policy between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the maturity date. See ANNUITY PAYMENTS (THE INCOME PHASE). Until the maturity date, your annuity is in the accumulation period and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.
The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.
The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional purchase payments of $50 or more until the maturity date. You are not required to make any additional purchase payments.
The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your investment choices. If you select the variable investment portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your policy, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.
The policy also contains a fixed account. The fixed account offers an interest rate that is guaranteed by the Company to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.
The fixed account is not available in all states. If your policy was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.
Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a policy unless:
•	we receive the information we need to issue the policy at our Administrative Office in good order;
•	we receive a minimum initial purchase payment (except for the 403(b) policies); and
•	you are age 85 or younger and the annuitant is age 80 or younger.
We may reject any application or purchase payments for any reason permitted by law.
Purchase Payments
You should make checks or drafts for purchase payments payable only to Transamerica Premier Life Insurance Company and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated annuity payments and benefits due under the policy.
We do not accept cash or money orders. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Premier Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
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Initial Purchase Requirements
The initial purchase payment for nonqualified policies must be at least $5,000. However, you may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial purchase payment is $1,000 and for qualified policies other than traditional or Roth IRAs, the minimum initial purchase payment is $50.
We will credit your initial purchase payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial purchase payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us (or your agent) to keep it and to credit it as soon as we receive all necessary application information.
The date on which we credit your initial purchase payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.
Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and purchase payments to our Administrative Office in a timely manner. Any delays will affect when your policy can be issued and when your purchase payment is allocated among the investment choices.
If you wish to make purchase payments by bank wire, please contact our Administrative Office at (800)-851- 9777 (Monday–Friday 8:30 a.m.–7:00 p.m. Eastern Time).
We may reject any application or purchase payment for any reason permitted by law.
Additional Purchase Payments
You are not required to make any additional purchase payments. However, you can generally make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept purchase payments by bank wire or by check. Additional purchase payments must be at least $50 ($100 monthly in the case of nonqualified policies with a $1,000 initial purchase payment and $1,000 if by wire). We reserve the right to refuse any additional purchase payments in excess of these limits, and if you do not obtain prior approval for purchase payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional purchase payments you make to your policy at the accumulation unit value computed at the end of the business day on which we receive them in good order at our Administrative Office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your purchase payments after the close of our business day, we will calculate and credit them as of the close of the next business day. Additional purchase payments received in good order on non-business days or after our close of business on business days will receive next-day pricing. See OTHER INFORMATION- Sending forms and Transaction Requests in Good Order.
Maximum Total Purchase Payments
We reserve the right to require prior approval of any cumulative purchase payments over $1,000,000 (this includes subsequent purchase payments) for all policies with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for purchase payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Purchase Payments
On the policy date, we will allocate your purchase payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional purchase payments as selected on your application, unless you request a different allocation.
If you allocate purchase payments to the Dollar Cost Averaging program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.
You may change allocations for future additional purchase payments by writing or by telephoning the Administrative Office or by visiting our website – www.premier.transamerica.com, subject to the limitations described under ADDITIONAL FEATURES - Telephone, Fax and Internet Transactions. The allocation change will apply to purchase payments received on or after the date we receive the change request at our Administrative Office in good order.
You should review periodically how your purchase payments are divided among the subaccounts because market conditions and your overall financial objectives may change.
11

Right to Cancel Period
You may return your policy for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy at our Administrative Office. We will pay the refund within 7 days after we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy. The policy will then be deemed void.
Annuity Value
You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of regular trading on each business day and ends at the close of regular trading on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.
Accumulation Units
We measure the value of your policy during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your policy with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer charge, annual policy charge, or any withdrawal charge, we subtract accumulation units from the subaccounts using the same method.
Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying fund portfolio, and the daily deduction of the mortality and expense risk charge and administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.
INVESTMENT CHoices
The Separate Account
The WRL Freedom Conqueror® variable annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed in the “Appendix A – Underlying Fund Portfolios Associated with the Subaccounts.”
The general public may not purchase shares of any of these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.
There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the underlying fund prospectuses. You should read the underlying fund prospectuses carefully before you invest.
Please contact our Administrative Office at (800)-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website www.premier.transamerica.com to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.
Note: If you received a summary prospectus for any of the portfolios listed in “Appendix A - Portfolios Associated with the Subaccounts,” please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information.
12

Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see EXPENSES - Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations, their selection criteria may differ from our selection criteria.
You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select underlying fund portfolios for your initial purchase payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.
We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
We do not guarantee that each portfolio will always be available for investment through the policy. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new policy owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We reserve the right to limit the number of subaccounts you are invested in at any one time.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of other underlying fund portfolios (or of other open-end registered investment companies). We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior regulatory approval of to the extent required by applicable law.
We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.
New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is closed, we will notify you and request a reallocation of the amounts invested in the closed subaccount. If we do not receive new instructions, the requested transaction (including dollar cost averaging transactions or asset rebalance programs transactions) will be cancelled. Any purchase payment will be considered not in good order. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your annuity, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum maturity date) if an investment
13

choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices you have allocated to and which are open to new investments.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act, or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
In addition, a subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to you and unless you otherwise instruct us, we will:
1)	Re-allocate any policy value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us; and
2)	Allocate any subsequent Purchase Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other subaccounts you have selected
The Fixed Account
Purchase payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.
While we do not guarantee that the fixed account will always be available for investment, we guarantee that the interest credited to the fixed account will not be less than 4% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 4% per year.
Any money you allocate or transfer to the fixed account will be placed with our other general assets. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.
When you request a transfer, or if we consent to a withdrawal from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each policy year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make withdrawals from the fixed account unless we consent.
Transfers
During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.
Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:
•	That you only make one transfer per policy year. This restriction does not apply if you have selected dollar cost averaging.
•	That you request transfers from the fixed account in writing;
•	That you only make transfers from the fixed account during the 30 days following each policy anniversary; and
•	That you limit the maximum amount you transfer from the fixed account to the greater of:
(1) 25% of the amount in the fixed account; or
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(2) the amount you transferred from the fixed account in the immediately prior policy year.
(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)
Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all owners.
Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our website.
During the income phase of your policy, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to once per policy year.
The fixed account is not available in all states. If your policy was issued in New Jersey or Washington, you may not transfer any of their policy value to the fixed account.
Transfers may be made by telephone, fax or Internet, subject to limitations described under ADDITIONAL FEATURES – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.
If you make more than 12 transfers from the subaccounts in any policy year, we may charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account, however, they will be counted toward the 12 free transfers allowed per policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.
Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request, provided we receive your request in good order before the close of regular trading (usually 4:00 p.m. Eastern Time). If we receive your request after the close of our business on market day we will process the transfer request using next – day pricing.
Market Timing and Disruptive Trading
The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.
Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay Withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.
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Deterrence. If we determine you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any purchase payment or transfer request from any person without prior notice, if, in our judgment, (1) the purchase payment or transfer, or series of purchase payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.
Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we
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will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choices that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.
Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Third Party Investment Services
The Company or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.
The Company does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of policies. We, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.
The Company does not currently charge you any additional fees for providing these support services. We reserve the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.
Note carefully:
•	We do not offer, and do not engage any third parties to offer, investment allocation services of any type for use with the policy.
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•	We are not party to any agreement that you may have with any third parties that offer investment allocation services for use with your policy. We are not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.
•	Any fee that is charged by third parties offering investment allocation services for use with your policy is in addition to the fees and expenses that apply under your policy.
•	If you make withdrawals from your policy value to pay advisory fees, then taxes may apply to any such Withdrawals and tax penalties may be assessed on Withdrawals made before you attain age 59½.
EXPENSES
There are charges and expenses associated with your policy that reduce the return on your investment in the policy. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate policy costs and expenses that we incur in providing the services and benefits under the policy and assuming the risks associated with the policy and riders. The charges may result in a profit to us.
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain policy expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from the subaccounts during both the accumulation period and the income phase.
If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.
Administrative Charges
We deduct an annual administrative charge to cover the costs of supporting and administering the policies. This charge is assessed daily and is equal to 0.15% per year of the average daily net assets that you have invested in each subaccount.
Premium Taxes
Some states assess premium taxes on the purchase payments you make. A premium tax is a regulatory tax that some states assess on the purchase payments made into a policy. If we should have to pay any premium tax, we may deduct the tax from each purchase payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:
•	you elect to begin receiving annuity payments;
•	you surrender the policy;
•	you request a Withdrawal; or
•	a death benefit is paid.
Generally, premium taxes range from 0% to 3.50%, depending on the state.
Federal, State and Local Taxes
We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.
Special Service Fees
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.
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Transfer Charge
You are allowed to make 12 free transfers among the subaccounts per policy year. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging transfers and asset rebalancing transfers are considered transfers for this purpose. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per policy year. We do not currently charge for transfers among subaccounts, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.
Annual Policy Charge
We deduct an annual policy charge of $35 from your annuity value on each policy anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the policy.
Loan Processing Fee
If you take a policy loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Policy loans are available only under certain types of qualified policies.
Withdrawal Charge
During the accumulation period, except under certain qualified policies, you may withdraw part or all of the policy's annuity value. We impose a withdrawal charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a withdrawal or complete surrender.
If you take a withdrawal or if you surrender your policy completely, we will deduct a withdrawal charge of up to 8% of purchase payments withdrawn within seven years after we receive a purchase payment. We calculate the withdrawal charge on the full amount we must withdraw from your annuity value in order to pay the withdrawal amount, including the withdrawal charge. To calculate withdrawal charges, we treat withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth.
For the first withdrawal you make in any policy year, we waive that portion of the withdrawal charge that is based on the first 10% of your policy's annuity value at the time of the withdrawal. Amounts of the first withdrawal in excess of the first 10% of your policy's annuity value and all subsequent withdrawals you make during the policy year will be subject to a withdrawal charge.
We will deduct the full withdrawal charge if you surrender your policy completely; the 10% waiver will not apply to complete surrenders. We do not assess withdrawal charges when you annuitize or for systematic withdrawals, up to the amount permitted under the terms of your policy. We waive the withdrawal charge under certain circumstances (see below).
We will deduct the full withdrawal charge from the death benefit if the annuitant dies and the death benefit payable is the policy’s cash value.
The following schedule shows the withdrawal charges that apply during the seven years following each purchase payment:
Number of Years From Receipt of Each Purchase Payment	Withdrawal Charge
0-1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
Over 7	0%
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For example, assume your policy's annuity value is $100,000 at the end of the 2nd year since your initial purchase payment and you withdraw $30,000 as your first withdrawal of the policy year. Because the $30,000 is more than 10% of your policy's annuity value ($10,000), you would pay a withdrawal charge of $1,505.37 on the remaining $20,000 (7% of $21,505.37, which is $20,000 plus the $1,505.37 withdrawal charge).
On a complete surrender, we deduct withdrawal charges on the amount of purchase payments paid that are subject to the withdrawal charge. For example, assume your initial purchase payment was $100,000, you have taken no withdrawals that policy year, your annuity value is $106,000 in the second policy year and you request a complete surrender. You would pay a withdrawal charge of $7,000 on the $100,000 purchase payment, (7% of $100,000). Likewise, if there was a market loss and you requested a complete surrender (annuity value is $80,000), you would pay a withdrawal charge of $7,000 (7% of $100,000).
Keep in mind that withdrawals may be taxable, and if made before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.
Systematic Withdrawal. During any policy year, you may make systematic withdrawals on a monthly, quarterly, semi-annual or annual basis without paying withdrawal charges. Systematic withdrawals must be at least $40. The amount of the systematic withdrawal may not exceed 10% of the annuity value at the time the withdrawal is made, divided by the number of withdrawals made per calendar year. We reserve the right to discontinue systematic withdrawals if any withdrawal would reduce your annuity value below $5,000.
You may elect to begin or discontinue systematic withdrawals at any time. However, we must receive written notice at least 30 days prior to the date systematic withdrawals are to be discontinued. (Additional limitations apply. See ACCESS TO YOUR MONEY - Systematic Withdrawals.)
Nursing Care Facility Waiver. If your policy contains a nursing care facility waiver, we will waive the withdrawal charge, provided:
•	you have been confined to a nursing care facility for 30 consecutive days or longer;
•	your confinement began after the policy date; and
•	you provide us with written evidence of your confinement within two months after your confinement ends.
We will waive the withdrawal charge under this waiver only for withdrawals and complete surrenders made during your confinement or within two months after your confinement ends.
There is no restriction on the maximum amount you may withdraw under this benefit.
The Nursing Care Facility Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Portfolio Management Fees
The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the underlying fund prospectuses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.00% to 0.45% of the average daily assets of those underlying fund portfolios that are attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios assets. Policy owners through their indirect investment in the underlying fund portfolios, bear the cost of 12b-1 fees (see the prospectuses for the underlying funds for more information).
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• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolio’s assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.
Please Note: Some of the underlying funds listed in the chart below may not currently be available under your policy:
Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets
ACCESS ONE TRUST	0.50%
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
PROFUNDS	0.50%
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND	0.395%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds that invest in subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2019 we and TCI received approximately $9.9 Million in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.
Other Payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):
•	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional effort; and
•	may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policy.
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For the calendar year ended December 31, 2019, TCI and its affiliates received revenue sharing payments that totaled approximately $2,600,000. The firms that paid to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management • Allianz Global Investors •  American Century • Alliance Bernstein• American Funds • Amundi Pioneer Asset Management • Barrow, Hanley, Mewhinney & Strauss LLC • BlackRock Investment Management, LLC • Carillon Tower Advisers •  Charles Schwab Investment Management, LLC • Columbia Threadneedle Investments • Dimensional Fund Advisers •  Fidelity Investments • Franklin Templeton Investments• Hartford Funds •  Ivy Investments•  Janus Henderson Investors•  John Hancock Investments• JP Morgan Asset Management• Legg Mason Global Asset Management•  Levin Capital Strategies, LP• Lord Abbett & Co.•  Milliman Financial Risk Management LLC • Morgan Stanley Investment Management Inc. • Neuberger Berman • New York Life/Mainstay Investments • Pacific Investment Management Company • PGIM Investments• PineBridge Investments LLC • Principal Global Investors •  State Street Global Advisors• Systematic Financial Management • Thompson Siegel & Walmsley • T. Rowe Price Associates, Inc. • Torray, LLC• The Vanguard Group, Inc. • Virtus Investment Partners• Wellington Management Company LLP and Wells Fargo Asset Management .
Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
Reduced or Waived Charges and Expenses to Groups
We may reduce or waive the Withdrawal charge and annual policy charge for policies sold to large groups of full-time employees of the same employer, including directors, officers and full-time employees of the Company and its affiliates, or other groups where sales to the group reduce our administrative expenses.
ACCESS TO YOUR MONEY
Withdrawals and Complete Surrenders
During the accumulation period, you can have access to the money in your policy by making either a withdrawal or complete surrender. If you want to surrender your policy completely, you will receive your cash value, which equals the annuity value of your policy minus:
•	any withdrawal charges;
•	any premium taxes;
•	any unpaid accrued interest;
•	any loans;
•	the annual policy charge;
•	any optional rider fees, if applicable; and
•	the GMIB fee, if applicable see “Appendix C.”
The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for withdrawal or complete surrender at our Administrative Office in good order, unless you specify a later date in your request.
Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.
No withdrawal is permitted if the withdrawal would reduce the cash value below $5,000. You may not make withdrawals from the fixed account unless we consent. Unless you tell us otherwise, we will take the withdrawal from each of the investment choices in proportion to the annuity value.
Remember that any Withdrawal you take will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your policy. Under some circumstances, a Withdrawal will reduce the death benefit by more than the dollar amount of the Withdrawal. See DEATH BENEFIT, and the SAI for more details.
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Income taxes, federal tax penalties and certain restrictions may apply to any withdrawals or any complete surrender you make. If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
We must receive at our Administrative Office in good order a properly completed Withdrawal request by mail or fax. We will accept telephone requests for Withdrawals as long as the Withdrawal proceeds are being sent to the address of record. The maximum Withdrawal amount you may request by telephone is under $50,000.
When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your Withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.
If the policy's owner is not an individual, additional information may be required. If you own a qualified policy, the Code may require your spouse to consent to any Withdrawal. Other restrictions will apply to Section 403(b) qualified policies and Texas Optional Retirement Program policies. For more information, call us at (800)-851-9777 (Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern Time).
Delay of Payment and Transfer
Payment of any amount due from the separate account for a Withdrawal, a complete surrender, a death benefit, loans or on the death of an owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may be permitted to defer such payment from the separate account if:
•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the NYSE is otherwise restricted; or
•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of owners.
Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender, Withdrawal, loan, or death benefit from the TA BlackRock Government Money Market subaccount until the portfolio is liquidated.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, Withdrawals, surrenders, death benefits and loan amounts from the fixed account for up to six months.
If mandated under applicable law or by regulation, we may be required to reject a purchase payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a policy owner's account and thereby refuse to pay any request for transfers, Withdrawals, surrenders, loans, annuity payments, or death benefits until instructions are received from the appropriate regulators.
Systematic Withdrawals
During the accumulation period, you can elect to receive regular payments from your policy, up to the amount permitted under the terms of your policy, without paying Withdrawal charges by using systematic Withdrawals. Unless you specify otherwise, we will deduct systematic Withdrawal amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the Withdrawal. You can partially withdraw up to 10% of your annuity value annually in equal monthly, quarterly, semi-annual or annual payments of at least $40. Your annuity value must equal at least $25,000. We will not process a systematic Withdrawal if the annuity value for the entire policy would be reduced below $5,000. No systematic withdrawals are permitted from the fixed account without our prior consent.
There is no charge for taking systematic Withdrawals. You may stop systematic Withdrawals at any time. We reserve the right to discontinue offering systematic Withdrawals 30 days after we send you written notice.
You can take systematic Withdrawals during the accumulation period only. On the maturity date, you must annuitize the policy and systematic Withdrawal payments must stop.
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Income taxes, federal tax penalties and other restrictions may apply to any systematic Withdrawal you receive.
Policy Loans for Certain Qualified Policies
You can take policy loans during the accumulation period after the right to cancel period has expired when the policy is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one policy loan per calendar year). If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.
The maximum amount you may borrow against the policy is the lesser of:
•	50% of the annuity value; or
•	$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the policy is the lesser of 80% of the annuity value or $10,000.
The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.
Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent financial professional before requesting a policy loan.
The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all policy loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.
On each policy anniversary we will compare the amount of the policy loan to the amount in the loan reserve. If all policy loans and unpaid interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference from the subaccounts and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding policy loan, we will withdraw the difference and transfer it in  accordance with your current purchase payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.
If all policy loans and unpaid interest due on the loan exceed the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the policy will terminate without value.
You can repay any policy loan in full (prior to loan default):
•	while the policy is in force; and
•	during the accumulation period.
Note Carefully: If you do not repay your policy loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:
•	the amount of any death benefit proceeds; or
•	the amount we pay upon a Withdrawal or complete surrender; or
•	the amount we apply on the maturity date to provide annuity payments.
You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:
•	in substantially level quarterly payments over a 5-year period; or
•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.
Please Note: Once established, you cannot change the due date or payment method. An extended repayment period cannot go beyond the year you turn 72(or age 70 ½ if the Annuitant attained 70 ½ before 1/1/2020).
IF:
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•	a repayment is not received within 31 days from the original due date;
THEN:
•	under federal tax law you will be treated as having a deemed distribution of all policy loans and unpaid accrued interest, and any applicable charges, including any Withdrawal charge, will be assessed.
This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the policy to not qualify under Section 403(b) of the Code.
You may fax your loan request to us at (866)-671-9215.
The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of policy loans to one per policy year.
Policy loans may not be available in all states.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•	Any Withdrawal over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any Withdrawal when we have been directed to send proceeds to a different personal address from the address of record for that contract owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
•	Any Withdrawal when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
ANNUITY PAYMENTS (THE INCOME PHASE)
You can generally change the maturity date by giving us 30 days notice with the new date or age. Unless required by state law, the maturity date cannot be earlier than the end of the fifth policy year. The latest maturity date generally cannot be after the date specified in your policy unless a later date is agreed to by us.
Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified policies. You cannot change the annuity payment option after the maturity date.
If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment option available on the maturity date. Any portion of the annuity proceeds in the fixed account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per policy year.
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As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.
Supplemental Policy. Once you annuitize and if you have selected a fixed annuity payment option, the policy will end and we will issue a supplemental policy to describe the terms of the option you selected. The supplemental policy will name who will receive the annuity payments and describe when the annuity payments will be made.
Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force.
Annuity Payment Options Under the Policy
The policy provides several annuity payment options that are described below. You may choose any annuity payment option available under your policy. You can choose to receive payments monthly, quarterly, semi-annually or annually.
We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.
Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:
•	the amount of the annuity proceeds on the maturity date;
•	the interest rate we credit on those amounts; and
•	the specific payment option you choose.
Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the policy's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the policy's assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge of 1.25% annually and the administrative charge of 0.15% annually) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI. If you elect a variable annuity payment option, we deduct a daily mortality and expense risk charge of 1.25% annually and an administrative charge at 0.15% annually from your subaccount assets.
The annuity payment options are explained below. Some of the annuity payment options may not be available for all policies, all ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.
Fixed Annuity Payment Options
Payment Option A – Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to us.
If your policy is a qualified policy, payment option A may not satisfy minimum required distribution rules. Consult a financial professional before electing that payment option.
Payment Option B – Life Income Fixed Payments.
•	No Period Certain: We will make level payments only during the annuitant's lifetime; or
•	10 Years Certain: We will make level payments for the longer of the annuitant's lifetime or 10 years; or
•	Guaranteed Return of Annuity Proceeds: We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.
Payment Option C – Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.
For more information on how the fixed annuity payments are determined, see the SAI.
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Variable Annuity Payment Options
Payment Option D – Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:
•	No Period Certain: We will make variable payments only during the annuitant's lifetime; or
•	10 Years Certain: We will make variable payments for the longer of the annuitant's lifetime or 10 years.
Payment Option E – Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.
Other annuity payment options may be arranged by agreement with us. The death benefit payable after the maturity date will be affected by the annuity option you choose.
NOTE CAREFULLY
IF:
•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
•	the annuitant(s) dies for example, before the due date of the second annuity payment;
THEN:
•	we may make only one annuity payment and there will be no death benefit payable.
IF:
•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•	the person receiving payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping us informed of the annuitant’s current address of record.
DEATH BENEFIT
Payments on Death
We will pay a death benefit to your beneficiary(ies), under certain circumstances, if, if you are both the owner and the annuitant, and you die during the accumulation period (that is before the maturity date). A beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the policy in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may vary from state to state. The guarantees of these death benefits are based on our claims paying ability.
We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.
The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, then investments in the separate account may be reallocated in accordance with the beneficiary's instructions.
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We may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant's death.
Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as follows:
IF:
•	an owner and the annuitant ARE the same person and that person dies;
THEN:
•	we pay the death benefit proceeds to the beneficiaries, if alive, and in some cases, reset the death benefit. (1)(2)(4)(5) If the sole beneficiary is the surviving spouse of the owner, he or she, if eligible, may continue the policy with a reset death benefit and the annuity value adjusted to equal the death benefit proceeds.(3)
IF:
•	the surviving spouse who continued the policy dies;
THEN:
•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5)(6)(7) otherwise to the estate of the surviving spouse.
IF:
•	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;
THEN:
•	An owner becomes the annuitant and the policy continues.
IF:
•	an owner and an annuitant ARE NOT the same person, and an owner dies first;
THEN:
•	If no successor owner is named and alive, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death; or
•	If the successor owner is alive and is the owner’s spouse, the policy will continue with the spouse as the new owner; or
•	If the successor owner is alive and is not the owner’s spouse, the successor owner will become the new owner. The policy value must be distributed either:
•	within 5 years of the former owner’s death; or
•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
•	over a period that does not exceed the life expectancy (as defined by the Internal Revenue Code and Regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.
(1)The Code requires that payment to the beneficiaries or successor owners be made in a certain manner and within certain strict timeframes. We discuss these time-limitations in Alternate Payment Elections before the Maturity Date below.
(2)If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to an owner’s estate. If the sole beneficiary was living on an owner’s date of death, but died before the death report day, the death benefit is paid to the owner’s estate, not to the beneficiary's estate.
(3)If the sole beneficiary is the deceased owner/annuitant’s surviving spouse, then the surviving spouse, if eligible, may elect to continue the policy in force as the new owner and annuitant. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day, if greater. We will reset the age used in the death benefit provisions under the continuing policy as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, the phrase “the annuitant’s 80th birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total withdrawals following the death report day of the first deceased owner.
(4)If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary's life expectancy (the “distribution period”), then the policy will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death
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report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The policy will terminate at the end of the distribution period.
(5)If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)If the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
(7)If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provision of the policy.
Different rules apply if an owner, successor owner or a beneficiary is not a natural person. Please consult the SAI, your policy or your agent for more details.
After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See ANNUITY PAYMENTS (THE INCOME PHASE). Not all payment options provide for a death benefit.
If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant's death.
Amount of Death Benefit Before the Maturity Date
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the policy continues in the accumulation period for a specified number of years, or as annuity payments, or as otherwise permitted by the Company in accordance with applicable law.
If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the death benefit proceeds will be as follows:
IF:
•	the owner who is the annuitant dies during the accumulation period and before the eighth policy anniversary;
THEN:
•	the death benefit proceeds will be the greater of:
•	the cash value of your policy on the death report day; or
•	the total purchase payments you make to the policy, reduced by any withdrawals, credited with 5% on each policy anniversary (until the annuitant turns age 80), up to a maximum of 200% of total purchase payments minus any withdrawals. (Please note that the 5% credit is not available in all states.)
IF:
•	the owner who is the annuitant dies during the accumulation period and after the seventh policy anniversary;
THEN:
•	the death benefit proceeds will be the greatest of:
•	the death benefits described above;
•	the cash value of your policy on the seventh policy anniversary, reduced by any withdrawals after the seventh policy year;
•	if your policy was issued before May 1, 2000, the highest annuity value as of any policy anniversary occurring between

(a)	the later of May 1, 2000 and the seventh policy anniversary; and
(b)	the earlier of: the annuitant’s date of death, or the policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.
•	if your policy was issued on or after May 1, 2000, the highest annuity value as of any policy anniversary occurring between the seventh policy anniversary and the earlier of:

(a)	The annuitant’s date of death; or
(b)	The policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.
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The highest annuity value will be increased by purchase payments made and decreased by adjusted withdrawals taken since the policy anniversary date with the highest annuity value. The adjusted withdrawal is equal to (a) times (b) where:
(a)	is the ratio of the death benefit to the annuity value, calculated on the date the withdrawal is processed, but prior to the processing: and
(b)	is the amount of the withdrawal.
Note: The cash value is the annuity value, minus the annual policy charge, any applicable premium taxes and any withdrawal charges. This means that we will deduct the full withdrawal charge from the death benefit if the annuitant dies and the death benefit payable is the policy’s cash value. We will waive the withdrawal charge if the beneficiary elects to apply the death benefit to a new variable annuity policy issued by us.
The death benefit proceeds are reduced by any outstanding policy loans and premium taxes due.
The death benefit proceeds are not payable after the maturity date.
Guaranteed Minimum Death Benefit Features
Additional Benefits with Spousal Continuation. If the owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner is the sole beneficiary, is eligible, and elects to continue the policy, then the policy continues with the surviving spouse as sole owner and annuitant. We will increase the annuity value of the policy as of the death report day to equal the death benefit proceeds as of the death report day, if greater. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.
If an owner who is not the annuitant dies before an annuitant and before the maturity date, and if the deceased owner's surviving spouse is the successor owner, the policy continues with the surviving spouse as the new owner. However, we will not increase the annuity value to equal the death benefit proceeds.
Additional Death Benefit on Beneficiary’s Death. If an owner who is the annuitant dies before the maturity date, and the deceased owner's spouse is not named as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate the additional death benefit so that it is based on the age of such beneficiary.
Alternate Payment Elections Before the Maturity Date
If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this policy at the end of the distribution period:
1. within 5 years of the date of an owner's death;
2. over the beneficiary's lifetime, with payments beginning within one year of the deceased owner's death; or
3. over a specified number of years, not to exceed the beneficiary's life expectancy, with payments beginning within one year of an owner's death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary's current life expectancy, with payments beginning within one year of the deceased owner's death.
Different rules may apply if the policy is a qualified policy.
Multiple beneficiaries may choose individually among any of these options.
If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the annuitant's 80th birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total Withdrawals following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.
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If a beneficiary chooses 1 or 3 above, this policy remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary's proportionate share of the death benefit proceeds becomes the new annuity value. If a beneficiary chooses 2 above, the policy remains in effect, but moves into the income phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.
These Alternate Payment Elections do not apply if the sole beneficiary (or successor owner) is the surviving spouse of the deceased owner and the surviving spouse is eligible to and elected to continue the policy. These Alternate Payment Elections do apply when we pay the cash value to the successor owner on the death of an owner who is not the annuitant.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own financial professional about your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the policy value over the investment in the policy during each taxable year.
There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.
If you purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan's provisions and a policy's provisions, the plan's provisions will control.
If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.
You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.
We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
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Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.
We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own financial professional regarding the tax matter discussed above.
Distribution Requirements . The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner's date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner's death the owner's surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.
In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
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Taxation of Nonqualified Annuities
The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy.” There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent financial professional. A policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact your policy.
Different Individual Owner and Annuitant
If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or financial professional if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of maturity date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and maturity date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined as follows:
•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.
If you select more than one annuity payment option, special rules govern the allocation of the policy's entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular annuity payment option.
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If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.
Taxation of Surrenders and Withdrawals - Nonqualified Policies
When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.
If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your policy value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your financial professional.
The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from purchase payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your financial professional regarding how aggregation will apply to your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional purchase payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If you exchange part of an existing policy for the policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you make a withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.
You should consult your financial professional in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.
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Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a Withdrawal; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your financial professional prior to selecting any optional benefit under the policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.
There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
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Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total purchase payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or Withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 72 (or age 70 ½ if the Annuitant attained 70 ½ before 1/1/2020); (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
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The IRS has not reviewed this policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the purchase payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled Withholding below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the policy will be treated as zero.
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In addition, a penalty tax may be assessed on amounts withdrawn from the policy prior to the date you reach age 59½, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 72 (or 70½ if the owner/participant attained age 70½ prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 72 (or 70½ if the owner/participant attained age 70½ prior to 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.
Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the policy.
The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a financial professional before purchasing a bonus rider as part of a qualified policy.
You should consult your legal counsel or financial professional if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a financial professional before purchasing this policy as a qualified policy.
Withholding
The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
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Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the policy.
We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive.
ADDITIONAL FEATURES
Dollar Cost Averaging Program
During the accumulation period, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.
Dollar Cost Averaging programs that may be available under your policy:
•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.
•	Special —You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional purchase payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional purchase payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current purchase payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
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IF:
•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
•	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•	any amount in a variable source will be invested in that variable source and will remain in that variable investment option; and
•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the accumulation period you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per policy year. However, we will not rebalance if you are in the dollar cost averaging program or systematic Withdrawal program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer, or if we receive your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.
If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing program.
To qualify for asset rebalancing, a minimum annuity value of $10,000 is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.
There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each policy year.
We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.
Telephone, Fax and Internet Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.
Upon instructions from you, the registered representative/agent of record for your policy may also make telephonic transfers for you. If you do not want the ability to make transfers by telephone, you should notify us in writing.
Except for the restrictions regarding the fixed account noted above, you may make telephonic transfers, allocation changes or request withdrawals by calling our toll-free number: (800)-851-9777 (Monday-Friday 8:30 a.m.- 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for policies owned by trust will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.
Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office on non-market days or after the close of business on market days will get next – day pricing. See OTHER INFORMATION- Sending Forms and Transactions in Good Order.
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We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.
To request a transfer or Withdrawal, please fax your request to us at (877)-355-4385. We will not be responsible for same-day processing of transfers or Withdrawals if you fax your request to a number other than this fax number.
You may make transfers and change premium allocations through our website – www.premier.transamerica.com.
We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.
We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your order or request.
We may discontinue the availability of telephone, fax or Internet transactions at any time.
OTHER INFORMATION
Ownership
You, as owner of the policy, exercise all rights and privileges under the policy, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change an owner at any time by notifying us in writing at our Administrative Office in good order. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.
Annuitant
The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity payment Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.
Beneficiary
A beneficiary is the person who receives the death benefit when an owner who is also the annuitant dies. You may change beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner's estate. In the case of certain qualified policies, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.
Right to Cancel Period
You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days after you receive the policy (for replacements the right cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. However, if state law or federal tax regulations require we will refund your original premium payment(s), or surrender value, if greater. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.
Assignment
You can also generally assign the policy any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified policy and such assignments may be subject to tax penalties and taxed as distributions under the Code.
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Termination for Low Value
If a Withdrawal or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the subaccounts affected by the requested transaction; the dated signatures of all owners (exactly as registered on the policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Certain Offers
From time to time, we have (and we may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.
If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for the benefit, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.
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Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer.” Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a Withdrawal charge on the other annuity, and there may be a new withdrawal charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange, transfer or otherwise).
You may ask us to reinstate your policy after such an exchange, transfer or full surrender or withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is nonqualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.
Voting Rights
To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.
Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.
Non-Participating Policy
The policy does not participate or share in the profits or surplus earnings of the Company. No dividends are payable on the policy
Variations in Policy Provisions
Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations, since any such state variations will be included in your policy or in riders or endorsements attached to your policy.
The fixed account is not available in all states. If your policy was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be
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predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.
Business Continuity
Our business operations maybe adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Cyber Security
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.
Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.
We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.
The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.
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Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.
To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid our website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks, including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.
We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.
A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. As an examples the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. The Company, and numerous of its, employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.
Transamerica Premier Life Insurance Company
Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through
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subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, and all states except New York.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.
Financial Condition of the Company
We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate purchase payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).
The Separate Account
The Company established a separate account, called WRL Series Annuity Account, under the laws of the State of Ohio on August 4, 2003. The separate account receives and invests the purchase payments that are allocated to it for investment in shares of the underlying fund portfolios.
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The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company's other income, gains or losses.
The assets of the separate account are held in the Company's name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.
The Underlying Funds
At the time you purchase your policy, you may allocate your premium to subaccounts. These are subdivisions of our separate account, an account that keeps your policy assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix A - Portfolios Associated with the Subaccounts” for additional information.
Financial Statements
The financial statements of Transamerica Premier Life Insurance Company and the separate account are included in the SAI.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies.
We have discontinued new sales of the policies. You may, however, continue to make purchase payments to fund your policy pursuant to its terms, and exercise all other rights and options under your policy - such as reallocating your policy value among investment choices, making Withdrawals and full surrenders, and making changes of ownership of your policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 6% of purchase payment (additional amounts may be paid as overrides to wholesalers).
47

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company, TCI, Transamerica Financial Advisors, Inc. (TFA) and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sold you the policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may continue to receive in connection with your policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this policy to you.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCI. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
The Company’s main distribution channel is TFA, an affiliate, who sell the Company’s products.
The Company covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and the Company is compensated by TFA for these expenses based on TFA’s usage. In addition, the Company and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the policy that are distributed to current owners of the policy.
TFA pays its branch managers a portion of the commissions received from the Company for the sale of the policies. Sales representatives receive a portion of the commissions for their sales of policies in accordance with TFA’s internal compensation programs.
Sales representatives and their managers at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.
In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (the Company’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.
TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.
Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.
Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the policies or other criteria. Overrides we paid on certain products to our affiliates, TFA and Transamerica Agency Network, in 2019.
No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.
48

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the policy to you.
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Glossary of Terms
The Policy - General Provisions
Investment Experience
Performance
Historical Performance Data
Published Ratings
State Regulation of Transamerica Premier Life Insurance Company
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix A - Guaranteed Minimum Death Benefit Rider - Hypothetical Illustrations
Appendix B - Additional Earnings Rider - Additional Information
Inquiries and requests for an SAI should be directed to:
Transamerica Premier Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499
(800) 851-9777
(Monday-Friday 8:30 a.m. - 7 p.m. Eastern Time)
49

APPENDIX A
UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS
The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
ACCESS ONE TRUST
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.
PROFUNDS
ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index (the “Index”).
ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM.Index (the “Index”).
ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”).
ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”).
ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the BNY Mellon Emerging Markets 50 ADR® Index (the “Index”).
ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: ProFund VP Falling U.S. Dollar (the “Fund”) seeks investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the U.S. Dollar Index® (the “Index”).
ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: ProFund VP Financials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).
ProFund VP Government Money Market(2)	ProFund VP Government Money Market(2)	ProFund Advisors LLC
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP International	ProFund VP International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index (the “Index”).
ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”).
ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”)
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index (the “Index”).
ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: ProFund VP Oil & Gas (the ‘Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”).
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”).
ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”).
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: ProFund VP NASDAQ-100 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”).
50

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”).
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).
ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to two time (2x) the daily performance of the Index.
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and on-quarter (1.25x) the daily price movement of the most recently issued Long Bond.
ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).
TRANSAMERICA SERIES TRUST*
TA Aegon High Yield Bond - Initial Class	Transamerica Aegon High Yield Bond VP – Initial Class	Aegon USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
TA Aegon U.S. Government Securities - Initial Class	Transamerica Aegon U.S. Government Securities VP – Initial Class	Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
TA Barrow Hanley Dividend Focused - Initial Class	Transamerica Barrow Hanley Dividend Focused VP - Initial Class	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA BlackRock Global Real Estate Securities - Initial Class	Transamerica BlackRock Global Real Estate Securities VP – Initial Class	BlackRock Investment Management, LLC.
Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA BlackRock Government Money Market - Initial Class(2)	Transamerica BlackRock Government Money Market VP - Initial Class(2)	BlackRock Investment Management, LLC.(2)
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
TA BlackRock iShares Edge 40 - Initial Class	Transamerica BlackRock iShares Edge 40 VP – Initial Class	BlackRock Investment Management, LLC.
Investment Objective: Seeks capital appreciation and current income.
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Investment Management, LLC.(3)
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA International Growth - Initial Class(4)	Transamerica International Growth VP – Initial Class (4)	TDAM USA Inc. (4)
Investment Objective: Seeks capital growth.
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class	Janus Capital Management LLC
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Janus Mid-Cap Growth - Initial Class	Transamerica Janus Mid-Cap Growth VP – Initial Class	Janus Capital Management LLC
Investment Objective: Seeks long-term Capital appreciation.
TA JPMorgan Asset Allocation - Conservative - Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA JPMorgan Asset Allocation - Growth - Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks long-term capital appreciation.
TA JPMorgan Asset Allocation - Moderate - Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation and current income.
51

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA JPMorgan Core Bond - Initial Class	Transamerica JPMorgan Core Bond VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index - Initial Class	Transamerica JPMorgan Enhanced Index VP – Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.
TA JPMorgan International Moderate Growth - Initial Class	Transamerica JPMorgan International Moderate Growth VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA JPMorgan Tactical Allocation - Initial Class	Transamerica JPMorgan Tactical Allocation VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to balance capital appreciation and income.
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
TA Morgan Stanley Capital Growth - Initial Class(5)	Transamerica Morgan Stanley Capital Growth VP - Initial Class (5)	Morgan Stanley Investment Management Inc. (5)
Investment Objective: Seeks to maximize long-term growth.
TA Multi-Managed Balanced - Initial Class	Transamerica Multi-Managed Balanced VP – Initial Class	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Total Return - Initial Class	Transamerica PIMCO Total Return VP – Initial Class	Pacific Investment Management Company LLC
Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class	QS Investors, LLC
Investment Objective: Seeks current income and preservation of capital.
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA Small/Mid Cap Value - Initial Class	Transamerica Small/Mid Cap Value VP - Initial Class	Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks to maximize total return.
TA T. Rowe Price Small Cap - Initial Class	Transamerica T.Rowe Price Small Cap VP - Initial Class	T. Rowe Price Associates, Inc.
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
TA WMC US Growth - Initial Class	Transamerica WMC US Growth VP – Initial Class	Wellington Management Company, LLP
Investment Objective: Seeks to maximize long-term growth.
(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)	There can be no assurance any money market portfolio offered under this policy will be able to maintain a stable net asset value per share
52

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
during extended periods of low interest rates, and partly as a result of policy charges, the yield on the money market subaccounts may become extremely low and possibly negative.
(3)	Effective July 1, 2019, Transamerica BlackRock Tactical Allocation VP changed its advisor from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC.
(4)	Effective May 1, 2020, Transamerica Greystone International Growth VP was renamed Transamerica International Growth VP. On July 1, 2019, this fund changed its advisor from Greystone Managed Investments Inc. to TDAM USA Inc.
(5)	Effective November 1, 2019, Transamerica Jennison Growth VP advised by Jennison Associates LLC was merged into Transamerica Morgan Stanley Capital Growth VP and is advised by Morgan Stanley Investment Management, Inc
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
Certain subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any subaccount at any time. In some cases, a subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a subaccount, please contact your financial intermediary or our Administrative Office.
53

CLOSED INVESTMENT OPTIONS:
The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity ® VIP Contrafund® Portfolio - Service Class 2	Fidelity ® VIP Contrafund® Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks long-term capital appreciation..
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks to provide capital income.
The following subaccount was closed to new investments on December 12, 2005:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST – Initial Class
TA JPMorgan Mid Cap Value - Initial Class	Transamerica JPMorgan Mid Cap Value VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks growth from capital appreciation..
The following subaccount was closed to new investments on December 12, 2011:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
54

APPENDIX B
CONDENSED FINANCIAL INFORMATION
The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity policies issued by Transamerica Premier Life Insurance Company within each subaccount class.
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$17.225077 $17.575053 $17.005174 $15.818871 $16.015674 $15.868720 $14.626 $12.996 $12.825 $11.175	$19.098955 $17.225077 $17.575053 $17.005174 $15.818871 $16.015674 $15.868720 $14.626 $12.996 $12.825	52,580.973 60,632.547 66,968.908 92,669.899 70,505.342 96,669.035 71,596.849 52,594 177,927 151,231
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$23.849382 $25.905338 $21.603342 $20.333187 $20.532577 $18.646841 $14.439 $12.607 $13.149 $11.403	$30.876026 $23.849382 $25.905338 $21.603342 $20.333187 $20.532577 $18.646841 $14.439 $12.607 $13.149	435,325.930 484,925.759 528,151.992 563,697.225 654,258.406 763,798.173 833,903.731 930,277 1,042,833 1,201,203
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$20.099715 $22.285332 $20.058954 $17.279045 $18.296445 $17.102396 $13.567 $11.753 $11.840 $10.447	$25.195432 $20.099715 $22.285332 $20.058954 $17.279045 $18.296445 $17.102396 $13.567 $11.753 $11.840	146,362.380 156,355.009 187,978.868 204,375.794 239,263.836 288,673.109 338,094.741 398,204 485,353 618,474
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$20.569737 $18.589532 $14.047860 $14.235016 $13.702154 $12.411180 $9.150 $7.776 $7.733 $6.350	$28.500404 $20.569737 $18.589532 $14.047860 $14.235016 $13.702154 $12.411180 $9.150 $7.776 $7.733	74,106.859 87,965.245 101,590.281 113,815.184 121,598.210 142,829.378 170,083.196 208,397 233,053 260,669
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$8.154400 $10.158228 $7.751524 $7.809767 $8.738796 $9.002362 $7.940 $6.972 $9.684 $8.621	$10.157267 $8.154400 $10.158228 $7.751524 $7.809767 $8.738796 $9.002362 $7.940 $6.972 $9.684	72,047.530 64,443.322 82,300.564 70,230.782 108,131.893 153,272.133 184,802.700 156,288 133,347 350,587
55

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$11.045384 $13.603016 $11.217667 $9.599314 $11.308108 $11.276288 $9.655 $9.025 $10.914 $8.532	$12.822928 $11.045384 $13.603016 $11.217667 $9.599314 $11.308108 $11.276288 $9.655 $9.025 $10.914	71,710.892 82,927.059 141,190.734 118,332.593 105,427.244 170,311.880 165,794.952 179,830 412,983 353,919
ProFund VP Bull Subaccount Inception Date June 12, 2006	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$17.585538 $19.001190 $16.143880 $14.927259 $15.205902 $13.832441 $10.810 $9.625 $9.759 $8.790	$22.351571 $17.585538 $19.001190 $16.143880 $14.927259 $15.205902 $13.832441 $10.810 $9.625 $9.759	241,438.459 132,426.784 261,832.698 201,190.279 221,060.550 427,769.158 351,128.298 160,356 201,555 238,450
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$22.526522 $22.703972 $19.448717 $18.928105 $18.333369 $16.530216 $11.984 $9.953 $9.566 $7.991	$27.689186 $22.526522 $22.703972 $19.448717 $18.928105 $18.333369 $16.530216 $11.984 $9.953 $9.566	80,922.776 86,502.668 88,967.937 92,901.798 131,880.192 128,129.383 143,570.950 89,464 210,912 71,315
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$7.014977 $8.395687 $6.388258 $5.835046 $7.159979 $7.517359 $8.146 $7.751 $9.788 $9.042	$8.594694 $7.014977 $8.395687 $6.388258 $5.835046 $7.159979 $7.517359 $8.146 $7.751 $9.788	466,447.712 420,422.091 599,043.487 332,126.057 320,661.383 368,119.224 502,892.868 468,206 403,371 870,584
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$7.829695 $9.246377 $7.831715 $7.365848 $8.380616 $9.302362 $7.755 $6.745 $7.506 $7.415	$9.095097 $7.829695 $9.246377 $7.831715 $7.365848 $8.380616 $9.302362 $7.755 $6.745 $7.506	18,447.762 23,306.206 30,519.619 62,828.253 73,078.381 85,133.301 20,569.255 15,372 9,509 21,321
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$6.169777 $6.678053 $6.243177 $6.724302 $7.576797 $8.790430 $9.096 $9.296 $9.690 $10.086	$5.942196 $6.169777 $6.678053 $6.243177 $6.724302 $7.576797 $8.790430 $9.096 $9.296 $9.690	2,080.683 2,841.031 2,923.104 3,642.197 7,571.951 5,808.620 15,305.852 15,319 25,521 23,862
56

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Financials Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$9.018556 $10.210408 $8.759627 $7.702005 $7.928335 $7.119678 $5.466 $4.444 $5.229 $4.780	$11.586302 $9.018556 $10.210408 $8.759627 $7.702005 $7.928335 $7.119678 $5.466 $4.444 $5.229	202,141.167 213,571.532 252,002.603 249,179.638 185,325.049 360,936.424 427,215.563 130,149 163,946 277,364
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$9.037257 $9.126261 $9.251819 $9.379106 $9.508152 $9.639312 $9.772 $9.908 $10.044 $10.183 $10.322	$8.981160 $9.037257 $9.126261 $9.251819 $9.379106 $9.508152 $9.639312 $9.772 $9.908 $10.044 $10.183	135,729.751 262,291.077 185,407.472 183,153.859 402,626.675 512,679.975 410,399.705 656,356 866,891 320,885 662,299
ProFund VP International Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$6.926603 $8.338147 $6.941537 $7.104212 $7.466703 $8.239303 $6.992 $6.116 $7.239 $6.809	$8.147330 $6.926603 $8.338147 $6.941537 $7.104212 $7.466703 $8.239303 $6.992 $6.116 $7.239	67,229.114 72,794.154 122,192.701 105,882.894 74,758.256 76,399.977 155,442.534 142,285 95,805 343,554
ProFund VP Japan Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$8.141953 $9.343785 $7.998392 $8.076747 $7.740218 $7.603286 $5.201 $4.290 $5.340 $5.793	$9.635292 $8.141953 $9.343785 $7.998392 $8.076747 $7.740218 $7.603286 $5.201 $4.290 $5.340	15,238.831 15,704.109 16,758.642 28,836.879 46,915.194 28,212.393 49,727.194 2,121 37,433 2,299
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$14.794834 $17.217607 $15.390459 $13.204039 $14.012441 $13.199102 $10.233 $8.981 $9.504 $7.769	$18.023207 $14.794834 $17.217607 $15.390459 $13.204039 $14.012441 $13.199102 $10.233 $8.981 $9.504	48,461.284 53,850.786 59,983.509 150,041.746 95,161.865 94,004.316 237,615.537 297,963 128,623 272,918
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$31.447479 $32.497881 $25.275102 $24.348334 $22.976433 $19.911911 $15.037 $13.119 $13.111 $11.244	$42.395888 $31.447479 $32.497881 $25.275102 $24.348334 $22.976433 $19.911911 $15.037 $13.119 $13.111	106,824.293 114,044.029 120,294.279 115,116.515 130,452.280 172,280.774 157,769.767 207,261 169,163 114,383
57

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$6.866598 $8.728508 $9.140528 $7.463220 $9.876064 $11.235374 $9.182 $9.049 $8.974 $7.727	$7.348466 $6.866598 $8.728508 $9.140528 $7.463220 $9.876064 $11.235374 $9.182 $9.049 $8.974	148,032.921 152,347.430 166,909.690 212,584.313 191,517.652 244,360.587 252,137.596 274,546 506,579 627,073
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$17.225145 $18.622000 $17.109881 $18.021663 $17.496558 $14.863873 $11.450 $10.381 $9.064 $9.147	$19.372433 $17.225145 $18.622000 $17.109881 $18.021663 $17.496558 $14.863873 $11.450 $10.381 $9.064	45,895.183 56,173.831 62,447.040 79,050.158 121,149.198 179,704.867 91,266.095 76,218 224,426 56,601
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$3.913547 $4.586418 $4.417309 $2.874526 $4.340896 $5.781563 $9.447 $11.211 $14.072 $10.734	$5.634126 $3.913547 $4.586418 $4.417309 $2.874526 $4.340896 $5.781563 $9.447 $11.211 $14.072	225,843.247 251,738.699 229,792.629 187,069.978 181,234.182 234,735.458 268,800.615 369,731 433,770 417,284
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2019 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$2.766927 $2.492187 $3.502014 $4.239427 $3.854765 $4.026694 $4.093 $4.773 $4.373 $5.436 $10.747	$2.155864 $2.766927 $2.492187 $3.502014 $4.239427 $3.854765 $4.026694 $4.093 $4.773 $4.373 $5.436	36,184.517 39,556.829 41,716.210 25,472.898 190,585.883 44,580.439 34,849.093 39,404 43,703 72,257 23,920
ProFund VP Short International Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$3.798546 $3.335807 $4.261846 $4.592142 $4.839456 $4.773570 $6.128 $7.783 $7.752 $9.214	$3.093565 $3.798546 $3.335807 $4.261846 $4.592142 $4.839456 $4.773570 $6.128 $7.783 $7.752	3,491.878 3,868.376 4,016.355 6,101.057 5,732.501 6,561.979 12,119.832 14,323 17,245 21,465
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$1.359250 $1.419356 $1.925233 $2.170466 $2.531004 $3.183492 $4.573 $5.710 $6.468 $8.321	$0.964403 $1.359250 $1.419356 $1.925233 $2.170466 $2.531004 $3.183492 $4.573 $5.710 $6.468	91,171.970 88,993.448 83,109.270 89,281.985 98,305.824 194,330.533 51,076.712 59,693 51,755 62,355
58

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$1.568890 $1.441192 $1.703198 $2.202666 $2.252013 $2.515774 $3.711 $4.643 $5.179 $7.391	$1.225638 $1.568890 $1.441192 $1.703198 $2.202666 $2.252013 $2.515774 $3.711 $4.643 $5.179	514,439.369 518,667.298 520,096.551 241,813.581 38,108.826 37,844.618 23,750.677 51,238 66,168 37,463
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$15.777452 $18.367887 $16.565713 $14.034648 $15.173002 $15.013427 $11.097 $9.807 $10.540 $8.565	$19.232253 $15.777452 $18.367887 $16.565713 $14.034648 $15.173002 $15.013427 $11.097 $9.807 $10.540	24,493.542 34,702.173 83,290.861 95,163.695 82,481.045 64,471.160 257,852.225 235,470 164,484 194,854
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$14.450996 $17.082931 $15.788224 $12.431448 $13.743193 $13.169900 $9.700 $8.468 $8.954 $7.436	$17.467190 $14.450996 $17.082931 $15.788224 $12.431448 $13.743193 $13.169900 $9.700 $8.468 $8.954	35,026.565 22,271.813 75,856.172 120,070.686 30,290.516 47,117.591 143,574.375 46,574 146,544 30,586
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$9.150967 $10.930862 $11.323944 $9.438108 $9.426815 $9.505007 $8.600 $7.485 $7.450 $6.530	$10.357463 $9.150967 $10.930862 $11.323944 $9.438108 $9.426815 $9.505007 $8.600 $7.485 $7.450	30,864.948 24,016.243 41,518.753 120,365.515 77,936.444 12,653.170 12,436.994 223,340 11,184 161,026
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$12.296309 $17.070521 $13.825049 $10.042197 $11.701077 $11.259263 $6.116 $4.789 $5.983 $4.087	$17.865975 $12.296309 $17.070521 $13.825049 $10.042197 $11.701077 $11.259263 $6.116 $4.789 $5.983	99,838.651 113,327.823 101,497.284 78,914.753 76,756.320 139,206.077 268,258.731 109,197 166,751 185,413
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$16.066229 $17.226650 $15.953565 $16.226228 $17.437123 $12.963537 $16.251 $16.321 $11.531 $10.618	$18.731486 $16.066229 $17.226650 $15.953565 $16.226228 $17.437123 $12.963537 $16.251 $16.321 $11.531	26,128.560 31,269.679 32,849.497 79,213.899 41,383.148 102,928.245 34,238.558 78,543 105,964 70,573
59

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$15.428491 $15.207037 $13.936557 $12.279884 $13.303596 $10.716034 $9.589 $9.711 $8.379 $8.019	$18.696074 $15.428491 $15.207037 $13.936557 $12.279884 $13.303596 $10.716034 $9.589 $9.711 $8.379	61,244.388 63,421.662 71,044.429 125,422.972 78,362.890 99,037.204 76,998.437 243,137 490,845 295,606
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$21.779281 22.617565 $21.344645 $18.764018 $19.865571 $19.373178 $18.429 $15.923 $15.410 $13.897	$24.531298 $21.779281 $22.617565 $21.344645 $18.764018 $19.865571 $19.373178 $18.429 $15.923 $15.410	119,461.381 139,862.110 188,985.653 250,749.089 273,466.243 323,418.571 473,645.900 811,226 790,360 930,927
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$13.956361 $14.116510 $13.943162 $14.095533 $14.278755 $13.834624 $14.349 $13.839 $13.041 $12.666	$14.672222 $13.956361 $14.116510 $13.943162 $14.095533 $14.278755 $13.834624 $14.349 $13.839 $13.041	173,157.463 190,353.335 214,815.963 273,732.781 292,650.621 334,345.624 419,619.527 557,287 893,106 823,656
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 1996	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$35.710464 $40.919788 $35.636732 $31.444593 $33.073730 $29.898186 $23.277 $21.128 $20.853 $19.145	$43.637286 $35.710464 $40.919788 $35.636732 $31.444593 $33.073730 $29.898186 $23.277 $21.128 $20.853	713,774.544 782,688.113 853,225.551 906,534.276 1,047,381.127 1,246,045.974 1,392,110.492 1,491,690 1,725,495 2,065,792
TA BlackRock Global Real Estate Securities - Initial Class(1) Subaccount Inception Date May 1, 1998	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$30.815974 $34.756793 $31.658663 $31.901254 $32.543740 $29.057844 $28.360 $22.961 $24.698 $21.652	$38.046189 $30.815974 $34.756793 $31.658663 $31.901254 $32.543740 $29.057844 $28.360 $22.961 $24.698	302,057.135 330,771.276 366,882.715 427,880.701 483,636.619 533,209.754 597,259.967 726,086 821,421 925,531
TA BlackRock Government Money Market - Initial Class Subaccount Inception Date December 3, 1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$12.808139 $12.758097 $12.935572 $13.115456 $13.298405 $13.483904 $13.672 $13.864 $14.057 $14.253	$12.880417 $12.808139 $12.758097 $12.935572 $13.115456 $13.298405 $13.483904 $13.672 $13.864 $14.057	936,514.554 1,338,176.194 945,402.745 1,261,935.349 1,338,876.259 1,839,298.169 1,717,533.638 1,967,208 2,998,242 2,907,575
60

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock iShares Edge 40 - Initial Class(2) Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$16.819372 $17.792294 $16.439055 $16.305958 $16.546813 $15.894718 $15.037 $14.366 $14.308 $13.275	$19.126233 $16.819372 $17.792294 $16.439055 $16.305958 $16.546813 $15.894718 $15.037 $14.366 $14.308	70,727.048 81,361.846 88,809.384 99,069.169 121,342.584 143,167.006 160,463.340 172,770 434,634 532,782
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2019 2018 2017 2016 2015 2014	$10.957203 $11.624544 $10.553960 $10.200696 $10.356405 $10.030528	$12.648367 $10.957203 $11.624544 $10.553960 $10.200696 $10.356405	199,231.011 236,110.783 273,061.182 292,157.130 285,957.380 298,400.784
TA International Growth - Initial Class(3) Subaccount Inception Date January 2, 1997	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$15.218905 $18.753769 $14.943989 $15.140752 $15.341020 $16.404620 $14.086 $11.693 $13.183 $12.097	$19.163504 $15.218905 $18.753769 $14.943989 $15.140752 $15.341020 $16.404620 $14.086 $11.693 $13.183	955,603.595 1,032,500.483 1,178,057.070 1,207,487.764 1,326,526.173 1,605,183.481 1,707,346.489 1,824,036 1,960,716 2,358,691
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$1.404586 $1.425288 $1.238015 $1.205646 $1.221037 $1.148231 $0.978 $0.882 $1.002 $0.986	$1.686805 $1.404586 $1.425288 $1.238015 $1.205646 $1.221037 $1.148231 $0.978 $0.882 $1.002	1,807,781.225 1,049,695.745 958,772.090 868,529.484 858,459.015 848,109.815 862,600.039 565,438 734,730 715.920
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date March 1, 1993	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$73.183235 $75.129006 $59.048412 $61.122104 $65.261933 $66.165999 $48.218 $44.826 $48.722 $36.895	$98.667732 $73.183235 $75.129006 $59.048412 $61.122104 $65.261933 $66.165999 $48.218 $44.826 $48.722	546,001.772 590,772.433 657,816.110 746,797.643 832,182.810 932,207.804 1,092,713.582 1,237,160 1,486,671 1,361,782
TA JPMorgan Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$17.526444 $18.509572 $16.636863 $16.123798 $16.675867 $16.547157 $15.342 $14.478 $14.300 $13.311	$19.687325 $17.526444 $18.509572 $16.636863 $16.123798 $16.675867 $16.547157 $15.342 $14.478 $14.300	1,000,809.858 1,039,179.738 1,224,165.835 1,360,060.590 1,598,677.959 1,978,551.715 2,289,582.116 3,232,882 3,227,329 3,861,273
61

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002)	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$19.637584 $22.224158 $18.080448 $17.282649 $17.869579 $17.638309 $14.104 $12.702 $13.617 $12.012	$24.411659 $19.637584 $22.224158 $18.080448 $17.282649 $17.869579 $17.638309 $14.104 $12.702 $13.617	1,777,402.165 1,827,774.343 1,968,790.821 2,164,774.371 2,465,100.638 3,211,219.886 3,632,513.372 3,905,346 4,593,978 5,571,331
TA JPMorgan Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$18.997538 $20.306123 $17.678421 $16.980381 $17.610295 $17.376133 $15.524 $14.385 $14.501 $13.322	$21.811608 $18.997538 $20.306123 $17.678421 $16.980381 $17.610295 $17.376133 $15.524 $14.385 $14.501	1,870,274.510 2,013,482.804 2,157,155.163 2,397,442.035 2,834,839.851 3,692,010.691 4,295,849.999 4,861,833 5,930,674 7,639,880
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$19.668175 $21.462503 $18.169326 $17.291048 $17.933619 $17.728700 $15.058 $13.801 $14.281 $12.846	$23.278006 $19.668175 $21.462503 $18.169326 $17.291048 $17.933619 $17.728700 $15.058 $13.801 $14.281	2,900,939.816 3,193,785.949 3,541,842.231 4,092,391.122 4,667,758.473 5,947,816.235 7,054,168.074 7,605,802 8,914,351 10,000,906
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date December 3,1992	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$27.077576 $27.436756 $26.836827 $26.575701 $26.783613 $25.785189 $26.637 $25.730 $24.263 $22.730	$28.980531 $27.077576 $27.436756 $26.836827 $26.575701 $26.783613 $25.785189 $26.637 $25.730 $24.263	480,346.825 626,751.620 667,054.051 715,015.606 680,684.642 878,236.575 931,329.877 1,396,066 1,367,473 1,412,094
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$24.275867 $26.192446 $21.920957 $19.961165 $20.255581 $17.987584 $13.764 $11.996 $12.074 $10.630	$31.370686 $24.275867 $26.192446 $21.920957 $19.961165 $20.255581 $17.987584 $13.764 $11.996 $12.074	328,280.525 326,577.837 366,457.357 329,773.443 443,526.594 568,313.215 545,379.842 434,876 297,195 442,788
TA JPMorgan International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006)	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$10.931857 $12.538437 $10.439662 $10.457835 $10.781151 $10.984137 $9.881 $8.883 $9.724 $8.923	$12.696900 $10.931857 $12.538437 $10.439662 $10.457835 $10.781151 $10.984137 $9.881 $8.883 $9.724	85,702.411 105,629.799 114,194.445 127,758.801 157,737.390 211,235.998 251,541.535 326,099 430,916 476,182
62

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$33.245143 $38.226369 $34.157480 $30.223990 $31.509063 $27.713933 $21.319 $17.937 $17.829 $14.699	$41.378951 $33.245143 $38.226369 $34.157480 $30.223990 $31.509063 $27.713933 $21.319 $17.937 $17.829	174,355.780 201,796.101 226,795.730 249,656.971 268,355.101 326,497.603 370,873.885 417,689 495,134 596,704
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date March 1, 1994	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$35.755792 $37.356207 $34.830167 $33.808929 $34.319089 $32.667302 $31.395 $29.556 $28.919 $29.357	$39.555962 $35.755792 $37.356207 $34.830167 $33.808929 $34.319089 $32.667302 $31.395 $29.556 $28.919	377,784.367 419,838.833 478,066.571 536,910.494 612,482.543 736,138.216 814,019.386 948,066 1,135,293 1,402,094
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$12.988645 $13.798830 $12.333954 $12.053844 $12.442802 $12.068013 $10.982 $10.273 $10.266 $9.405	$14.813538 $12.988645 $13.798830 $12.333954 $12.053844 $12.442802 $12.068013 $10.982 $10.273 $10.266	97,074.591 106,824.887 155,436.118 135,401.341 125,790.481 233,291.201 158,022.751 51,301 36,196 38,241
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$13.235794 $14.457009 $12.373297 $11.986436 $12.596982 $12.285492 $10.488 $9.534 $9.778 $8.774	$15.586626 $13.235794 $14.457009 $12.373297 $11.986436 $12.596982 $12.285492 $10.488 $9.534 $9.778	219,511.851 249,786.916 239,195.106 219,150.013 228,129.997 302,360.583 216,973.371 203,958 198,444 211,869
TA Morgan Stanley Capital Growth - Initial Class(4) Subaccount Inception Date May 3, 1999	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$43.610910 $41.454641 $29.272040 $30.368066 $27,546123 $26.349811 $18.023 $15.817 $17.027 $13.548	$53.218716 $43.610910 $41.454641 $29.272040 $30.368066 $27,546123 $26.349811 $18.023 $15.817 $17.027	790,208.150 560,617.912 606,900.361 613,493.360 743,796.504 824,938.430 890,548.292 979,617 1,139,134 1,348,084
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$24.607563 $25.901738 $23.010464 $21.628589 $21.884434 $20.026114 $17.195 $15.490 $15.097 $12.334	$29.550552 $24.607563 $25.901738 $23.010464 $21.628589 $21.884434 $20.026114 $17.195 $15.490 $15.097	1,912,066.244 2,031,888.008 2,254,815.664 2,465,532.288 2,736,886.588 3,244,314.462 3,441,117.220 3,659,012 4,208,765 4,823,163
63

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$1.095302 $1.193522 $1.080159 $1.039326 $1.081404 $1.016911 $0.922 $0.926 $0.972 $1.021	$1.292711 $1.095302 $1.193522 $1.080159 $1.039326 $1.081404 $1.016911 $0.922 $0.926 $0.972	288,553.447 281,929.061 286,944.034 307,067.157 421,378.216 457,893.208 1,103,306.571 741,986 1,137,182 1,135,156
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$1.050227 $1.122806 $1.031284 $0.996102 $1.031463 $.961983 $0.902 $0.901 $0.987 $1.023	$1.217663 $1.050227 $1.122806 $1.031284 $0.996102 $1.031463 $.961983 $0.902 $0.901 $0.987	902,438.142 468,550.021 372,815.928 450,436.408 442,633.685 655,398.205 578,171.090 789,753 1,572,785 1,033,424
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$1.062333 $1.166929 $1.030437 $0.996293 $1.046403 $.997283 $0.866 $0.872 $1.000 $1.021	$1.273492 $1.062333 $1.166929 $1.030437 $0.996293 $1.046403 $.997283 $0.866 $0.872 $1.000	227,013.250 282,406.488 295,035.912 276,828.891 325,682.161 367,036.433 309,683.434 324,848 481,339 601,088
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$16.286723 $16.624809 $16.071783 $15.865943 $15.977786 $15.478091 $16.105 $15.185 $14.489 $13.706	$17.413233 $16.286723 $16.624809 $16.071783 $15.865943 $15.977786 $15.478091 $16.105 $15.185 $14.489	717,550.821 828,128.968 995,647.668 1,134,604.758 1,284,935.826 1,297,398.149 1,615,284.168 2,414,479 2,304,667 2,359,182
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2019 2018 2017 2016 2015 2014 2013 2012 2011	$11.744290 $12.263969 $11.132899 $10.997182 $11.420770 $11.177589 $10.586 $10.053 $10.000	$12.883292 $11.744290 $12.263969 $11.132899 $10.997182 $11.420770 $11.177589 $10.586 $10.053	6,654.034 10,437.498 13,803.762 14,298.453 19,541.691 47,454.253 36,109.176 18,379 12,659
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.904082 $13.913821 $11.726955 $11.661353 $12.651363 $12.427705 $10.816 $9.886 $10.000	$14.170984 $12.904082 $13.913821 $11.726955 $11.661353 $12.651363 $12.427705 $10.816 $9.886	76,253.074 77,273.119 81,818.958 92,293.944 170,605.062 188,973.893 120,097.196 152,788 173,245
64

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date May 3, 2004	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$34.044688 $38.992024 $34.214832 $28.641739 $29.791257 $28.708285 $21.355 $18.606 $19.381 $15.069	$42.062181 $34.044688 $38.992024 $34.214832 $28.641739 $29.791257 $28.708285 $21.355 $18.606 $19.381	837,148.420 939,347.316 1,067,607.061 1,178,657.222 1,249,547.932 1,718,657.949 1,988,683.040 608,966 859,743 942,081
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 3, 1999	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$34.209055 $37.334887 $30.930545 $28.198406 $27.913912 $26.564854 $18.697 $16.388 $16.341 $12.326	$44.792520 $34.209055 $37.334887 $30.930545 $28.198406 $27.913912 $26.564854 $18.697 $16.388 $16.341	391,454.167 418,819.904 440,977.477 497,289.708 565,783.129 664,113.380 729,572.490 739,472 750,309 953,175
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2002	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$28.542218 $28.883208 $22.668067 $22.356201 $21.216391 $19.363417 $14.822 $13.282 $13.990 $12.041	$39.420366 $28.542218 $28.883208 $22.668067 $22.356201 $21.216391 $19.363417 $14.822 $13.282 $13.990	4,774,810.650 4,999,843.375 5,639,781.363 6,339,997.451 7,022,054.790 8,165,763.664 9,080,490.897 10,318,961 11,844,893 9,505,462
(1)	Available with Initial Class only for those contract owners who own Contract No. WL18.
(2)	Effective November 1, 2019, TA BlackRock Smart Beta 40 was renamed TA BlackRock iShares Edge 40.
(3)	Effective May1, 2020, TA Greystone International Growth was renamed TA International Growth.
(4)	Effective November 1, 2019, TA Jennison Growth was merged into TA Morgan Stanley Capital Growth
65

APPENDIX C
guaranteed minimum income benefit rider (No longer available)
The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.'' By selecting this rider, you are guaranteed a future minimum level of income under the rider's fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)
You may purchase the rider when we issue your policy or anytime before the annuitant's 85th birthday.
You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:
•	you may not annuitize under the Term Certain fixed annuity payment option;
•	we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.
See Annuity Payment Options Under the Rider below, and Annuity Factor Age Adjustment in the SAI for more information.
Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:
•	the annuity value on the date the rider is issued, plus
•	any additional premiums paid after the rider date, minus
•	an adjustment for any withdrawals made after the rider date
•	accumulated at the annual growth rate, plus
•	any premium taxes.
The annual growth rate is currently 6% per year. For policies issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your policy, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.
The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the policy.
Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:
Fixed Annuity Payment Options:
•	Term Certain – Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.
Variable Annuity Payment Options:
•	Life Income - An election may be made for “No Period Certain,'' “10 Years Certain,'' or ”Installment Refund.'' Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
•	Joint and Full Survivor - An election may be made for “No Period Certain,'' ”10 Years Certain,'' or “Installment Refund.''
66

guaranteed minimum income benefit rider (No longer available) — (Continued)
Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.
Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.
If:
•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
•	the annuitant dies, for examples, before the due date of the second annuity payment,
Then:
•	we will make only one annuity payment and there will be no death benefit payable.
Annuity Factor Age Adjustment. If you annuitize under one of the rider's variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant's age (age 85 if the annuitant's age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:
Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0
Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant's 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.
If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider's issue date, so that annuitizing prior to the new rider's 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider's benefits and charges prior to upgrading.
It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.
Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider's first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant's 89th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.
67

guaranteed minimum income benefit rider (No longer available) — (Continued)
Note Carefully:
•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.
•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.
Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize'' the payments (hold them constant) during each rider year.
During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.
Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.45% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including policy surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.45%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.
We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.
Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.
Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our Administrative Office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:
•	annuitization that is not under the rider;
•	the date you elect to upgrade (although a new rider will be issued);
•	the date we receive your complete written request to terminate the rider;
•	the date your policy terminates or is surrendered;
•	30 days following the rider anniversary after the annuitant's 89th birthday (earlier if required by your state); or
•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.
However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.
68

guaranteed minimum income benefit rider (No longer available) — (Continued)
The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the policy's applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.
The rider may vary by state and is not available in all states. We recommend that you consult your tax adviser before you purchase this rider.
69

APPENDIX D
ADDITIONAL EARNINGS RIDER (NO LONGER AVAILABLE)
The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when the owner who is the annuitant dies and death benefit proceeds are paid under your policy. When you buy this rider, you should name each owner as an annuitant.
We will pay the Additional Earnings Rider Amount under this rider only if:
•	the rider is in force at the time of death;
•	Death benefit proceeds are payable under the policy; and
•	There are rider earnings when the death benefit proceeds are calculated.
You may elect the rider when we issue the policy, or on any monthiversary during the accumulation period before you reach age 75. The date you add the rider to the policy is the rider date.
Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:
•	the rider earnings on the date we calculate the death benefit proceeds (the death report day); or
•	the rider earnings limit (shown on your rider ) multiplied by the rider base on the death report day.
The maximum we will pay under this rider is $1 million.
Rider earnings equal:
•	the death benefit proceeds payable under the policy; minus
•	the rider base, which is:
•	the greater of the death benefit proceeds on the rider date or the annuity value on the rider date; plus
•	the purchase payments made after the rider date; less
•	the amount of each withdrawal made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the withdrawal.
Example: On May 1, 2002, a person aged 60 purchases a policy with the Additional Earnings Rider. On the date of the purchase (rider date) the annuity value and death benefit value were equal to the purchase payment of $40,000 (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.
At the time of the owner's death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000), assuming no withdrawals or additional purchase payment have been made since the rider date, from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).
Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):
a) The rider earnings ($35,000) multiplied by the additional earnings factor (40%) = $14,000;
b) The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) = $40,000; or
c) The maximum benefit under the rider=$1,000,000.
The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit under these circumstances (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) is $89,000 ($75,000 + $14,000).
For additional examples, see the SAI.
We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your policy as part of a 1035 exchange or if you added the rider after you purchased the policy, rider earnings do not include any gains before the rider is added to your policy. As with all insurance, you may not realize a benefit from the purchase of this rider.
The additional earnings factors are as follows:
70

ADDITIONAL EARNINGS RIDER (NO LONGER AVAILABLE) — (Continued)
Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%
For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the policy and the Additional Earnings Rider Amount will be considered.
See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a withdrawal on the Additional Earnings Rider Amount.
Continuation. If an owner who is the annuitant dies during the accumulation period and the deceased owner's spouse, is eligible and continues or elects to continue the policy, and the annuity value is adjusted to equal the death benefiit proceeds, the deceased owner's spouse will have the following options:
•	terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future withdrawal charges on this amount, if any, will be waived; or
•	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the policy. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.
Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:
•	terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All future withdrawal charges on this amount, if any, will be waived; or
•	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the policy will terminate. .This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate paymnt elections are likely to reduce significantly the value of this rider during this period.
See - Alternate Payment Elections Options Before the Maturity Date.
Rider Fee. There is an annual charge during the accumulation period of 0.45% of your policy's annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.
Termination . The rider will remain in effect until:
•	we receive your written cancellation notice at our administrative office;
•	you annuitize or surrender the policy; or
•	the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation.
Once you terminate the rider, you may re-select it during the accumulation period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if you terminate the rider and then re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.
It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the policy should be treated as a taxable distribution, you should consult your tax adviser before selecting this rider under the policy.
The Additional Earnings Rider may vary by state and may not be available in all states.
71

STATEMENT OF ADDITIONAL INFORMATION
WRL FREEDOM CONQUEROR®
Issued through
WRL SERIES ANNUITY ACCOUNT
Offered by
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Conqueror® offered by Transamerica Premier Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2020, by calling (800) 851-9777, or write us at: Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2020

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GLOSSARY OF TERMS
accumulation period—The period between the policy date and the maturity date while the policy is in force.
accumulation unit value—An accounting unit of measure we use to calculate subaccount values during the accumulation period.
Administrative Office—Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 851-9777.
age—The issue age, which is annuitant’s age on the birthday nearest the policy date, plus the number of completed policy years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the policy.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
annuity unit value—An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.
annuity value—The sum of the separate account value and the fixed account value at the end of any valuation period.
Beneficiary(ies)—The person(s) who has the right to the death benefit as set forth in the policy.
cash value—The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual policy charge and any rider charges.
Code—The Internal Revenue Code of 1986, as amended.
death benefit proceeds—If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your policy .
death claim day—Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.
death report day—The valuation date on which we have received due proof of death.
fixed account—One or more investment options under the policy that are part of our general assets and are not in the separate account.
fixed account value—During the accumulation period, your policy’s value in the fixed account.
funds—Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the policy in the future.
in force—Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.
maturity date—The date on which the accumulation period ends and annuity payments begin.
monthiversary—The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the monthiversary is the first day of the next month.
NYSE—New York Stock Exchange.
Nonqualified Policy—A policy other than a Qualified Policy.
owner (you, your)—The person(s) entitled to exercise all rights and privileges under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time.
portfolio—A separate investment portfolio of a fund.
policy anniversary—The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.
policy date—The date shown on the contract schedule attached to the policy and the date on which the policy becomes effective.
purchase payments—Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “purchase payment” or “premium” in this SAI, it has the same meaning as “net payment” in the policy, which means the purchase payment less any applicable premium taxes.
Qualified Policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
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separate account—WRL Series Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
successor owner—The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.
surrender—The termination of a policy at the option of an owner.
valuation date— Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.
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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.
A successor owner may be named in the policy application or in a written notice to our Administrative Office. The successor owner will become the new owner upon the owner’s death, if the owner is not the annuitant and dies before the annuitant. If no successor owner survives the owner and the owner dies before the annuitant, the owner’s estate will become the owner.
An owner may change the ownership of the policy in a written notice to our Administrative Office. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.
When there is a change of owner or successor owner, the change will not take effect as of the date we accept the written notice at our Administrative Office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.
Entire Policy
The policy and any endorsements or riders thereon and the policy application constitute the entire policy between the Company and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.
Misstatement of Age or Gender
During the Accumulation Period. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Maturity Date. We may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.
Annuity Payment Options
During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified policies.
Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the policy’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the
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frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.
Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. For certain qualified policies the use of unisex mortality tables may be required.
The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:
Maturity Date	Adjusted Age
Before 2001	Actual Age
2001-2010	Actual Age minus 1
2011-2020	Actual Age minus 2
2021-2030	Actual Age minus 3
2031-2040	Actual Age minus 4
After 2040	As determined by the Company
This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the policy in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.
Death Benefit
Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See TAX INFORMATION in the Prospectus for a detailed description of these rules. Other rules may apply to qualified policies.
If an owner is not the annuitant and dies before the annuitant:
•	if no successor owner is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
•	if the successor owner is alive and is the owner’s spouse, the successor owner will become the new owner;
•	if the successor owner is alive and is not the owner’s spouse, the successor owner will become the new owner.
The cash value must be distributed either:
•	within five years of the former owner’s death; or
•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
•	over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.
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Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.
If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, then the owner will automatically become the annuitant and this policy will continue. If an owner and the annuitant are not the same person and the owner dies during the accumulation period, and if a successor owner is named and is the owner's spouse, then the successor owner will automatically become the new annuitant and this policy will continue.  If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.
If the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the policy, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit (See TAX INFORMATION in the Prospectus). We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day, if greater.
If a beneficiary elects to receive the death benefit proceeds under alternate payment option (1) or 2(ii) above, then we will: (a) allow withdrawals and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the policy year; (c) deduct the annual policy charge each policy year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the policy upon complete distribution.
The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If the beneficiary dies during the distribution period, we will pay the remaining value of the policy first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.
Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our Administrative Office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary). The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our Administrative Office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the policy before such payments are due. To the extent permitted by law, no payments under the policy will be subject to the claims of any beneficiary’s creditors.
Assignment
During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified policy. The assignment of a policy will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our Administrative Office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.
With regard to qualified policies, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.
Proof of Age, Gender and Survival
We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.
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Non-Participating
The policy will not share in the Company’s surplus earnings; no dividends will be paid.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their spouse or minor children. In such a case, we in our discretion, may credit an amount equal to a percentage of each purchase payment to the policy due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the withdrawal charge and the annual policy charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
INVESTMENT EXPERIENCE
Accumulation Units
Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolio less any applicable charges or fees.
Upon allocation to the selected subaccount, purchase payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the purchase payment is received at the Administrative Office or, in the case of the initial purchase payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E	is an amount representing the separate account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D
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Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.40% on an annual basis; On a daily basis, this equals 0.000038091.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000038091 = Z = 1.014874190
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the mortality and expense risk and administrative charges that will equal an annual rate of 1.40%) exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A	is the variable annuity unit value for the subaccount on the immediately preceding business day;
B	is the net investment factor for that subaccount for the valuation period; and
C	is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the mortality and expense risk and administrative charges. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of the portfolio share held in that subaccount.
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The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See ANNUITY PAYMENT OPTIONS – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.
Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the maturity date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
PERFORMANCE
We periodically advertises performance of the various subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.
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First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the policy, including the mortality and expense charge, the administrative charge, the annual policy charge and the withdrawal charge. Charges for the optional Additional Earnings Rider are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying fund portfolios since their inception, adjusted to reflect current policy charges.
Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the withdrawal charge currently assessed under the policy. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.
Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the policy had been available during that time.
The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the policy has been deducted from the performance data of the Similar Sub-Adviser Funds. If policy fees and charges were deducted the investment returns would be lower. The similar Sub-Adviser Funds are not available for investment under the policy.
HISTORICAL PERFORMANCE DATA
Money Market Yields
Yield. The yield quotation set forth in the prospectus for the TA Aegon Government Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.
Effective Yield. - The effective yield quotation for the TA Aegon Government Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:
EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1
The effective yield is shown at least to the nearest hundredth of one percent.
Hypothetical Charge. - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual policy charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular policy, nor do they reflect the withdrawal charge that may be assessed at the time of withdrawal in an amount ranging up to 8% of the requested withdrawal amount. Nor do the yield and effective yield calculations take into account the withdrawal charges imposed under the policy or the charges for any optional riders. The specific withdrawal charge percentage applicable to a particular withdrawal depends on the length of time purchase payments have been held under the policy and whether withdrawals have been made previously during that policy year. (See EXPENSES - Withdrawal Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the policies, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the TA Aegon Government Money Market subaccount and the fund are excluded from the calculation of yield.
The yield on amounts held in the TA Aegon Government Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA Aegon Government Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Aegon Government Money Market VP, the types and quality of portfolio securities
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held by the Transamerica Aegon Government Money Market VP and its operating expenses. Because of the charges and deductions imposed under a policy, the yield for the TA Aegon Government Money Market subaccount will be lower than the yield for the corresponding money market portfolio.
Total Returns
The total return quotations set forth in the prospectus for all subaccounts, except the TA Aegon Government Money Market subaccount, holding assets for the policies during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
For purposes of the total return quotations for all of the subaccounts, except the TA Aegon Government Money Market subaccount, the calculations take into account all current fees that are charged under the policy to all owner accounts during the accumulation period . Such fees include the mortality and expense risk charge, the administrative charge, and the annual policy charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the withdrawal charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or withdrawal charges that may be applicable to a particular policy.
Other Performance Data
We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the withdrawal charge under the policy and that the data may be presented for different time periods and for different purchase payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.
We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:
(1 + T)n - 1
Where:	T and n are the same values as above
In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time.
For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the policy, as if the policy had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual policy charge. Such data may or may not assume a complete surrender of the policy at the end of the period.
Advertising and Sales Literature
From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.
10

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.
As described in the prospectus, in general, an owner is not taxed on increases in value under a policy until a distribution is made under the policy. As a result, the policy will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.
PUBLISHED RATINGS
We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.
STATE REGULATION OF US
We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct. Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.
ADMINISTRATION
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly purchases deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
11

DISTRIBUTION OF THE POLICIES
TCI serves as principal underwriter for the policies. TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an affiliate of Transamerica Premier Life Insurance Company and, like TPLIC is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
The policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.
During fiscal years 2019, 2018 and 2017, $842,766, $812,018 and $865,506, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interest for such firms or its sales representatives.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares in accordance with instructions we receive from you and other owners that have voting interest in the portfolios. We will send you and other owners’ requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.
OTHER PRODUCTS
We make other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.
CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the WRL Series Annuity Account as of December 31, 2019 and for the years ended December 31, 2019 and 2018, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
12

OTHER INFORMATION
A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The values of an owner's interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Our financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.
Financial statements for us as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2019, have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.
13

Appendix A
guaranteed minimum income benefit rider – hypothetical illustrations

(No Longer available)
This discussion assumes the rider is included in the policy.
Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 purchase payment when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent purchase payments, loans or withdrawals, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the policy is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% mortality and expense risk and administrative charges, provided no upgrade in minimum annuitization value has occurred).
Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.
Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only*	Life 10**	Life Only*	Life 10**	Life Only*	Life 10**
10 (age 70)	$1,112	$1,049	$1,035	$ 999	$ 879	$ 870
15	$1,787	$1,605	$1,663	$1,545	$1,366	$1,349
20 (age 80)	$2,960	$2,440	$2,777	$2,392	$2,200	$2,116
* Life only = Life Annuity with No Period Certain
**Life 10 = Life Annuity with 10 Years Certain
These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.
withdrawals will affect the minimum annuitization value as follows: Each rider year, withdrawals up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. withdrawals over this limit will reduce the minimum annuitization value by an amount equal to the excess withdrawals amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess withdrawal to the annuity value immediately prior to the excess withdrawal.
The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.
The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that
14

Appendix A — (Continued)
policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.
We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.
Illustrations of Annuity Payment Values Between the policy and the Guaranteed Minimum Income Benefit Rider. The following tables have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the policy or the Guaranteed Minimum Income Benefit Rider. The tables incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.
Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.
Another factor that determines the amount of your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will be equal to or greater than your initial payment.
The Hypothetical Illustration based on 10% Gross Rate table below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the policy and the rider.
•	The table for the policy assumes an annuity value (“AV”) of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.
•	The table for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.
•	The table illustrates gross returns of 10.00% (net returns after expenses and AIR deduction are 3.60% for the policy and 2.50% for the rider).

Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,357.27
12	$1,564.83	$1,403.44
15

Appendix A — (Continued)
Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07
*The corresponding net returns are 3.60% and 2.50%
Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$ 992.63	$1,054.80
3	$ 929.10	$1,054.80
4	$ 869.64	$1,054.80
5	$ 813.98	$1,054.80
6	$ 761.89	$1,054.80
7	$ 713.13	$1,054.80
8	$ 667.49	$1,054.80
9	$ 624.77	$1,054.80
10	$ 584.78	$1,054.80
11	$ 547.36	$1,054.80
12	$ 512.32	$1,054.80
13	$ 479.54	$1,054.80
14	$ 448.85	$1,054.80
15	$ 420.12	$1,054.80
16	$ 393.23	$1,054.80
17	$ 368.06	$1,054.80
18	$ 344.51	$1,054.80
19	$ 322.46	$1,054.80
20	$ 301.82	$1,054.80
*The corresponding net returns are -6.40% and -7.50%
The Hypothetical Illustration based on 0% Gross Rate table above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the policy and rider. The assumptions are the same as the above except the 0% gross rate. The table illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are -6.4% for the policy and -7.5% for the rider.
The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the policy and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the policy, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.
Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.
16

APPENDIX B
ADDITIONAL EARNINGS RIDER (NO LONGER AVAILABLE)
Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a withdrawal on the Additional Earnings Rider Amount.
Example 1 – Basic Additional Earnings Rider Example, with no additional purchase payments or withdrawals
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death:
$75,000.00	Death Benefit Proceeds (DBP)
$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 – 40,000
$14,000.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 35,000 * 40% = 14,000 or REL * RBI * AEF = 250% * 40,000 *40% = 40,000 or MRB = 1,000 000
Example 2 –Additional Earnings Rider Example, showing the effect of withdrawal
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Withdrawal:
$50.000.00	Annuity Value before withdrawals (AV)
$15,000.00	Withdrawal (PW) (including withdrawal charges)
$12,000.00	Withdrawal Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
$28,000.00	Rider Base after withdrawal (RB = RBI – WAB = 40,000 – 12,000

At Death:
$70,000.00	Death Benefit Proceeds (DBP)
$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 – 28,000
$16,800.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 42,000 * 40% = 16,800 or REL * RBI * AEF = 250% * 28,000 *40% = 28,000 or MRB = 1,000 000
17

F I N A N C I A L S T A T E M E N T S – S T A T U T O R Y B A S I S A N D S U P P L E M E N T A R Y I N F O R M A T I O N

Transamerica Premier Life Insurance Company

Years Ended December 31, 2019, 2018 and 2017

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2019, 2018 and 2017

	Contents
Report of Independent Auditors ........................................................................................................		1
Audited Financial Statements
Balance Sheets – Statutory Basis ......................................................................................................		3
Statements of Operations – Statutory Basis ......................................................................................		4
Statements of Changes in Capital and Surplus – Statutory Basis.....................................................		5
Statements of Cash Flow – Statutory Basis......................................................................................		7
Notes to Financial Statements – Statutory Basis
1.	Organization and Nature of Business .........................................................................................	9
2.	Basis of Presentation and Summary of Significant Accounting Policies ..................................	9
3.	Accounting Changes .................................................................................................................	22
4.	Fair Values of Financial Instruments ........................................................................................	22
5.	Investments ...............................................................................................................................	31
6.	Premium and Annuity Considerations Deferred and Uncollected...........................................	49
7.	Policy and Contract Attributes.................................................................................................	50
8.	Reinsurance..............................................................................................................................	63
9.	Income Taxes...........................................................................................................................	66
10.	Capital and Surplus................................................................................................................	73
11.	Securities Lending ..................................................................................................................	75
12.	Retirement and Compensation Plans ......................................................................................	76
13.	Related Party Transactions .....................................................................................................	77
14.	Managing General Agents ......................................................................................................	84
15.	Commitments and Contingencies ...........................................................................................	84
16.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities........	88
17.	Reconciliation to Statutory Statement ....................................................................................	89
18.	Subsequent Events ..................................................................................................................	89
Appendix A –Listing of Affiliated Companies ...............................................................................		91
Statutory-Basis Financial Statement Schedules
Summary of Investments – Other Than Investments in Related Parties .........................................		95
Supplementary Insurance Information ............................................................................................		96
Reinsurance .....................................................................................................................................		97

2

Report of Independent Auditors

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Premier Life Insurance Company (the "Company"), which comprise the balance sheets – statutory basis as of December 31, 2019 and 2018, and the related statements of operations – statutory basis, of changes in capital and surplus – statutory basis, and of cash flow – statutory basis for each of the three years in the period ended December 31, 2019, including the related notes and schedules of supplementary insurance information and reinsurance as of December 31, 2019, 2018 and for each of the three years in the period ended December 31, 2019 and summary of investments - other than investments in related parties as of December 31, 2019 listed in the accompanying index (collectively referred to as the "financial statements").

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 20, 2020

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2019	2018
Admitted assets
Cash, cash equivalents and short-term investments	$728,220	$902,074
Bonds	17,877,965	16,814,750
Preferred stocks	4,955	9,958
Common stocks	158,426	150,617
Mortgage loans on real estate	2,737,109	2,436,202
Real estate	187,639	217,646
Policy loans	962,408	936,884
Securities lending reinvested collateral assets	757,186	575,155
Derivatives	25,531	34,933
Other invested assets	1,039,664	808,423
Total cash and invested assets	24,479,103	22,886,642
Accrued investment income	226,564	219,256
Premiums deferred and uncollected	151,139	176,727
Funds held by reinsurer	524,067	453,319
Net deferred income tax asset	231,249	238,949
Other assets	396,237	365,474
Separate account assets	26,508,334	23,296,139
Total admitted assets	$52,516,693	$47,636,506
Liabilities and capital and surplus
	$17,894,601
Aggregate reserves for policies and contracts		$16,965,724
Policy and contract claim reserves	463,716	434,245
Liability for deposit-type contracts	356,309	584,693
Other policyholders' funds	9,790	11,304
Transfers from separate accounts due or accrued	(26,478)	(41,964)
Funds held under reinsurance treaties	641,858	689,145
Asset valuation reserve	384,650	317,840
Interest maintenance reserve	1,039,810	1,110,342
Derivatives	81,072	61,290
Payable for collateral under securitites loaned
and other transactions	959,484	695,892
Borrowed money	1,434,416	1,290,299
Other liabilities	468,195	256,398
Separate account liabilities	26,508,334	23,296,139
Total liabilities	50,215,757	45,671,347
Capital and surplus	10,137	10,137
Common stock
Preferred stock	-	-
Treasury stock	-	-
Surplus notes	60,000	160,000
Paid-in surplus	1,057,861	1,057,857
Special surplus funds	1,334	-
Unassigned surplus	1,171,604	737,165
Total capital and surplus	2,300,936	1,965,159
Total liabilities and capital and surplus	$52,516,693	$47,636,506

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Revenues
Premiums and annuity considerations	$3,347,881	$3,550,022	$2,296,304
Net investment income	1,094,859	1,050,408	879,492
Commissions, expense allowances, and reserve adjustments
on reinsurance ceded	(170,748)	(144,423)	239,322
Fee revenue and other income	362,101	417,003	335,473
Total revenue	4,634,093	4,873,010	3,750,591
Benefits and expenses
Death benefits	384,956	376,460	339,863
Accident and health benefits	831,058	828,511	1,049,960
Annuity benefits	318,391	258,654	289,541
Surrender benefits	1,939,577	1,176,594	1,071,731
Other benefits	60,302	67,143	68,312
Net increase (decrease) in reserves	961,715	790,001	3,400,067
Commissions	512,527	628,139	1,210,260
Net transfers to (from) separate accounts	(1,261,078)	(332,080)	(161,346)
Modified coinsurance reserve adjustment assumed	(7,160)	(13,365)	(4,855,921)
IMR adjustment due to reinsurance	–	–	714,351
General insurance expenses and other	510,442	453,327	453,186
Total benefits and expenses	4,250,730	4,233,384	3,580,004
Gain (loss) from operations before dividends
and federal income taxes	383,363	639,626	170,587
Dividends to policyholders	1,030	1,025	1,081
Gain (loss) from operations before federal income taxes	382,333	638,601	169,506
Federal income tax (benefit) expense	39,259	30,372	903,151
Net gain (loss) from operations	343,074	608,229	(733,645)
Net realized capital gains (losses), after tax and amounts
transferred to interest maintenance reserve	229,130	(71,838)	411,452
Net income (loss)	$572,204	$536,391	$(322,193)

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A	Class B			Special
	Common	Common	Surplus	Paid-in	Surplus	Unassigned	Total Capital
	Stock	Stock	Notes	Surplus	Funds	Surplus	and Surplus
Balance at January 1, 2017	$7,364	$2,773	$160,000	$710,131	$2,105	$795,304	$1,677,677
Net income (loss)	–	–	–	–	–	(322,193)	(322,193)
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	(23,101)	(23,101)
Change in net deferred income tax asset	–	–	–	–	–	(39,231)	(39,231)
Change in nonadmitted assets	–	–	–	–	–	(16,230)	(16,230)
Change in reserve on account of change in
valuation basis	–	–	–	–	–	42,157	42,157
Change in asset valuation reserve	–	–	–	–	–	(64,645)	(64,645)
Change in surplus as a result of reinsurance	–	–	–	–	–	322,858	322,858
Dividends to stockholders	–	–	–	–	–	(350,000)	(350,000)
Capital Contribution	–	–	–	350,000	–	–	350,000
Other changes - net	–		–	(2,221)	1,580	2,416	1,775
Balance at December 31, 2017	7,364	2,773	160,000	1,057,910	3,685	347,335	1,579,067
Net income (loss)	–	–	–	–	–	536,391	536,391
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	36,958	36,958
Change in net deferred income tax asset	–	–	–	–	–	7,833	7,833
Change in nonadmitted assets	–	–	–	–	–	20,283	20,283
Change in reserve on account of change in
valuation basis	–	–	–	–	–	(7,030)	(7,030)
Change in asset valuation reserve	–	–	–	–	–	(27,727)	(27,727)
Change in surplus as a result of reinsurance	–	–	–	–	–	(179,574)	(179,574)
Other changes - net	–	–	–	(53)	(3,685)	2,696	(1,042)
Balance at December 31, 2018	$7,364	$2,773	$160,000	$1,057,857	$-	$737,165	$1,965,159

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A	Class B			Special
	Common	Common	Surplus	Paid-in	Surplus	Unassigned	Total Capital
	Stock	Stock	Notes	Surplus	Funds	Surplus	and Surplus
Balance at December 31, 2018
	$7,364	$2,773	$160,000	$1,057,857	$–	$737,165	$1,965,159
Net income (loss)	–	–	–	–	–	572,204	572,204
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	51,698	51,698
Change in net deferred income tax asset	–	–	–	–	–	10,084	10,084
Change in nonadmitted assets	–	–	–	–	–	14,015	14,015
Change in reserve on account of change in
valuation basis	–	–	–	–	–	30,452	30,452
Change in asset valuation reserve	–	–	–	–	–	(66,810)	(66,810)
Change in surplus as a result of reinsurance	–	–	–	–	–	(181,854)	(181,854)
Change in surplus notes	–		(100,000)	–			(100,000)
Dividends to stockholders	–		–	–	–	(8,444)	(8,444)
Other changes - net	–	–	–	4	1,334	13,094	14,432
Balance at December 31, 2019	$7,364	$2,773	$60,000	$1,057,861	$1,334	$1,171,604	$2,300,936

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Operating activities
Premiums and annuity considerations	$3,374,817	$3,573,062	$3,605,127
Net investment income	1,049,463	988,075	719,246
Other income	119,112	184,835	208,482
Benefit and loss related payments	(3,470,951)	(2,617,277)	(2,662,734)
Net transfers from separate accounts	1,276,609	344,666	180,649
Commissions and operating expenses	(1,151,522)	(1,242,500)	(1,119,469)
Dividends paid to policyholders	(1,091)	-	-
Federal income taxes (paid) received	(25,440)	(1,009,824)	(14,189)
Net cash provided by operating activities	1,170,997	221,037	917,112
Investing activities
Proceeds from investments sold, matured
or repaid	3,850,764	4,220,254	3,939,238
Costs of investments acquired	(5,233,742)	(4,906,476)	(4,461,555)
Net increase (decrease) in policy loans	(25,524)	(11,481)	997
Net cost of investments acquired	(5,259,266)	(9,346,512)	(4,460,558)
Net cash provided by (used in) investing activities	(1,408,502)	(697,703)	(521,320)
Financing and miscellaneous activities
Capital and paid in surplus, less treasury stock	$(100,000)	$-	$-
Capital contribution received (returned)	4	149,947	200,000
Dividends to stockholders	-	-	(350,000)
Net deposits (withdrawals) on deposit-type contracts	(237,635)	(155,020)	(138,376)
Net change in borrowed money	144,774	(188,058)	127,948
Net change in payable for collateral under securities
lending and other transactions	182,031	146,987	(130,411)
Other cash (applied) provided	74,478	(56,482)	168,040
Net cash provided by (used in) financing and
miscellaneous activities	63,651	(102,626)	(122,799)
Net increase (decrease) in cash, cash
equivalents and short-term investments	(173,854)	(579,292)	272,993
Cash, cash equivalents and short-term
investments:
Beginning of year	902,074	1,481,366	1,208,373
End of year	$728,220	$902,074	$1,481,366

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

		Year Ended December 31
		2019	2018	2017
Supplemental disclosures of cash flow information
Significant non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement
with third party	$	- $	- $	2,593,112
Receipt of bonds, mortgage loans, and derivatives related to
affiliated reinsurance amendment		-	-	5,650,741
Tranfer of bonds to settle reinsurance obligations		-	-	22,479
Dividend received from subsidiary		11,270	30,000	100,000
Contribution receivable from parent		-	-	150,000
Asset transfer of ownership between hedge funds		-	-	88,481
Release of funds withheld related to affiliated reinsurance recapture		-	-	-
Investments received for insured securities losses		-	30,032	-
Noncash contribution (distribution) to affiliate		(8,444)	1,360	-
Noncash return of capital from affiliate		-	5,912	-
Noncash transaction on sale of real estate		(540)	-	-

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (Dollars in Thousands, Except per Share amounts)

December 31, 2019

1. Organization and Nature of Business

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Company sells a full line of insurance products, including individual, credit, group, indexed universal life, variable universal life and variable annuities, annuity, long term care insurance, and accident and health policies as well as investment products, including guaranteed investment contracts. The Company is licensed in 49 states, the District of Columbia, Guam, and Puerto Rico. Sales of the Company's products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other- than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset's carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company's investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company's experience and a constant interest rate environment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserve

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the Risk Based Capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased Capital and Surplus by $54,607. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A)Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains or losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)Derivative instruments are also used in replication (synthetic asset) transactions. A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

their high credit rating of 'BBB' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor's (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company's balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one- line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance accounts receivable, reinsurance receivable, and company owned life insurance. Other "admitted assets" are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, payables for securities, and reinsurance payable.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders, do not have minimum guarantees and the investment risks associated with the fair value changes are borne by the policyholder. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account due to the nature of the guaranteed return.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP 101 does not consider state income taxes in the measurement of deferred taxes. SSAP 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company's reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Goodwill

Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity's share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA's are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as "nonadmitted", primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

3. Accounting Changes

The Company's policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2019, the NAIC adopted revisions to SSAP No. 30, Unaffiliated Common Stock, which updated the definition of common stock to include SEC registered closed-end funds and unit investment trusts. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2019, the Company has received IID approval on an approach for adoption of the NAIC 2020 Valuation Manual section 21 (VM-21) and related Risk Based Capital C3P2 changes documented in the VM-21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company has elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company's historical statutory reporting or existing balances at the time of transition. The Company reported the decrease to the VM-21 reserve of $30,452. As of the date of transition, the Company is fully compliant with the provisions of VM-21.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)Quoted prices for similar assets or liabilities in active markets

b)Quoted prices for identical or similar assets or liabilities in non-active markets

c)Inputs other than quoted market prices that are observable

d)Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property's net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third- party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2019 and 2018, respectively:

			December 31, 2019
							Not Practicable
	Aggregate Fair					Net Asset Value	(Carrying
	Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	(NAV)	Value)
Admitted assets

Cash equivalents and short-term investments,
other than affiliates	$631,215	$631,185	$441,346	$189,869	$–	$–	$–
Short-term notes receivable from affiliates	102,900	102,900	–	102,900	–	–	–
Bonds	19,995,877	17,877,965	2,000,037	17,791,417	204,423	–	–
Preferred stocks, other than affiliates	4,361	4,955	–	2,089	2,272	–	–
Common stocks, other than affiliates	59,057	59,057	1,872	–	57,185	–	–
Mortgage loans on real estate	2,876,259	2,737,109	–	–	2,876,259	–	–
Other invested assets	190,192	172,968	–	189,214	978	–	–
Derivative assets:
Interest rate swaps	11,171	8,635	–	11,171	–	–	–
Currency swaps	13,458	4,365	–	13,458	–	–	–
Credit default swaps	19,459	10,576	–	19,459	–	–	–
Interest rate futures	7	7	7	–	–	–	–
Equity futures	1,948	1,948	1,948	–	–	–	–
Derivative assets total	46,043	25,531	1,955	44,088	–	–	–
Policy loans	962,408	962,408	–	962,408	–	–	–
Securities lending reinvested collateral	599,859	599,859	58	599,801	–	–	–
Separate account assets	25,337,229	25,337,230	23,358,660	1,978,570	–	–	–
Liabilities
Investment contract liabilities	2,272,404	1,461,721	–	45,313	2,227,090	–	–
Derivative liabilities:
Interest rate swaps	(75,597)	58,916	–	(75,597)	–	–	–
Currency swaps	17,050	14,733	–	17,050	–	–	–
Credit default swaps	(2,855)	1,169	–	(2,855)	–	–	–
Equity swaps	4,361	4,361	–	4,361	–	–	–
Interest rate futures	544	544	544	–	–	–	–
Equity futures	1,349	1,349	1,349	–	–	–	–
Derivative liabilities total	(55,148)	81,072	1,893	(57,041)	–	–	–
Dollar repurchase agreements	254,814	254,814	–	254,814	–	–	–
Payable for securities lending	757,186	757,186	–	757,186	–	–	–
Payable for derivative cash collateral	202,298	202,298	–	202,298	–	–	–
Separate account annuity liabilities	22,578,162	22,578,162	13	22,578,149	–	–	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

				December 31, 2018
	Aggregate	Admitted				Net Asset	Not Practicable
	Fair Value	Value	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(Carrying Value)
Admitted assets

Cash equivalents and short-term investments,
other than affiliates	$718,998	$718,998	$656,505	$62,493	$–	$–	$–
Short-term notes receivable from affiliates	194,600	194,600	–	194,600	–	–	–
Bonds	16,943,037	16,814,750	1,833,213	14,958,270	151,554	–	–
Preferred stocks, other than affiliates	9,214	9,958	–	2,380	6,834	–	–
Common stocks, other than affiliates	67,063	67,063	134	–	66,929	–	–
Mortgage loans on real estate	2,433,036	2,436,202	–	–	2,433,036	–	–
Other invested assets	178,709	174,272	–	177,480	1,229	–	–
Derivative assets:
Interest rate swaps	9,174	4,634	–	9,174	–	–	–
Currency swaps	14,877	7,633	–	14,877	–	–	–
Credit default swaps	13,304	15,582	–	13,304	–	–	–
Equity swaps	4,589	4,589	–	4,589	–	–	–
Interest rate futures	213	213	213	–	–	–	–
Equity futures	2,282	2,282	2,282	–	–	–	–
Derivative assets total	44,439	34,933	2,495	41,944	–	–	–
Policy loans	936,884	936,884	–	936,884	–	–	–
Securities lending reinvested collateral	518,646	518,646	24,677	493,969	–	–	–
Separate account assets	22,017,523	22,017,523	19,752,326	2,265,141	56	–	–
Liabilities
Investment contract liabilities	1,919,385	1,799,337	–	45,337	1,874,048	–	–
Derivative liabilities:
Interest rate swaps	(44,671)	49,173	–	(44,671)	–	–	–
Currency swaps	15,155	9,391	–	15,155	–	–	–
Credit default swaps	(1,148)	2,352	–	(1,148)	–	–	–
Equity swaps	208	208	–	208	–	–	–
Interest rate futures	39	39	39	–	–	–	–
Equity futures	127	127	127	–	–	–	–
Derivative liabilities total	(30,290)	61,290	166	(30,456)	–	–	–
Dollar repurchase agreements	110,040	110,040	–	110,040	–	–	–
Payable for securities lending	575,155	575,155	–	575,155	–	–	–
Payable for derivative cash collateral	120,737	120,737	–	120,737	–	–	–
Separate account annuity liabilities	20,027,327	20,027,327	3,278	20,024,049	–	–	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2019 and 2018:

			2019
				Net Asset Value
	Level 1	Level 2	Level 3	(NAV)	Total
Assets:
Bonds
Government	$–	$129	$–	$–	$129
Industrial and miscellaneous	–	336	2,791	–	3,127
Total bonds	–	465	2,791	–	3,256
Preferred stock
Industrial and miscellaneous	–	–	2,272	–	2,272
Total preferred stock	–	–	2,272	–	2,272
Common stock
Industrial and miscellaneous	1,872	–	57,185	–	59,057
Total common stock	1,872	–	57,185	–	59,057
Cash equivalents and short-term
Money market mutual funds	441,346	–	–	–	441,346
Total cash equivalents and short-term	441,346	–	–	–	441,346
Securities lending reinvested collateral	58	–	–	–	58
Derivative assets	1,955	8,556	–	–	10,511
Separate account assets	23,358,660	1,978,570	–	–	25,337,230
Total assets	$23,803,891	$1,987,591	$62,248	$–	$25,853,730
Liabilities:

Derivative liabilities	$1,893	$16,699	$–	$–	$18,592
Separate account liabilities	13	–	–	–	13
Total liabilities	$1,906	$16,699	$–	$–	$18,605

			2018
				Net Asset Value
	Level 1	Level 2	Level 3	(NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$30,077	$4,858	$–	$34,935
Hybrid securities	–	16,037	–	–	16,037
Total bonds	–	46,114	4,858	–	50,972
Preferred stock
Industrial and miscellaneous	–	–	6,834	–	6,834
Total preferred stock	–	–	6,834	–	6,834
Common stock
Industrial and miscellaneous	134	–	66,929	–	67,063
Total common stock	134	–	66,929	–	67,063
Cash equivalents and short-term
Money market mutual funds	656,505	–	–	–	656,505
Total cash equivalents and short-term	656,505	–	–	–	656,505
Securities lending reinvested collateral	24,677	–	–	–	24,677
Derivative assets	2,495	9,144	–	–	11,639
Separate account assets	19,752,326	2,265,141	56	–	22,017,523
Total assets	$20,436,137	$2,320,399	$78,677	$–	$22,835,213
Liabilities:

Derivative liabilities	$166	$10,091	$–	$–	$10,257
Separate account liabilities	3,278	–	–	–	3,278
Total liabilities	$3,444	$10,091	$–	$–	$13,535

Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 3 is internally valued using significant unobservable inputs.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Common stocks classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

The following tables summarize the changes in assets classified as Level 3 for 2019 and 2018.

	Beginning			Total Gains
	Balance at			(Losses)	Total Gains
	January 1,	Transfers in	Transfers out	Included in Net	(Losses) Included
	2019	(Level 3)	(Level 3)	income (a)	in Surplus (b)
Bonds
Other	$4,858	$–	$622	$44	$247
Preferred stock	6,834	–	–	–	(6,052)
Common stock	66,929	–	1,700	(553)	(28)
Separate account assets	56	–	53	–	–
Total	$78,677	$–	$2,375	$(509)	$(5,833)

					Ending Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2019
Bonds
Other	$–	$–	$–	$1,736	$2,791
Preferred stock	1,490	–	–	–	2,272
Common stock	811	1,526	9,800	–	57,185
Separate account assets	–	–	–	3	–
Total	$2,301	$1,526	$9,800	$1,739	$62,248

(a)Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Beginning			Total Gains	Total Gains (Losses)
	Balance at	Transfers in	Transfers out	(Losses) Included	Included in Surplus
	January 1, 2018	(Level 3)	(Level 3)	in Net income (a)	(b)
Bonds

Other	$4,974	$287	$–	$78	$(26)
Preferred stock	7,390	–	–	–	(1,856)
Common stock	70,335	–	34	(27)	(1,173)
Separate account assets	67	–	–	1	(1)
Total	$82,766	$287	$34	$52	$(3,056)

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2018
Bonds
Other	$–	$–	$–	$455	$4,858
Preferred stock	1,888	–	588	–	6,834
Common stock	–	28	2,200	–	66,929
Separate account assets	–	–	–	11	56
Total	$1,888	$28	$2,788	$466	$78,677

(a)Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2019 the Company has 1 property that is held for sale. This property is carried at fair value less cost to sell, which amounts to $745.

The Company also had three properties that were held for sale as of December 31, 2018. The carrying amount for each of these properties was less than their fair value and, therefore, they are not measured at fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5.Investments Bonds and Stocks

The carrying amounts and estimated fair values of investments in bonds and stocks are as follows:

		Gross	Gross
	Book Adjusted	Unrealized	Unrealized	Estimated Fair
	Carrying Value	Gains	Losses	Value
December 31, 2019
Unaffiliated bonds:
United States Government and agencies	$1,601,214	$247,311	$357	$1,848,168
State, municipal and other government	699,845	36,231	8,841	727,235
Hybrid securities	139,964	18,294	2,490	155,768
Industrial and miscellaneous	13,440,685	1,677,600	43,652	15,074,633
Mortgage and other asset-backed securities	1,996,257	199,752	5,936	2,190,073
Total unaffiliated bonds	17,877,965	2,179,188	61,276	19,995,877
Unaffiliated preferred stocks	4,955	66	660	4,361
	$17,882,920	$2,179,254	$61,936	$20,000,238

		Gross	Gross
		Unrealized	Unrealized	Estimated Fair
	Cost	Gains	Losses	Value
Unaffiliated common stocks	58,999	111	53	59,057

		Gross	Gross
	Book Adjusted	Unrealized	Unrealized	Estimated Fair
	Carrying Value	Gains	Losses	Value
December 31, 2018
Unaffiliated bonds:
United States Government and agencies	$1,645,120	$69,542	$33,955	$1,680,707
State, municipal and other government	416,752	12,733	13,939	415,546
Hybrid securities	145,271	9,152	7,013	147,410
Industrial and miscellaneous	12,911,155	528,970	550,783	12,889,342
Mortgage and other asset-backed securities	1,696,452	134,037	20,457	1,810,032
Total unaffiliated bonds	16,814,750	754,434	626,147	16,943,037
Unaffiliated preferred stocks	9,958	56	800	9,214
	$16,824,708	$754,490	$626,947	$16,952,251

		Gross	Gross
		Unrealized	Unrealized	Estimated Fair
	Cost	Gains	Losses	Value
Unaffiliated common stocks	67,017	67	21	67,063

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2019
December 31:	Carrying Value	Fair Value
Due in one year or less	$330,436	$332,890
Due after one year through five years	2,673,811	2,820,295
Due after five years through ten years	3,000,633	3,362,510
Due after ten years	9,876,828	11,290,108
	15,881,708	17,805,803
Mortgage and other asset-backed securities	1,996,257	2,190,074
Total	$17,877,965	$19,995,877

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2019 and 2018 is as follows:

		2019
	Equal to or Greater than 12
	Months		Less than 12 Months
		Gross		Gross
	Estimated Fair	Unrealized	Estimated	Unrealized
	Value	Losses	Fair Value	Losses
United States Government and agencies	$–	$–	$11,224	$357
State, municipal and other government	17,582	2,010	232,694	6,831
Hybrid securities	26,780	2,475	3,302	15
Industrial and miscellaneous	262,510	29,928	387,345	13,724
Mortgage and other asset-backed securities	60,442	2,868	369,603	3,067
Total bonds	367,314	37,281	1,004,168	23,994
Preferred stocks-unaffiliated	1,340	660	-	-
Common stocks-unaffiliated	-	-	609	53
Total	$368,654	$37,941	$1,004,777	$24,047

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		2018
	Equal to or Greater than 12
	Months		Less than 12 Months
		Gross		Gross
	Estimated Fair	Unrealized	Estimated	Unrealized
	Value	Losses	Fair Value	Losses
United States Government and agencies	$63,881	$4,817	$707,210	$29,138
State, municipal and other government	33,780	2,461	158,447	11,478
Hybrid securities	12,595	1,893	44,591	5,120
Industrial and miscellaneous	1,180,161	67,218	6,509,117	483,565
Mortgage and other asset-backed securities	213,966	10,505	418,923	9,952
Total bonds	1,504,383	86,894	7,838,288	539,253
Preferred stocks-unaffiliated	1,200	800	-	-
Common stocks-unaffiliated	-	-	165	21
Total	$1,505,583	$87,694	$7,838,453	$539,274

During 2019, 2018, and 2017, respectively, there were $2,799, $99,187 and $0 of loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold.

For loan-backed and structured securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield, in 2019, 2018 and 2017 the Company recognized OTTI of $503, $6,003, and $2,512, respectively.

The following loan-backed and structured securities were held at December 31, 2019, for which an OTTI was recognized during the current reporting period:

						Date of
	Amortized					Financial
	Cost Before	Present Value		Amortized	Fair Value	Statement
	Current	of Projected	Recognized	Cost After	at Time of	Where
CUSIP	Period OTTI	Cash Flows	OTTI	OTTI	OTTI	Reported
87266TAJ1	$170	$163	$7	$163	$114	03/31/2019
79548KXQ6	189	173	16	173	154	03/31/2019
14984WAA8	2,799	2,591	208	2,591	2,591	6/30/2019
87266TAJ1	154	127	27	127	102	6/30/2019
79548KXQ6	159	79	80	80	142	6/30/2019
36828QQK5	277	249	28	249	195	9/30/2019
026935AC0	2,080	2,066	14	2,066	1,968	12/31/2019
36828QQK5	249	126	123	126	195	12/31/2019
			$503

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2019 and 2018 is as follows:

2019	2018
Losses Less
Losses 12	Than 12
Months or More	Months
Losses Less
Losses 12	Than 12
Months or More	Months
Year ended December 31:
The aggregate amount of unrealized losses	$2,868	$3,417	$10,505	$17,168
The aggregate related fair value of securities with
unrealized losses	60,442	372,394	213,966	465,773

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 104 and 374 securities with a carrying amount of $406,595 and $1,593,276 and an unrealized loss of $37,941 and $87,694. Of this portfolio, 66.8% and 88.0% were investment grade with associated unrealized losses of $10,107 and $62,824, respectively.

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 214 and 1209 securities with a carrying amount of $1,028,162 and $8,377,542 and an unrealized loss of $23,994 and $539,253. Of this portfolio, 95.6% and 92.8% were investment grade with associated unrealized losses of $21,691 and $476,336, respectively.

At December 31, 2019 and 2018, respectively, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2019 and 2018, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 6 securities with a cost of $661 and $186 and an unrealized loss of $53 and $21.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of	Book / Adjusted
	5GI Securities	Carrying Value	Fair Value
December 31, 2019
Bond, amortized cost	3	$5,561	$5,401
Loan-backed and structured securities, amortized cost	1	3,138	3,138
Preferred stock, amortized cost	1	2,272	2,272
Total	5	$10,971	$10,811
December 31, 2018
Bond, amortized cost	3	$6,034	$6,010
Preferred stock, amortized cost	1	6,835	6,834
Total	4	$12,869	$12,844

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

During 2019 and 2018, the Company sold, redeemed or otherwise disposed of 75 and 57 securities as a result of a callable feature which generated investment income of $5,927 and $16,484, as a result of prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2019	2018	2017
Proceeds	$2,953,444	$3,505,561	$5,152,507

Gross realized gains	$24,798	$23,436	$574,671
Gross realized losses	(18,768)	(168,483)	(12,699)
Net realized capital gains (losses)	$6,030	$(145,047)	$561,972

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2019, 2018 and 2017 of $8,476, $25,453 and $2,992, respectively.

At December 31, 2019, and 2018, the Company had no investments in restructured securities.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2019 and 2018 were as follows:

December 31, 2019	Farm	Commercial	Total

AAA - AA	$–	$1,372,173	$1,372,173
A	9,890	1,254,899	1,264,789
BBB	–	98,796	98,796
	$9,890	$2,725,868	$2,735,758
December 31, 2018
	Farm	Commercial	Total
AAA - AA	$–	$1,048,151	$1,048,151
A	10,000	1,304,089	1,314,089
BBB	–	72,347	72,347
	$10,000	$2,424,587	$2,434,587

The above tables exclude residential mortgage loans

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2019, the Company issued mortgage loans with a maximum interest rate of 5.57% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination was 70%. During 2018, the Company issued mortgage loans with a maximum interest rate of 5.23% and a minimum interest rate of 3.78% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2018 at the time of origination was 74%.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2019 and 2018.

			Residential	Commercial
		Farm	All Other	All Other	Total
December 31, 2019
Recorded Investment (All)
(a)	Current	$9,890	$303	$2,700,403	$2,710,596
(b)	30-59 Days Past Due	–	886	–	886
(c)	60-89 Days Past Due	–	131	–	131
(d)	90-179 Days Past Due	–	25	3,500	3,525
(e)	180+ Days Past Due	–	6	21,965	21,971
Accruing interest 90-179
days past due
(a)	Recorded investment	–	25	–	25
(b) Interest accrued		–	–	–	–
Participant or Co-lender in
Mortgage Loan Agreement
(a)	Recorded Investment	$9,890	$–	$1,046,933	$1,056,823

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			Residential	Commercial
		Farm	All Other	All Other	Total
December 31, 2018
Recorded Investment (All)
(a)	Current	$10,000	$431	$2,399,122	$2,409,553
(b)	30-59 Days Past Due	–	1,045	–	1,045
(c)	60-89 Days Past Due	–	40	25,465	25,505
(d)	90-179 Days Past Due	–	93	–	93
(e)	180+ Days Past Due	–	7	–	7
Accruing interest 90-179
days past due
(a)	Recorded investment	–	93	–	93
(b) Interest accrued		–	–	–	–
Participant or Co-lender in
Mortgage Loan Agreement
(a)	Recorded Investment	$10,000	$–	$832,611	$842,611

At December 31, 2019 and 2018, there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2019 or December 31, 2018. There was no average recorded investment in impaired loans during 2019 or 2018. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2019 and 2018, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

As of December 31, 2019 and 2018, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis. The Company recognized no interest income on impaired loans for the years ended December 31, 2019, 2018 and 2017, respectively. The Company recognized no interest income on a cash basis for the years ended December 31, 2019, 2018 and 2017, respectively.

At December 31, 2019 and 2018, the Company held a mortgage loan loss reserve in the AVR of $36,207 and $25,537, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution				Property Type Distribution
	December 31				December 31
	2019	2018		2019	2018
South Atlantic	27%	28%	Apartment	53%	55%
Pacific	25	22	Retail	14	14
Middle Atlantic	10	10	Industrial	14	12
E. North Central	8	9	Office	11	9
Mountain	8	9	Other	6	7
W. South Central	8	8	Medical	2	2
W. North Central	7	7	Agricultural	–	1
E. South Central	4	4
New England	3	3

At December 31, 2019, 2018 and 2017, the Company held mortgage loans with a total net admitted asset value of $208, $239, and $268, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2019, 2018 and 2017 related to such restructurings. There were no unfunded commitments to existing borrowers whose debt had been restructured at December 31, 2019, 2018 and 2017.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

The carrying value of the Company's real estate assets at December 31, 2019 and 2018 was as follows:

	2019	2018
Investment properties	$186,894	$187,420
Properties held for sale	745	30,226
	$187,639	$217,646

As of December 31, 2019, there was one property classified as held-for-sale. As of December 31, 2018, there were three properties held-for-sale. The Company is working with an external commercial real estate advisor firm to actively market the property and negotiate with potential buyers. During 2019, the Company disposed of three properties throughout 2019, resulting in a net realized gains of $24,201. During 2018, one property classified as held-for-sale was disposed of resulting in a net realized loss of $8.

The Company disposed of one other property throughout 2019, resulting in a net realized loss of $57.

The Company does not engage in retail land sales operations.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company does not hold any real estate investments with participating mortgage loans.

Accumulated depreciation on real estate at December 31, 2019 and 2018, was $58,540 and $63,664, respectively.

There were no impairment losses taken on real estate in 2019 and 2018. Impairment losses of $696 were taken on real estate in 2017 to write the book value down to the current fair value, and were reflected as net realized losses in the statements of operations.

Reverse Mortgages

The company has reverse mortgages, which are reported as Other Invested Assets on the balance sheet. The carrying amount of the investment in reverse mortgages of $6,920 and $11,118 at December 31, 2019 and 2018, respectively, is net of the reserve of $2,891 and $4,197, respectively. Interest income of $523 and $814 was recognized for the years ended December 31, 2019 and 2018 respectively. The Company's commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

During 2019 and 2018, respectively, reverse mortgages of $1,584 and $0 were foreclosed or acquired by deed and transferred to real estate.

Other Invested Assets

During 2019, 2018 and 2017, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $88,481, which resulted in a realized gain of $43,498.

Tax Credits

For the year ending December 31, 2019, the Company had ownership interests in twenty-nine LIHTC properties with a carrying value of . The remaining years of unexpired tax credits ranged from one to twelve and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2029 is $66,571. Tax credits recognized in 2019 were $12,733, and other tax benefits recognized in 2019 were $1,546. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2018, the Company had ownership interests in twenty-seven LIHTC properties with a carrying value of $35,907. The remaining years of unexpired tax credits ranged from two to twelve and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

expected to be paid during the years 2019 to 2029 is $77,186. Tax credits recognized in 2018 were $7,866, and other tax benefits recognized in 2018 were $2,964. There were no impairment losses, write- downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2019 and 2018:

		December 31, 2019
Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$568	$1,478
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700
Total		$568	$20,178

		December 31, 2018
Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1,268	$2,178
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700
Total		$1,268	$20,878

*The unused amount reflects credits that the Company deems will be realizable in the period 2019-2029.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2019, 2018 and 2017.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2019 and 2018, was as follows:

	2019	2018
Fair value - positive	$218,361	$168,821
Fair value - negative	(117,169)	(94,091)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2019, 2018 and 2017, the Company has recorded ($7,547), $2,406 and ($3,602), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2019, 2018, or 2017 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 13 years for forecasted hedge transactions. For the years ended December 31, 2019, 2018 and 2017 none of the Company's cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2019 and 2018, the Company has accumulated deferred gains in the amount of $1,186 and $1,186, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Options:
Calls	$–	$–	$67
Caps	–	–	(45,848)
Puts	–	–	–
Total options	$–	$–	$(45,781)
Swaps:
Interest rate	$293	$(1,105)	$102,724
Credit	(279)	(2,444)	–
Total return	(9,112)	(4,853)	(26,122)
Total swaps	$(9,098)	$(8,402)	$76,602
Futures - net positions	216,114	(81,504)	167,302
Lehman settlements	14	55	122
Total realized gains (losses)	$207,030	$(89,851)	$198,245

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

Asset(1)

2019 2018

Liability(1)

2019 2018

Derivative component of RSATs
Credit default swaps	$ 18,303	$ 16,608	$ (2,535)	$(1,212)
Interest rate swaps	–	–	–	751

(1)Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019	2018
Derivative component of RSATs
Credit default swaps	$19,459	$13,304	$(2,855)	$(1,148)
Interest rate swaps	–	–	–	–
Total	$19,459	$13,304	$(2,855)	$(1,148)

(1)Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019, 2018, and 2017:

	2019	2018	2017
Derivative component of RSATs
Credit default swaps	$(279)	$(2,444)	$–
Interest rate swaps	–	(616)	–
Total	$(279)	$(3,060)	$–

As stated in Note 2, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2019 and 2018:

Rating Agency Designation of Referenced Credit Obligations (1)

AAA/AA/A

Single name credit default swaps (3) Credit default swaps referencing indices

Subtotal

BBB

		2019
	Estimated	Maximum Amount	Weighted
	Fair Value	of Future
	of Credit	Payments under	Average
NAIC	Default	Credit Default	Years to
Designation	Swaps	Swaps	Maturity (2)
1
	$3,915	$273,200	1.7
	7	10,000	41.7
			3.1
	3,922	283,200
2
Single name credit default swaps (3)		9,747	560,760	2.0
Credit default swaps referencing indices		5,721	315,700	2.6
Subtotal		15,468	876,460	2.2
BB	3
Single name credit default swaps (3)		2,924	28,350	2.3
Credit default swaps referencing indices		-	-	-
Subtotal		2,924	28,350	2.3
Total		$22,314	$1,188,010	2.4

(1)The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service ("Moody's"), Standard and Poor's Rating Services ("S&P"), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)Includes corporate, foreign government and state entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			2018
		Estimated	Maximum Amount	Weighted
		Fair Value	of Future
		of Credit	Payments under	Average
Rating Agency Designation of	NAIC	Default	Credit Default	Years to
Referenced Credit Obligations (1)	Designation	Swaps	Swaps	Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$3,556	$259,450	2.6
Credit default swaps referencing indices		-	-	-
Subtotal		3,556	259,450	2.6
BBB	2
Single name credit default swaps (3)		5,635	590,510	3.0
Credit default swaps referencing indices		2,588	291,500	3.4
Subtotal		8,223	882,010	3.1
BB	3
Single name credit default swaps (3)		2,674	28,350	3.3
Credit default swaps referencing indices		-	-	-
Subtotal		2,674	28,350	3.3
Total		$14,453	$1,169,810	3.0

(1)The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service ("Moody's"), Standard and Poor's Rating Services ("S&P"), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)Includes corporate, foreign government and state entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, the Company's outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2019	2018	2019	2018
Derivative assets:
Credit default swaps	$900,200	$886,000	$19,459	$13,304
Currency swaps	51,684	73,235	13,458	14,877
Equity futures	5	2	1,948	2,282
Equity swaps	–	61,739	–	4,589
Interest rate futures	–	–	7	213
Interest rate swaps	365,450	247,450	11,171	9,174
Derivative liabilities:
Credit default swaps	287,810	283,810	(2,855)	(1,148)
Currency swaps	257,493	180,599	17,050	15,155
Equity futures	12	3	1,349	127
Equity swaps	78,802	100	4,361	208
Interest rate futures	1	–	544	39
Interest rate swaps	2,131,433	2,579,033	(75,597)	(44,671)

*Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2019 and 2018, respectively:

		Gross Restricted (Admitted & Nonadmitted)
			2019
		G/A Supporting
		Separate	Total S/A	S/A Assets
	Total General	Account (S/A)	Restricted	Supporting G/A
Restricted Asset Category	Account (G/A)	Activity	Assets	Activity	Total
Collateral held under security lending
agreements	$757,186	$-	$-	$-	$757,186
Subject to dollar repurchase agreements	254,966	–	–	–	254,966
FHLB capital stock	57,000	–	–	–	57,000
On deposit with states	4,180	–	–	–	4,180
Pledged as collateral to FHLB (including
assets backing funding agreements)	1,829,750	–	–	–	1,829,750
Pledged as collateral not captured in other
categories	249,326	–	–	–	249,326
Other restricted assets	182,479	–	–	–	182,479
Total Restricted Assets	$3,334,887	$–	$–	$–	$3,334,887

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
					Gross (Admitted	Admitted
					& Nonadmitted)	Restricted to
	Total From		Total	Total Admitted	Restricted	Total
	Prior Year	Increase/	Nonadmitted	Restricted	to Total	Admitted
Restricted Asset Category	(2018)	(Decrease)	Restricted	(5 minus 8)	Assets	Assets
Collateral held under security lending
agreements	$574,886	$182,300	$-	$757,186	1.43%	1.44%
Subject to dollar repurchase agreements	109,657	145,309	–	254,966	0.48%	0.49%
FHLB capital stock	66,800	(9,800)	–	57,000	0.11%	0.11%
On deposit with states	4,730	(550)	–	4,180	0.01%	0.01%
Pledged as collateral to FHLB (including
assets backing funding agreements)	2,086,543	(256,793)	–	1,829,750	3.46%	3.48%
Pledged as collateral not captured in other
categories	266,068	(16,742)	–	249,326	0.47%	0.47%
Other restricted assets	195,728	(13,249)	–	182,479	0.34%	0.35%
Total Restricted Assets	$3,304,412	$30,475	$–	$3,334,887	6.30%	6.35%

The following tables show the pledged or restricted assets in other categories as of December 31, 2019 and 2018, respectively:

		Gross (Admitted & Nonadmitted) Restricted
			2019
			Total Separate
			Account (S/A)	S/A Assets
	Total General	G/A Supporting	Restricted	Supporting
Description of Assets	Account (G/A)	S/A Activity	Assets	G/A Activity	Total

Derivatives	$249,326	$–	$–	$–	$249,326
Total	$249,326	$–	$–	$–	$249,326

	Gross (Admitted &
	Nonadmitted) Restricted			Percentage
				Gross
				(Admitted &	Admitted
	Total From		Total Current	Nonadmitted)	Restricted to
	Prior Year	Increase/	Year Admitted	Restricted to	Total Admitted
Description of Assets	(2018)	(Decrease)	Restricted	Total Assets	Assets
Derivatives	$266,068	$(16,742)	$249,326	0.47%	0.47%
Total	$266,068	$(16,742)	$249,326	0.47%	0.47%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2019 and 2018.

2019

			% of CV to
			Total Assets	% of CV to
			(Admitted and	Total Admitted
Collateral Assets	Carrying Value	Fair Value	Nonadmitted)	Assets
Cash	$456,116	$456,116	1.72%	1.75%
Securities lending collateral assets	757,186	757,186	2.86	2.91
Other	997	997	–	–
Total collateral assets	$1,214,299	$1,214,299	4.58%	4.66%

		% of Liability to
	Amount	Total Liabilities
Recognized obligation to return
collateral asset	$1,214,975	5.13%
		2018
			% of CV to
			Total Assets	% of CV to
			(Admitted and	Total Admitted
Collateral Assets	Carrying Value	Fair Value	Nonadmitted)	Assets
Cash	$229,777	$229,777	0.93%	0.94%
Securities lending collateral assets	575,155	575,155	2.32	2.36
Other	1,000	1,000	–	–
Total collateral assets	$805,932	$805,932	3.25%	3.30%

		% of Liability to
	Amount	Total Liabilities
Recognized obligation to return
collateral asset	$806,292	3.60%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2019	2018	2017
Income:
Bonds	$780,857	$763,422	$579,022
Preferred stocks	1,617	1,441	1,364
Common stocks	91,649	63,241	102,361
Mortgage loans on real estate	119,009	104,675	72,505
Real estate	33,040	35,371	35,366
Policy loans	49,354	49,379	49,680
Cash, cash equivalents and short-term investments	20,104	13,218	10,218
Derivatives	25,690	26,047	23,631
Other invested assets	14,736	11,521	33,533
Gross investment income	1,136,056	1,068,315	907,680
Less: investment expenses	110,855	97,376	81,193
Net investment income before amortization of IMR	$1,025,201	$970,939	$826,487
Amortization of IMR	69,658	79,469	53,005
Net investment income, including IMR	$1,094,859	$1,050,408	$879,492

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

		Realized
	Year Ended December 31
	2019	2018	2017
Bonds	$(5,516)	$(170,936)	$559,366
Preferred stocks	78	–	–
Common stocks	(590)	1,051	39,352
Mortgage loans on real estate	(582)	(1,394)	10,955
Real estate	24,177	(8)	(663)
Cash, cash equivalents and short-term investments	45	(17)	19
Derivatives	207,015	(89,906)	198,123
Other invested assets	12,226	23,531	67,295
Change in realized capital gains (losses), before taxes	236,853	(237,679)	874,447
Federal income tax effect	(8,597)	47,135	(94,516)
Transfer from (to) interest maintenance reserve	874	118,706	(368,479)
Net realized capital gains (losses) on investments	$229,130	$(71,838)	$411,452

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2019	2018	2017

Bonds	$25,237	$8,468	$32,575
Preferred stocks	(6,052)	(1,856)	(1,182)
Common stocks	12	(1,197)	(37,604)
Affiliated entities	19,774	29,355	10,774
Cash equivalents and short-term investments	(13)	29	35
Derivatives	(25,855)	(4,952)	36,372
Other invested assets	48,659	10,159	(49,430)
Change in unrealized capital gains (losses), before taxes
	61,762	40,006	(8,460)
Taxes on unrealized capital gains (losses)	(10,064)	(3,048)	(13,166)
Change in unrealized capital gains (losses), net of tax	$51,698	$36,958	$(21,626)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31,

2019 and 2018 were as follows:

	2019		2018
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$8,311	$1,553	$9,413	$1,652
Ordinary renewal business	143,173	113,543	149,737	117,652
Group life direct business	5,805	4,051	6,768	4,753
Credit direct business	22	22	86	86
	$157,311	$119,169	$166,004	$124,143

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7.Policy and Contract Attributes Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2019 and 2018 were as follows:

	Year Ended December 31
	2019	2018

Life insurance reserves	$10,444,776	$9,567,419
Annuity reserves and supplementary contracts with life
contingencies	1,383,733	1,466,569
Accident and health reserves (including long term care)	6,066,092	5,931,736
Total policy reserves	$17,894,601	16,965,724
Deposit-type contracts	356,309	584,693
Policy claims	463,716	434,245
Total policy reserves, deposit-type contracts and claim liabilities
	$18,714,626	$17,984,662

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

At December 31, 2019 and 2018, the Company had insurance in force aggregating $3,797,278 and $4,392,920 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $44,585 and $49,923 to cover these deficiencies at December 31, 2019 and 2018, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2019 and 2018.

For the years ended December 31, 2019, 2018 and 2017, premiums for participating life insurance policies were $920, $963 and $1,003, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,030, $1,025 and $1,081 to policyholders during 2019, 2018 and 2017, respectively, and did not allocate any additional income to such policyholders.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, guaranteed minimum death benefits, guaranteed minimum withdrawal benefits, guaranteed minimum income benefits, and variable payout annuity with guaranteed floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the CTE70 of the scenario reserves. To determine the CTE70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries. The stochastic reserves use and prudent estimate assumptions based on company experience, while the standard

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2019 and 2018, the Company had no premium deficiency reserve related to accident and health policies.

The Company's primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning of	Claims	Claims	Liability End
	Year	Incurred	Paid	of Year
Year ended December 31, 2019

2019	$-	$864,693	$266,218	$598,474
2018 and prior	1,860,793	(18,289)	558,704	1,283,801

	1,860,793	$846,404	$824,922	1,882,276
Active life reserve	$4,390,665			$4,512,675

Total accident and health
reserves	$6,251,458			$6,394,951

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning of	Claims	Claims	Liability End
	Year	Incurred	Paid	of Year
Year ended December 31, 2018

2018	$-	$954,895	$294,034	$660,861
2017 and prior	1,751,452	(12,178)	539,342	1,199,932
	1,751,452	$942,717	$833,376	1,860,793
Active life reserve	$4,238,123			$4,390,665

Total accident and health

reserves	$5,989,575			$6,251,458

The Company's unpaid claims reserve was increased (decreased) by $(18,289) and $(12,178) for the years ended December 31, 2019 and 2018, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2019 and 2018 resulted primarily from variances in the estimated frequency of claims and claim severity.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability			Liability
	Beginning of			End of
	Year	Incurred	Paid	Year
Year ended December 31, 2019

2019	$–	$15,113	$1,428	$13,685
2018 and prior	46,226	(14,407)	2,464	29,355
	$46,226	$706	$3,892	$43,040
Year ended December 31, 2018

2018	$–	$19,236	$2,819	$16,417
2017 and prior	43,512	(11,813)	1,890	29,809
	$43,512	$7,423	$4,709	$46,226

The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2019 or 2018.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2019 and 2018 are approximately $11,288 and $11,543, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

			December 31
			2019
		Separate	Separate
	General	Account with	Account Non-
Individual Annuities:	Account	Guarantees	Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$7,602	$6,629	$–	$14,230	0%
At book value less surrender charge
of 5% or more	2,535	–	–	2,535	0
At fair value	85	–	20,282,900	20,282,984	93
Total with adjustment or at fair value	10,221	6,629	20,282,900	20,299,749	93
At book value without adjustment
(minimal or no charge or adjustment)	963,508	–	–	963,508	4
Not subject to discretionary withdrawal
provision	321,922	–	134,490	456,411	2
Total individual annuity reserves	1,295,651	6,629	20,417,389	21,719,669	100%
Less reinsurance ceded	210,156	–	–	210,156

Net individual annuity reserves	$1,085,496	$6,629	$20,417,389	$21,509,514

			December 31
			2019
		Separate	Separate
	General	Account with	Account Non-
Group Annuities	Account	Guarantees	Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$711	$8,844	$–	$9,555	0%
At fair value	–	–	2,142,869	2,142,869	86
Total with adjustment or at fair value	711	8,844	2,142,869	2,152,424	86
At book value without adjustment
(minimal or no charge or adjustment)	318,578	–	–	318,578	13
Not subject to discretionary withdrawal
provision	29,631	–	–	29,631	1
Total group annuity reserves	348,920	8,844	2,142,869	2,500,633	100%
Less reinsurance ceded	–	–	–	–

Net group annuity reserves	$348,920	$8,844	$2,142,869	$2,500,633

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Deposit-type contracts (no life contingencies):

Not subject to discretionary withdrawal provision

Total deposit-type contracts

Less reinsurance ceded

Net deposit- type contracts

December 31

2019

	Separate	Separate
General	Account with	Account Non-
Account	Guarantees	Guaranteed	Total	Percent
$320,770	$–	$2,417	$323,187	100%
320,770	–	2,417	323,187	100%
15,143	–	–	15,143

$305,627	$–	$2,417	$308,044

Reconcililation to the Annual Statement:

Life & Accident & Health Annual Statement:

Exhibit 5, Annuities section, total (net)

Exhibit 5, Supp contracts with life contingencies section, total (net) Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Annuities section, total

Exhibit 3, Supp contracts with life contingencies section, total Other contract deposit funds

Subtotal

Combined total

Amount

$ 1,145,835

237,898

356,309

1,740,042

22,441,205

134,526

2,417

22,578,149

$ 24,318,191

December 31

2018

		Separate
	General	Account with	Separate Account
Individal Annuities:	Account	Guarantees	Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$7,885	$6,677	$–	$14,562	0%
At book value less surrender charge
of 5% or more	3,458	–	–	3,458	0
At fair value	3,038	–	17,464,766	17,467,804	92
Total with adjustment or at fair value	14,380	6,677	17,464,766	17,485,824	92
At book value without adjustment
(minimal or no charge or adjustment)	1,011,556	–	–	1,011,556	5
Not subject to discretionary withdrawal
provision	405,171	–	103,186	508,357	3
Total individual annuity reserves	1,431,107	6,677	17,567,953	19,005,737	100%
Less reinsurance ceded	287,593	–	–	287,593

Net individual annuities reserves	$1,143,514	$6,677	$17,567,953	$18,718,144

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			December 31
			2018
		Separate
	General	Account with	Separate Account
Group Annuities:	Account	Guarantees	Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$648	$9,780	$–	$10,427	0%
At fair value	–	–	2,437,946	2,437,946	86
Total with adjustment or at fair value	648	9,780	2,437,946	2,448,373	87
At book value without adjustment
(minimal or no charge or adjustment)	343,252	–	–	343,252	12
Not subject to discretionary withdrawal
provision	30,091	–	–	30,091	1
Total group annuities reserves	373,991	9,780	2,437,946	2,821,716	100%
Less reinsurance ceded	–	–	–	–

Net group annuities reserves	$373,991	$9,780	$2,437,946	$2,821,716

			December 31
			2018
		Separate
Deposit-type contracts (no life	General	Account with	Separate Account
contingencies):	Account	Guarantees	Non-Guaranteed	Total	Percent
provision	$549,673	$–	$1,693	$551,366	100%
Total deposit-type contracts	549,673	–	1,693	551,366	100%
Less reinsurance ceded	15,916	–	–	15,916

Net deposit-type contracts	$533,756	$–	$1,693	$535,450

Reconcililation to the Annual Statement:

Life & Accident & Health Annual Statement:

Exhibit 5, Annuities section, total (net)

Exhibit 5, Supp contracts with life contingencies section, total (net) Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Annuities section, total

Exhibit 3, Supp contracts with life contingencies section, total Other contract deposit funds

Subtotal

Combined total

Amount

           $ 1,252,507 214,062

584,693

2,051,261

19,919,133

103,223

1,693

20,024,049

          $ 22,075,310

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Amount of reserves on life products, by withdrawal characteristics, is summarized as follow:

			December 31
				2019
					Separate Account - Guaranteed and
		General Account			Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$46,855	$49,165	$82,395	$–	$–	$–
Universal life	1,465,607	1,286,331	1,547,962	–	–	–
Universal life with secondary guarantees	2,375	2,338	2,391	–	–	–
Indexed universal life with secondary	3,825,616	2,436,729	3,500,501	–	–	–
guarantees
Other permanent cash value life	3,299,189	3,513,583	5,450,095	–	–	–
Insurance
Variable universal life	604,929	592,688	635,586	3,909,192	3,878,306	3,884,304
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	–	–	498,864	–	–	–
Accidental death benefits	–	–	15,453	–	–	–
Disability- active lives	–	–	35,660	–	–	–
Disability- disabled lives	–	–	116,543	–	–	–
Miscellaneous reserves	–	–	360,709	–	–	–
Total (gross)	9,244,572	7,880,834	12,246,159	3,909,192	3,878,306	3,884,304
Reinsurance ceded	179	179	1,801,384	–	–	–
Total (net)	$9,244,394	$7,880,656	$10,444,776	$3,909,192	$3,878,306	$3,884,304

Reconciliation to the Annual Statement:

Life & Accident & Health Annual Statement: Exhibit 5, Life insurance section, total (net)

Exhibit 5, Accidental death benefits section total (net) Exhibit 5, Disability - active lives section, total (net) Exhibit 5, Disability - disabled lives section, total (net) Exhibit 5, Miscellaneous reserves section, total (net)

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Life insurance section, total

Subtotal

Combined total

Amount

$ 9,935,044 15,453 32,467 115,629 346,182

10,444,776

3,884,304

3,884,304

     $ 14,329,079

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			December 31
				2018
					Separate Account - Guaranteed and
		General Account			Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$43,796	$46,558	$81,109	$–	$–	$–
Universal life	1,225,940	1,112,843	1,614,862	–	–	–
Universal life with secondary guarantees	2,429	2,366	2,432	–	–	–
Indexed universal life with secondary	3,204,343	1,978,577	2,888,016	–	–	–
guarantees
Other permanent cash value life	3,914,841	4,136,607	5,386,907	–	–	–
Insurance
Variable universal life	596,517	576,230	631,725	3,244,160	3,208,949	3,208,268
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	–	–	503,026	–	–	–
Accidental death benefits	–	–	16,248	–	–	–
Disability- active lives	–	–	34,741	–	–	–
Disability- disabled lives	–	–	119,414	–	–	–
Miscellaneous reserves	–	–	117,498	–	–	–
Total (gross)	8,987,866	7,853,181	11,395,979	3,244,160	3,208,949	3,208,268
Reinsurance ceded	5,974	5,974	1,828,560	–	–	–
Total (net)	$8,981,892	$7,847,206	$9,567,419	$3,244,160	$3,208,949	$3,208,268

Reconciliation to the Annual Statement:

Life & Accident & Health Annual Statement: Exhibit 5, Life insurance section, total (net)

Exhibit 5, Accidental death benefits section total (net) Exhibit 5, Disability - active lives section, total (net) Exhibit 5, Disability - disabled lives section, total (net) Exhibit 5, Miscellaneous reserves section, total (net)

Subtotal

Separate Accounts Annual Statement: Exhibit 3, Life insurance section, total

Subtotal

Combined total

Amount

$ 9,299,306 16,248 31,530 118,484 101,851

9,567,419

–

3,208,268

3,208,268

    $ 12,775,687

Separate Accounts

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company's Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2019, 2018 and 2017 is as follows:

Premiums, deposits and other considerations for the year ended December 31, 2019

Reserves for separate accounts as of December 31, 2019 with assets at:

Fair value

Total as of December 31, 2019

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:

With fair value adjustment At fair value

Subtotal

Not subject to discretionary withdrawal

Total separate account reserve liabilities at December 31, 2019

Nonindexed
Guarantee	Nonguaranteed
Less Than or	Separate
Equal to 4%	Accounts	Total

$47	$844,837	$844,884

$15,473	$26,446,979	$26,462,452
$15,473	$26,446,979	$26,462,452

$15,473	$–	$15,473
–	26,310,072	26,310,072
$15,473	$26,310,072	$26,325,545
–	136,907	136,907
$15,473	$26,446,979	$26,462,452

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts		Total
Premiums, deposits and other
considerations for the year
ended December 31, 2018	$166	$995,559		$995,725
Reserves for separate accounts
as of December 31, 2018 with
assets at:
Fair value	$16,457	$23,215,860	$	$ 23,232,317
Total as of December 31, 2018	$16,457	$23,215,860		$23,232,317
Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2018:
With fair value adjustment	$16,457	$–		$16,457
At fair value	–	23,110,980		23,110,980
Subtotal	$16,457	$23,110,980		$23,127,437
Not subject to discretionary
withdrawal	–	104,880		104,880
Total separate account reserve
liabilities at December 31, 2018	$16,457	$23,215,860		$23,232,317

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Premiums, deposits and other considerations for the year ended December 31, 2017

Reserves for separate accounts as of December 31, 2017 with assets at:

Fair value

Total as of December 31, 2017

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:

With fair value adjustment

At fair value

Subtotal

Not subject to discretionary withdrawal

Total separate account reserve liabilities at December 31, 2017

Nonindexed
Guarantee	Nonguaranteed
Less Than or	Separate
Equal to 4%	Accounts	Total
$128	$1,005,564	$1,005,692

$17,955	$24,836,712	$24,854,667
$17,955	$24,836,712	$24,854,667

$17,955	$–	$17,955
–	24,725,399	24,725,399
$17,955	$24,725,399	$24,743,354
–	111,313	111,313
$17,955	$24,836,712	$24,854,667

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

	2019	2018	2017
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$866,291	$1,010,534	$1,024,418
Transfers from separate accounts	(2,228,421)	(1,460,192)	(1,290,485)
Net transfers from separate accounts	(1,362,130)	(449,658)	(266,067)
Miscellaneous reconciling adjustments	101,052	117,578	104,721
Net transfers as reported in the summary
of operations of the life, accident and health
annual statement	$(1,261,078)	$(332,080)	$(161,346)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2019 and 2018 are attributed to the following products:

	2019	2018
Group annuities	$2,146,648	$2,446,903
Variable annuities	20,425,457	17,578,936
Variable universal life	3,909,194	3,244,160
Modified separate account	17,709	17,970
WRL asset accumulator	9,326	8,170
Total separate account assets	$26,508,334	$23,296,139

To compensate the general account for the risk taken, the separate account paid risk charges of $9,441, $11,344, $12,133, $11,993, and $12,368 to the general account in 2019, 2018, 2017, 2016 and 2015, respectively. During the years ended December 31, 2019, 2018, 2017, 2016 and 2015, the general account of the Company had paid $540, $480, $750, $15,371, and $43,256, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations earned reflect the following reinsurance amounts:

	Year Ended December 31
	2019	2018	2017
Direct premiums
	$3,348,455	$3,578,753	$3,656,349
Reinsurance assumed - non affiliates	54,209	68,724	76,854
Reinsurance assumed - affiliates	414,063	405,528	2,153,409
Reinsurance ceded - non affiliates	(103,725)	(75,864)	(3,181,521)
Reinsurance ceded - affiliates	(365,122)	(427,119)	(408,787)
Net premiums earned	$3,347,881	$3,550,022	$2,296,304

The Company received reinsurance recoveries in the amount of $587,197, $591,703 and $558,976 during 2019, 2018 and 2017, respectively. At December 31, 2019 and 2018, estimated amounts recoverable from

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

reinsurers that have been deducted from policy and contract claim reserves totaled $31,033 and $29,604. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2019 and 2018 of $4,161,453 and $4,320,660, respectively, of which $1,920,004 and $2,016,383 were ceded to affiliates.

During 2019, 2018 and 2017, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $279,776 ($181,854 after tax), $276,268 ($179,574 after tax) and $109,601 ($71,241 after tax), respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2019, 2018 and 2017 were $1,235,644, $1,285,244 and $1,330,944 respectively.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39,039, recaptured $1,725 in policyholder reserves, $488 in claim reserves and policy loans of $1,176. The transaction resulted in a pre-tax loss of $40,076 which was partially offset by a commission expense allowance of $6,472 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $248 of funds withheld liability, recaptured $335 of policyholder reserves and $68 of claim reserves. The transaction resulted in a pre-tax loss of $155 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $309 ($201 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, the Company recaptured insurance business from an affiliate, Harbor View Re Corp. The Company paid cash of $1,400, released a funds withheld liability of $9,750 and assumed $10,387 of policyholder reserves, $144 of claim reserves and net due premiums and commissions of $781. The transaction resulted in a pre-tax loss of $1,400 which has been included in the Statements of Operations.

Effective October 1, 2018, the Company recaptured group health insurance business from Transamerica Life Insurance Company (TLIC), an affiliate. The Company received cash of $33,799, recaptured $13,767 of policyholder reserves, $980 of unearned premium reserve and $7,366 of claim reserves. The transaction resulted in a pre-tax gain of $11,686 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,191 ($1,424 after-tax) with a corresponding charge to unassigned surplus.

Effective June 29th, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the "Final Net Settlement Statements and Other Matters" (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

mutual concessions between the parties, Wilton Re paid the Company $19,084. In addition, the Company released a reinsurance receivable in the amount of $8,428 related to the initial proposed NSS used for closing. The net pretax impact to capital and surplus of these adjustments was $10,656.

Effective December 1, 2017, the Company entered into an agreement with TLIC to convert the modified coinsurance agreement to coinsurance and funds withheld. As a result, TLIC transferred cash and invested assets to the Company. Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The company received cash and invested assets with a market value of $6,487,360 along with policy reserves of $4,543,045 and claim reserves of $199,940 net of due an advance premium of $5,815 from TLIC (which the Company previously assumed on a modco basis). As a result of the transaction $1,144,148 of IMR were released from TLIC and transferred to the Company. The transaction results in a pre-tax gain of $606,041 ($393,926 net of tax) which has been reported in surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $3,063,865, which included a ceding commission of $135,819, and released policy and deposit-type reserves of $2,264,229 and policy loans of $7,545 related to the business. Modified coinsurance separate account reserves of $401,609 were retained by the company. As a part of the transaction, the company realized $568,029 in net gains on the assets that were transferred of which $363,243 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $429,415, resulting in a pretax loss of $172,980, which has been included in the Statements of Operations.

Effective January 1, 2017, the Company entered into a coinsurance retrocession agreement with TLIC Watertree Reinsurance, Inc. (TWRI), an affiliate, under which TWRI coinsures to the Company accelerated death benefits on a product ceded from Transamerica Life Insurance Company to TWRI.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. During 2017, the Company received invested assets in the amount of $22,479 from FReC as settlement of reinsurance receivables. FReC merged into TLIC, an affiliate, effective October 1, 2018, so the reinsurance agreement is now with TLIC. In 2018, all reinsurance between the Company and TLIC (FReC) was settled in cash.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

9. Income Taxes

The net deferred income tax asset at December 31, 2019 and 2018 and the change from the prior year are comprised of the following components:

		December 31, 2019
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$708,175	$31,638	$739,813
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	708,175	31,638	739,813
Deferred Tax Assets Nonadmitted	334,893	–	334,893
Subtotal (Net Deferred Tax Assets)	373,282	31,638	404,920
Deferred Tax Liabilities	129,055	44,616	173,671
Net Admitted Deferred Tax Assets	$244,227	$(12,978)	$231,249

		December 31, 2018
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$693,441	$51,157	$744,598
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	693,441	51,157	744,598
Deferred Tax Assets Nonadmitted	335,913	–	335,913
Subtotal (Net Deferred Tax Assets)	357,528	51,157	408,685
Deferred Tax Liabilities	123,272	46,464	169,736
Net Admitted Deferred Tax Assets	$234,256	$4,693	$238,949

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$14,734	$(19,519)	$(4,785)
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	14,734	(19,519)	(4,785)
Deferred Tax Assets Nonadmitted	(1,020)	–	(1,020)
Subtotal (Net Deferred Tax Assets)	15,754	(19,519)	(3,765)
Deferred Tax Liabilities	5,783	(1,848)	3,935
Net Admitted Deferred Tax Assets	$9,971	$(17,671)	$(7,700)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2019	2018	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$364,402	$361,776	$2,626
Investments	74,613	68,973	5,640
Deferred acquisition costs	237,251	227,453	9,798
Policyholder dividends accrual	196	210	(14)
Fixed assets	1,590	420	1,170
Compensation and benefits accrual	383	358	25
Receivables - nonadmitted	19,999	23,535	(3,536)
Other (including items <5% of total
ordinary tax assets)	9,741	10,716	(975)
Subtotal	708,175	693,441	14,734
Nonadmitted	334,893	335,913	(1,020)
Admitted ordinary deferred tax assets	373,282	357,528	15,754
Capital:
Investments	31,638	51,157	(19,519)
Subtotal	31,638	51,157	(19,519)
Admitted capital deferred tax assets	31,638	51,157	(19,519)
Admitted deferred tax assets	$404,920	$408,685	$(3,765)

	Year Ended December 31
	2019	2018	Change
Deferred Tax Liabilities:
Ordinary
Investments	$72,740	$66,130	$6,610
Policyholder reserves	53,123	53,653	(530)
Other (including items <5% of total
ordinary tax liabilities)	3,191	3,489	(298)
Subtotal	129,054	123,272	5,782
Capital
Investments	44,617	46,464	(1,847)
Subtotal	44,617	46,464	(1,847)
Deferred tax liabilities	173,671	169,736	3,935
Net deferred tax assets/liabilities	$231,249	$238,949	$(7,700)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company's tax reserve deductible temporary difference decreased by ($400,000). This change results in an offsetting $400,000 deductible temporary

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

As discussed in Note 2, for the years ended December 31, 2019 and 2018 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2019
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$11,238	$11,238
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	220,011	–	220,011

1.Adjusted Gross Deferred Tax Assets Expected to be Realized Following the

	Balance Sheet Date	220,011	–	220,011
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	310,453
2(c) Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	153,271	20,400	173,671
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$373,282	$31,638	$404,920

			December 31, 2018
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$17,086	$17,086
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	221,863	–	221,863
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	221,863	–	221,863
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	258,932
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	135,665	34,071	169,736
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$357,528	$51,157	$408,685

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$(5,848)	$(5,848)
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	(1,852)	–	(1,852)
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	(1,852)	–	(1,852)
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	51,521
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	17,606	(13,671)	3,935
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$15,754	$(19,519)	$(3,765)

		December 31
		2019	2018	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount		877%	758%	119%
Amount of Adjusted Capital and Surplus Used To

Determine Recovery Period and Threshold
Limitation in 2(b)2 Above		$2,069,687	$1,726,211	$343,476

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2019 and 2018 was as follows:

		December 31, 2019
Ordinary		Capital
Percent		Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

		December 31, 2018
Ordinary		Capital
Percent		Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	30%	4%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2019	2018	Change
Current Income Tax
Federal	$39,259	$30,372	$8,887
Subtotal	39,259	30,372	8,887
Federal income tax on net capital gains	8,597	(47,135)	55,732
Federal and foreign income taxes incurred	$47,856	$(16,763)	$64,619

	Year Ended December 31
	2018	2017	Change
Current Income Tax
Federal	$30,372	$903,151	$(872,779)
Subtotal	30,372	903,151	(872,779)
Federal income tax on net capital gains	(47,135)	94,516	(141,651)
Federal and foreign income taxes incurred	$(16,763)	$997,667	$(1,014,430)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2019	2018	2017
Current income taxes incurred	$47,856	$(16,763)	$997,667
Change in deferred income taxes	(10,084)	(7,833)	39,231
(without tax on unrealized gains and losses)
Total income tax reported	$37,772	$(24,596)	$1,036,898

Income before taxes	$619,186	$400,924	$1,058,153
	21.00%	21.00%	35.00%
Expected income tax expense (benefit) at
statutory rate	$130,029	$84,194	$370,354
Increase (decrease) in actual tax reported resulting from:
Pre-tax income of disregarded subsidiaries	$(2,007)	$(2,411)	$(1,074)
Dividends received deduction	(31,895)	(25,962)	(46,859)
Tax-exempt income	(861)	(1,102)	(1,663)
Nondeductible expenses	252	604	304
Pre-tax items reported net of tax	(52,817)	(54,399)	344,472
Tax credits	(13,951)	(9,199)	(6,892)
Prior period tax return adjustment	4,028	(21,398)	4,029
Change in tax rates	–	–	357,034
Change in uncertain tax positions	–	948	(3,844)
Deferred tax expense on other items in surplus	4,916	3,900	20,986
Other	78	229	51
Total income tax reported	$37,772	$(24,596)	$1,036,898

On December 22, 2017, the TCJA reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $357,034, excluding $23,017 of net deferred tax asset reduction on unrealized gains/(losses) in the 2017 financial statements.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC's Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company's determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

The Company's federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2019.

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2019	$7,361
2018	$–
2017	$72,284

The total amount of the unrecognized tax benefits that, if recognized, would affect the effective income tax rate:

Unrecognized Tax
Benefits
Balance at January 1, 2018	$1,804
Tax positions taken during prior period	948
Balance at December 31, 2018	$2,752
Balance at December 31, 2019	$2,752

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheet as income taxes includes the following:

Balance at January 1, 2017 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2017 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2018 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2019

Interest	Penalties	Total payable (receivable)
$236	$–	$236
(20)	–	(20)
–	–	–
–	–	–
$216	$–	$216
419	–	419
–	–	–
–	–	–
$635	$–	$635
264	–	264
–	–	–
–	–	–
$899	$–	$899

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2014 through 2018 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to one such vote. The Company has 10,000 shares of Class A and 10,000 shares of Class B common shares authorized at $750 per share par value of which, 9,819 of Class A and 3,697 of Class B were issued and outstanding at December 31, 2019 and 2018.

The Company has no preferred stock authorized.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2019, without the prior approval of insurance regulatory authorities, is $349,625.

On February 1, 2019, the Company paid ordinary common stock dividends of $8,444 to Commonwealth General Corporation.

The Company received ordinary common stock dividends of $30,000, $20,000, $15,000, and $15,000 from World Financial Group Insurance Agency, Inc. on March 29, 2019, June 21, 2019, September 30, 2019, and December 20, 2019, respectively.

On December 20, 2019, Transamerica Realty paid ordinary common stock dividends of $2,826 to the Company.

The Company reported a contribution receivable from parent of $150,000 at December 31, 2017. The contribution was received on February 1, 2018.

On December 31, 2018 the Company received a $6 contribution from its subsidiary Transamerica Asset Management, Inc. On December 31, 2018, the Company paid a $1,360 non-cash contribution to its subsidiary, Real Estate Alternatives Portfolio 3A, Inc. (REAP 3A). On December 19, 2018, the Company received a common stock dividend from its subsidiary, World Financial Group Insurance Agency, Inc. in the amount of $30,000. On September 27, 2018, the Company received a non-cash common stock dividend from its subsidiary, World Financial Group Insurance Agency, Inc. in the amount of $30,000.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2019, the Company meets the minimum RBC requirements.

The Company's surplus notes are held by CGC and Transamerica Corporation (TA Corp). These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

On December 20, 2019, the Company repaid in full its $57,266 surplus note with Transamerica Corporation and made a partial repayment of $42,734 on its surplus note with Commonwealth General Corporation. The Company received IID approval for this transaction. Additional information related to the outstanding surplus notes at December 31, 2019 and 2018 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest
2019
CGC	$60,000	$6,306	$98,822	$300
TA Corp	–	3,627	45,724	–
Total	$60,000	$9,933	$144,546	$300
2018

CGC	$102,734	$6,164	$92,515	$514
TA Corp	57,266	3,436	42,097	286

Total	$160,000	$9,600	$134,612	$800

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2019 and 2018, respectively, securities with a fair value of $716,001 and $555,825 were on loan under securities lending agreements as part of this program. At December 31, 2019 and 2018, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $757,186 and $575,155 at December 31, 2019 and 2018, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2019	2018
Open	$757,186	$574,886
Total	757,186	574,886
Securities received	–	–
Total collateral received	$757,186	$574,886

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

		2019	2018
	Amortized		Amortized
	Cost	Fair Value	Cost	Fair Value
Open	$26,407	$26,407	$85,260	$85,260
30 days or less	208,268	208,268	140,236	140,236
31 to 60 days	309,546	309,546	104,248	104,249
61 to 90 days	75,517	75,517	60,156	60,155
91 to 120 days	73,818	73,818	104,653	104,653
121 to 180 days	63,630	63,630	80,602	80,602
Total	757,186	757,186	575,155	575,155
Securities received	–	–	–	–
Total collateral reinvested	$757,186	$757,186	$575,155	$575,155

For securities lending, the Company's source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $757,905 (fair value of $757,186) that are currently tradable securities that could be sold and used to pay for the $757,186 in collateral calls that could come due under a worst-case scenario.

12.Retirement and Compensation Plans Defined Contribution Plans

The Company's employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant's eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense was $1,746, $1,767 and $1,805 was allocated to the Company for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Benefit Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $3,889, $3,832 and $4,166, for the years ended December 31, 2019, 2018 and 2017, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company expensed $585, $710 and $769 related to these plans for the years ended December 31, 2019, 2018 and 2017, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2019, 2018 and 2017 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, LLC. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $121,914, $101,998 and $50,807 during 2019, 2018 and 2017, respectively. The amount paid as a result of being a party to these agreements was $449,378, $477,650 and $328,319 during 2019, 2018 and 2017, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $19, $24 and $41 for the years ended December 31, 2019, 2018 and 2017, respectively.

At December 31, 2019 and 2018, the Company reported a net amount of $28,746 and ($12,506) (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2019, 2018 and 2017, the Company (paid)/received net interest of ($37), ($582) and ($75), respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $20,792, $21,516 and $22,070 for these services during 2019, 2018 and 2017, respectively.

At December 31, 2019, the Company had short-term intercompany notes receivable of $102,900 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$8,600	December 18, 2020	1.61%
Transamerica Corporation	94,300	December 30, 2020	1.61%

At December 31, 2018, the Company had short-term intercompany notes receivable of $194,600 as follows.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$24,100	September 21, 2019	1.99%
Transamerica Corporation	22,500	October 3, 2019	2.15%
Transamerica Corporation	12,800	October 5, 2019	2.15%
Transamerica Corporation	29,200	October 26, 2019	2.15%
Transamerica Corporation	106,000	December 14, 2019	2.31%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate, TLIC. At December 31, 2019 and 2018, the cash surrender value of these policies was $170,124 and $167,126, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $181,648 and $179,004 at December 31, 2019 and 2018, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the Company's affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company's affiliated guarantees is available in Note 15. Commitments and Contingencies.

The Company utilizes the look-through approach in valuing its investment in the following ten entities.

Real Estate Alternatives Portfolio 3, LLC	$6,338
Real Estate Alternatives Portfolio 4 HR, LLC	$47,545
Real Estate Alternatives Portfolio 4 MR, LLC	$3,043
Aegon Multi-Family Equity Fund, LLC	$14,713
Aegon Workforce Housing Fund 2, L.P.	$40,684
Aegon Workforce Housing Fund 3, L.P.	$6,238
Natural Resources Alternatives Portfolio I, LLC	$85,097
Natural Resources Alternatives Portfolio II, LLC	$2
Natural Resources Alternatives Portfolio 3, LLC	$79,648
Zero Beta Fund, LLC	$283,925

These entity's financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in these entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2019 and 2018:

December 31, 2019
	Percentage of
	SCA		Admitted	Nonadmitted
SCA Entity	Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
..........................................	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
..........................................	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$8,949	$8,949	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	90,420	90,420	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	73	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$99,369	$99,369	$–
SSAP No. 97 8b(iv) Entities
0	–%	$–	$–	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$99,369	$99,369	$–
Aggregate Total	XXX	$99,369	$99,369	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018
	Percentage of
	SCA		Admitted	Nonadmitted
SCA Entity	Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$15,475	$15,475	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	68,079	68,079	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	74	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$83,554	$83,554	$–
SSAP No. 97 8b(iv) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$83,554	$83,554	$–
Aggregate Total	XXX	$83,554	$83,554	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities) as of December 31, 2019 and 2018:

December 31, 2019
NAIC
Disallowed
Entities
Valuation
				NAIC	Method,
	Type of	Date of	NAIC	Response	Submission
	NAIC	Filing to	Valuation	Received	Required
SCA Entity	Filing*	the NAIC	Amount	Y/N	Y/N	Code**
SSAP No. 97 8a Entities
..........................................			$–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
..........................................			$–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	1/6/2020	$14,455	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		–	–	–	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	8/30/2019	66,705	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		–	–	–	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		–	–	–	I
AEGON DIRECT MARKETING SVC INC	NA		–	–	–	I
Total SSAP No. 97 8b(iii) Entities	─	─	$81,160	─	─	─
SSAP No. 97 8b(iv) Entities
..........................................			$–
Total SSAP No. 97 8b(iv) Entities	─	─	$–	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$81,160	─	─	─
Aggregate Total	─	─	$81,160	─	─	─

*S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

**I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018					NAIC

Disallowed
Entities
Valuation
				NAIC	Method,
	Type of	Date of	NAIC	Response	Submission
	NAIC	Filing to	Valuation	Received	Required
SCA Entity	Filing*	the NAIC	Amount	Y/N	Y/N	Code**
SSAP No. 97 8a Entities
None	–		$–	–	–	–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
None	–		$–	–	–	–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2018 $	11,370	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		–	–	–	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	2/19/2019	39,532	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		–	–	–	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		–	–	–	I
AEGON DIRECT MARKETING SVC INC	NA		–	–	–	I
Total SSAP No. 97 8b(iii) Entities	─	─	$50,902	─	─	─
SSAP No. 97 8b(iv) Entities
None	–		$–	–	–	–
Total SSAP No. 97 8b(iv) Entities	─	─	$–	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$50,902	─	─	─
Aggregate Total	─	─	$50,902	─	─	─

*S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

**I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. Information regarding these entities for the year ended December 31, 2019 is as follows:

Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By
The Vanguard Group, Inc., 100	23-1945930	NO	Deferred and Income	C,B,P,U	$631,289
Vanguard Blvd., Malvern, PA			Annuities
19355
Total
$631,289

C- Claims Payment

B- Binding Authority1%

P- Premium Collection

U- Underwriting

For the years ended December 31, 2019, 2018 and 2017, respectively, direct premiums of $631,289, $783,938 and $928,060 were written by MGA's and TPA's.

15. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $50,276,331 and $52,252,582 as of December 31, 2019 and 2018, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. There has been no contract reserve established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2019 and 2018, respectively. Effective July 1, 2017, the Company entered into a coinsurance agreement under which the Company cedes 50% of its outstanding synthetic GIC notional.

At December 31, 2019 and 2018, the Company has mortgage loan commitments of $205,984 and $166,585, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has contingent commitments of $457,896 and $311,089 at December 31, 2019 and 2018, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $66,571 and $77,186.

Private placement commitments outstanding as of December 31, 2019 were $73,260. Private placement commitments outstanding as of December 31, 2018 were and $34,030.

There were no securities acquired (sold) on a TBA basis as of December 31, 2019 and 2018, respectively.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2019 and 2018, respectively, was $0 and $11,500.

At December 31, 2019 and 2018, securities in the amount of $0 and $1,777, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company's balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company's strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,866,170. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2019 and 2018, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2019	2018
Membership Stock:
Class A	$–	$–
Class B	10,000	10,000
Activity Stock	47,000	56,800
Excess Stock	–	–
Total	$57,000	$66,800

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than	Less Than 1	Than 3	3 to 5
	6 Months	Year	Years	Years
Membership Stock

Class A	$–	$–	$–	$–
Class B	–	–	–	10,000
Total	$–	$–	$–	$10,000

At December 31, 2019 and 2018, the amount of collateral pledged and the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value
December 31, 2019
Total Collateral Pledged	$1,928,082	$1,829,749
Maximum Collateral Pledged	1,918,144	1,872,037
	Fair Value	Carry Value
Decemeber 31, 2018
Total Collateral Pledged	$2,063,593	$2,086,543
Maximum Collateral Pledged	2,066,367	2,135,128

At December 31, 2019 and 2018, the borrowings from the FHLB were as follows:

December 31, 2019

Funding

Agreements

General Reserves

Account Established

December 31, 2018

Funding

Agreements

General Reserves

Account Established

Debt1	$1,175,000	$–	$ 1,175,000	$–
Funding agreements2	–	–	245,000	246,610
Other	–	–	–	–
Total	$1,175,000	$–	$ 1,420,000	$246,610

1The maximum amount of borrowing during 2019 was $1,175,000

2The maximum amount of borrowing during 2019 was $0

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

As of December 31, 2019 , the weighted average interest rate on FHLB advances was 2.120% with a weighted average term of 0.8 years. During 2018, the weighted average interest rate on FHLB advances was 2.738% with a weighted average term of 2.1 years.

At December 31, 2019, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2019 for the total payout block is $2,124,229. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions lawsuits. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2019 and 2018, the Company's reserves related to this matter were not material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

financial reporting purposes. The Company has established a reserve of $2,780 and $3,122, and an offsetting premium tax benefit of $2,125 and $2,456 at December 31, 2019 and 2018, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $1,122, $386 and $1,193 for the years ended December 31, 2019, 2018 and 2017.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2019 and 2018, the Company had dollar repurchase agreements outstanding in the amount of $255,491 and $110,400, respectively, which is included in borrowed money on the balance sheets. Those amounts include accrued interest of $677 and $360, at December 31, 2019 and 2018, respectively. At December 31, 2019, securities with a book value of $254,966 and a fair value of $255,467 were subject to dollar repurchase agreements. These securities have maturity dates that range from January 1, 2033 to November 1, 2049. At December 31, 2018, securities with a book value of $109,657 and a fair value of $111,051 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction's scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of dollar repurchase agreements are as follows:

	Fair Value
	2019	2018
Open	$254,814	$110,040
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–
Total	254,814	110,040
Securities received	–	–
Total collateral received	$254,814	$110,040

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2019 and reacquired within 30 days of the sale date.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2019 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

Balance Sheets

Total assets as reported in the Company's Annual Statement Increase in other assets

Total assets as reported in the accompanying audited statutory basis balance sheet

Total liabilities as reported in the Company's Annual Statement Increase in policy and contract claim reserves

Total liabilities as reported in the accompanying audited statutory basis balance sheet

Total capital and surplus as reported in the Company's Annual Statement Decrease in net income

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet

Statements of Operations

Statutory net income as reported in the Company's Annual Statement Decrease in federal income tax (benefit) expense

Increase in death benefits

Total net income as reported in the accompanying audited statutory basis statement of operations

December 31

2019

$ 52,514,952 1,741

$ 52,516,693

$ 50,207,465 8,292

$ 50,215,757

$ 2,307,487 (6,551)

$ 2,300,936

$ 578,755 1,741 (8,292)

  $     572,204

The reconciling differences to the Annual Statement are driven by Management's decision to record a current year adjustment identified after annual statement reporting.

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2019 through April 20, 2020.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified the following Type II subsequent events for the year ended December 31, 2019:

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

In January 2020, management entered into a letter of intent for the sale of the Pyramid Center Complex owned by the Company. The estimated pre-tax gain on the transaction is $450,000. The letter of intent is consistent with the Company's objective to reduce its commercial real estate exposure and is expected to close in the second quarter of 2020.

Since January 2020, the Coronavirus disease (COVID-19) outbreak is causing disruption to business, markets, and industry. The Company is continuously monitoring the market, and the economic factors that impact the Company, to proactively manage the associated risks. At this point, management believes the most significant risks the Company faces are related to financial markets (particularly credit, equity, and interest rates risks), and underwriting risks (particularly related to mortality, morbidity and policyholder behavior). As of the audit report release date, the Company continues to monitor and evaluate the impacts of the COVID-19 crisis on the Company's 2020 results through the use of sensitivities and stress testing. While it is too early to provide long-term impacts, if any, management has determined the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc	61-1513662
Transamerica Asset Management	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2019

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States government and
government agencies and authorities	$1,560,785	$1,862,567	$1,615,584
States, municipalities and political
subdivisions	833,144	850,566	833,144
Foreign governments	137,981	148,272	137,879
Hybrid securities	196,725	212,249	196,725
All other corporate bonds	15,095,418	16,922,223	15,094,633
Preferred stocks	14,277	4,361	4,955
Total fixed maturities	17,838,330	20,000,237	17,882,922
Equity securities
Common stocks:
Industrial, miscellaneous and all other	59,000	59,056	59,056
Total equity securities	59,000	59,056	59,056
Mortgage loans on real estate	2,737,109		2,737,109
Real estate	187,639		187,639
Policy loans	962,408		962,408
Other long-term investments	395,529		395,529
Receivable for securities	117		117
Securities lending	757,186		757,186
Cash, cash equivalents and short-term
investments	625,320		625,320
Total investments	$23,562,638		$23,607,286

(1)Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)United States government and corporate bonds of $3,256 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $2,272 due to having an NAIC 5 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

						Benefits, Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*
Year ended December 31, 2019
Individual life	$9,986,959	$–	$130,291	$1,662,742	$599,147	$1,101,732	$752,986
Individual health	5,486,208	91,920	271,895	649,805	346,063	978,406	90,735
Group life and health	935,594	10,187	60,863	270,557	60,130	267,918	93,548
Annuity	1,383,733	–	667	764,777	89,519	2,147,944	(1,182,538)
	$17,792,494	$102,107	$463,716	$3,347,881	$1,094,859	$4,495,999	$(245,269)
Year ended December 31, 2018

Individual life	$9,092,422	$–	$108,676	$1,564,433	$461,112	$1,126,141	$699,006
Individual health	5,352,657	87,849	239,105	623,162	355,005	849,323	69,107
Group life and health	949,395	16,832	85,766	454,695	55,332	298,180	191,302
Annuity	1,466,569	–	698	907,732	87,245	1,223,719	(223,394)
Other	–	–	–	–	91,714	–	–
	$16,861,043	$104,681	$434,245	$3,550,022	$1,050,408	$3,497,363	$736,021
Year ended December 31, 2017

Individual life	$8,490,074	$–	$102,824	$1,030,788	$1,190,643	$1,233,999	$784,581
Individual health	5,104,517	86,651	232,622	2,206,192	(984,774)	5,013,202	(2,848,263)
Group life and health	948,227	25,767	98,609	739,799	20,356	758,598	(26,525)
Annuity	1,513,456	–	466	(1,680,475)	559,012	(786,325)	(563,464)
Other	–	–	–	–	94,255	–	–
	$16,056,274	$112,418	$434,521	$2,296,304	$879,492	$6,219,474	$(2,653,671)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

					Percentage of
		Ceded to Other	Assumed From		Amount
	Gross Amount	Companies	Other Companies	Net Amount	Assumed to Net
Year ended December 31, 2019
Life insurance in force	$228,583,374	$58,822,199	$733,656	$170,494,831	0%
Premiums:

Individual life	$1,992,383	$352,503	$22,863	$1,662,743	1%
Individual health	266,540	21	383,287	649,806	59%
Group life and health	263,504	55,112	62,165	270,557	23%
Annuity	826,029	61,210	(43)	764,776	0%
	$3,348,455	$468,847	$468,272	$3,347,881	14%
Year ended December 31, 2018

Life insurance in force	$225,354,149	$65,732,854	$797,813	$160,419,108	0%
Premiums:

Individual life	$1,931,651	$391,966	$24,748	$1,564,433	2%
Individual health	241,100	129	382,191	623,162	61%
Group life and health	454,075	66,673	67,292	454,695	15%
Annuity	951,927	44,216	21	907,732	0%
	$3,578,753	$502,984	$474,252	$3,550,022	13%
Year ended December 31, 2017

Life insurance in force	$221,055,780	$69,201,990	$987,895	$152,841,685	1%
Premiums:

Individual life	$1,851,802	$846,830	$25,816	$1,030,788	3%
Individual health	227,972	(137)	1,978,082	2,206,191	90%
Group life and health	603,267	89,820	226,352	739,799	31%
Annuity	973,308	2,653,795	13	(1,680,474)	0%
	$3,656,349	$3,590,308	$2,230,263	$2,296,304	97%

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Years Ended December 31, 2019 and 2018

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Financial Statements

Years Ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Premier Life Insurance Company and the Contract Owners of WRL Series Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of WRL Series Annuity Account indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of WRL Series Annuity Account as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Access VP High Yield	TA BlackRock Tactical Allocation Service Class
Fidelity® VIP Contrafund® Service Class 2	TA Greystone International Growth Initial Class
Fidelity® VIP Equity-Income Service Class 2	TA Greystone International Growth Service Class
Fidelity® VIP Growth Opportunities Service Class 2	TA Janus Balanced Service Class
Fidelity® VIP Index 500 Service Class 2	TA Janus Mid-Cap Growth Initial Class
ProFund VP Asia 30	TA Janus Mid-Cap Growth Service Class
ProFund VP Basic Materials	TA JPMorgan Asset Allocation - Conservative Initial Class
ProFund VP Bull	TA JPMorgan Asset Allocation - Conservative Service Class
ProFund VP Consumer Services	TA JPMorgan Asset Allocation - Growth Initial Class
ProFund VP Emerging Markets	TA JPMorgan Asset Allocation - Growth Service Class
ProFund VP Europe 30	TA JPMorgan Asset Allocation - Moderate Initial Class
ProFund VP Falling U.S. Dollar	TA JPMorgan Asset Allocation - Moderate Service Class
ProFund VP Financials	TA JPMorgan Asset Allocation - Moderate Growth Initial Class
ProFund VP Government Money Market	TA JPMorgan Asset Allocation - Moderate Growth Service Class
ProFund VP International	TA JPMorgan Core Bond Initial Class
ProFund VP Japan	TA JPMorgan Core Bond Service Class
ProFund VP Mid-Cap	TA JPMorgan Enhanced Index Initial Class
ProFund VP NASDAQ-100	TA JPMorgan Enhanced Index Service Class
ProFund VP Oil & Gas	TA JPMorgan International Moderate Growth Initial Class
ProFund VP Pharmaceuticals	TA JPMorgan International Moderate Growth Service Class
ProFund VP Precious Metals	TA JPMorgan Mid Cap Value Initial Class
ProFund VP Short Emerging Markets	TA JPMorgan Mid Cap Value Service Class
ProFund VP Short International	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Short NASDAQ-100	TA JPMorgan Tactical Allocation Service Class
ProFund VP Short Small-Cap	TA Managed Risk - Balanced ETF Service Class
ProFund VP Small-Cap	TA Managed Risk - Growth ETF Service Class
ProFund VP Small-Cap Value	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Telecommunications	TA Morgan Stanley Capital Growth Service Class
ProFund VP U.S. Government Plus	TA Multi-Managed Balanced Initial Class
ProFund VP UltraSmall-Cap	TA Multi-Managed Balanced Service Class
ProFund VP Utilities	TA PIMCO Tactical - Balanced Service Class
TA Aegon High Yield Bond Initial Class	TA PIMCO Tactical - Conservative Service Class
TA Aegon High Yield Bond Service Class	TA PIMCO Tactical - Growth Service Class
TA Aegon U.S. Government Securities Initial Class	TA PIMCO Total Return Initial Class
TA Aegon U.S. Government Securities Service Class	TA PIMCO Total Return Service Class
TA Barrow Hanley Dividend Focused Initial Class	TA QS Investors Active Asset Allocation - Conservative Service Class
TA Barrow Hanley Dividend Focused Service Class	TA QS Investors Active Asset Allocation - Moderate Growth Service Class
TA BlackRock Global Real Estate Securities Initial Class	TA Small/Mid Cap Value Initial Class
TA BlackRock Global Real Estate Securities Service Class	TA Small/Mid Cap Value Service Class
TA BlackRock Government Money Market Initial Class	TA T. Rowe Price Small Cap Initial Class
TA BlackRock Government Money Market Service Class	TA T. Rowe Price Small Cap Service Class
TA BlackRock iShares Edge 40 Initial Class	TA WMC US Growth Initial Class
TA BlackRock iShares Edge 40 Service Class	TA WMC US Growth Service Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Premier Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of WRL Series Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of WRL Series Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 17, 2020

We have served as the auditor of one or more of the subaccounts of WRL Series Annuity Account since 2014.

1

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Access VP High Yield	85,426.922	$2,401,754	$2,452,607	$2	$2,452,609	129,072	$10.878675	$19.450759
Fidelity® VIP Contrafund® Service Class 2	655,052.416	19,375,221	23,647,392	8	23,647,400	770,478	13.634762	31.793944
Fidelity® VIP Equity-Income Service Class 2	313,300.714	6,419,462	7,237,246	62	7,237,308	289,721	12.024006	25.944441
Fidelity® VIP Growth Opportunities Service Class 2	79,247.954	2,015,531	3,807,864	4	3,807,868	134,060	19.498169	31.853034
Fidelity® VIP Index 500 Service Class 2	121.112	27,137	38,316	(2)	38,314	1,242	14.402986	30.850974
ProFund VP Asia 30	21,775.135	1,264,048	1,353,325	25	1,353,350	132,954	9.675713	12.515758
ProFund VP Basic Materials	25,886.204	1,683,862	1,675,096	17	1,675,113	130,845	10.654131	13.319580
ProFund VP Bull	166,419.147	8,121,536	8,923,395	(12)	8,923,383	406,666	13.263060	22.805040
ProFund VP Consumer Services	53,411.138	3,829,466	4,431,522	(13)	4,431,509	160,964	13.427846	29.382969
ProFund VP Emerging Markets	259,139.593	6,898,688	7,535,779	(16)	7,535,763	877,583	8.187193	12.965674
ProFund VP Europe 30	32,591.315	774,427	765,896	(14)	765,882	77,818	8.663922	13.169799
ProFund VP Falling U.S. Dollar	1,538.597	27,911	27,079	1	27,080	4,565	5.660565	9.423281
ProFund VP Financials	77,853.490	2,968,525	3,585,932	5	3,585,937	305,753	11.036967	21.496766
ProFund VP Government Money Market	3,677,103.630	3,677,104	3,677,104	(7)	3,677,097	417,993	8.264659	9.699825
ProFund VP International	83,163.721	1,670,068	1,634,999	(3)	1,634,996	186,580	7.761061	11.643101
ProFund VP Japan	8,563.648	394,853	471,514	99	471,613	47,925	9.178549	17.682038
ProFund VP Mid-Cap	91,541.859	2,321,045	2,186,935	(14)	2,186,921	125,779	11.100731	18.355278
ProFund VP NASDAQ-100	214,821.491	9,317,960	11,101,975	4	11,101,979	271,981	16.103640	43.255925
ProFund VP Oil & Gas	58,165.602	2,159,688	1,736,825	11	1,736,836	236,439	7.000065	8.146809
ProFund VP Pharmaceuticals	63,991.828	2,338,398	2,194,280	4	2,194,284	114,413	11.211658	19.729413
ProFund VP Precious Metals	105,758.755	2,094,309	2,637,623	1	2,637,624	470,215	5.204690	13.008019
ProFund VP Short Emerging Markets	2,891.384	122,327	99,319	(3)	99,316	44,107	2.053659	6.367731
ProFund VP Short International	553.939	24,246	19,482	(17)	19,465	6,268	2.946932	7.289493
ProFund VP Short NASDAQ-100	5,410.791	223,514	172,604	1	172,605	180,892	0.918668	5.031573
ProFund VP Short Small-Cap	64,957.143	915,599	662,563	(7)	662,556	540,411	1.161867	7.330842
ProFund VP Small-Cap	46,827.843	1,632,002	1,657,706	85	1,657,791	90,536	10.971977	19.622520
ProFund VP Small-Cap Value	26,629.844	1,259,166	1,296,075	-	1,296,075	74,749	10.385443	18.581368
ProFund VP Telecommunications	25,020.393	858,063	788,893	-	788,893	75,578	9.189345	13.453829
ProFund VP U.S. Government Plus	34,181.732	839,309	928,034	(27)	928,007	51,902	9.980591	19.076482
ProFund VP UltraSmall-Cap	166,945.047	4,313,175	3,959,937	14	3,959,951	222,784	11.934316	28.891596
ProFund VP Utilities	65,102.996	2,977,212	3,283,795	-	3,283,795	176,089	13.223334	19.094308
TA Aegon High Yield Bond Initial Class	979,828.744	7,717,429	7,623,068	19	7,623,087	318,230	11.246738	25.145891
TA Aegon High Yield Bond Service Class	24,471.291	192,974	193,568	(4)	193,564	8,132	11.479637	24.163791
TA Aegon U.S. Government Securities Initial Class	624,932.650	6,953,662	6,824,265	(13)	6,824,252	478,822	9.700297	15.062903
TA Aegon U.S. Government Securities Service Class	9,675.009	121,484	109,134	(1)	109,133	8,097	10.468440	13.613902
TA Barrow Hanley Dividend Focused Initial Class	2,728,402.833	50,768,048	61,580,052	(39)	61,580,013	1,509,939	11.739070	45.203922
TA Barrow Hanley Dividend Focused Service Class	36,197.542	689,557	817,702	16	817,718	25,177	12.044185	33.125010
TA BlackRock Global Real Estate Securities Initial Class	1,726,442.549	21,821,062	23,134,330	-	23,134,330	615,895	11.708388	47.158788
TA BlackRock Global Real Estate Securities Service Class	33,523.469	411,559	472,346	2	472,348	15,487	11.961228	31.260115
TA BlackRock Government Money Market Initial Class	25,524,372.535	25,524,373	25,524,373	(130)	25,524,243	1,932,882	8.150933	15.927650
TA BlackRock Government Money Market Service Class	367,328.790	367,329	367,329	(5)	367,324	39,530	8.834716	9.830448
TA BlackRock iShares Edge 40 Initial Class	258,915.876	2,407,380	2,431,220	(3)	2,431,217	130,278	11.259651	19.635619

See accompanying notes.	2

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA BlackRock iShares Edge 40 Service Class	4,248.362	$35,037	$39,595	$8	$39,603	2,064	$11.546005	$19.411135
TA BlackRock Tactical Allocation Service Class	279,966.522	4,261,479	4,451,468	4	4,451,472	352,235	11.570442	12.755183
TA Greystone International Growth Initial Class	4,204,837.501	34,498,581	34,984,248	4	34,984,252	1,932,480	12.493275	22.280031
TA Greystone International Growth Service Class	34,148.821	281,635	277,971	1	277,972	10,627	12.770641	26.930584
TA Janus Balanced Service Class	392,993.382	5,815,669	6,610,149	(18)	6,610,131	3,878,813	1.588522	13.512512
TA Janus Mid-Cap Growth Initial Class	2,915,245.181	86,013,342	115,385,404	(24)	115,385,380	1,460,824	16.410124	102.675225
TA Janus Mid-Cap Growth Service Class	17,974.191	531,848	677,807	(9)	677,798	17,924	16.279355	38.612973
TA JPMorgan Asset Allocation - Conservative Initial Class	4,037,796.862	42,402,201	43,042,915	(38)	43,042,877	2,260,800	11.812529	20.211621
TA JPMorgan Asset Allocation - Conservative Service Class	90,557.512	940,847	952,665	6	952,671	47,595	11.713332	20.587233
TA JPMorgan Asset Allocation - Growth Initial Class	6,210,614.189	62,827,417	77,881,102	67	77,881,169	3,220,218	12.961406	25.061764
TA JPMorgan Asset Allocation - Growth Service Class	199,032.952	1,943,233	2,471,989	11	2,472,000	87,294	13.301396	28.794269
TA JPMorgan Asset Allocation - Moderate Initial Class	7,614,144.814	84,187,597	91,445,879	17	91,445,896	4,279,917	11.939056	22.392497
TA JPMorgan Asset Allocation - Moderate Service Class	172,565.791	1,877,007	2,041,453	(1)	2,041,452	87,976	12.204218	23.624047
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	10,845,109.865	129,710,423	134,913,167	41	134,913,208	5,916,260	12.333559	23.897918
TA JPMorgan Asset Allocation - Moderate Growth Service Class	288,484.364	3,199,504	3,533,933	8	3,533,941	137,204	12.659335	26.213966
TA JPMorgan Core Bond Initial Class	2,476,740.142	32,000,064	32,767,272	(6)	32,767,266	1,113,966	10.363886	43.606603
TA JPMorgan Core Bond Service Class	25,434.947	351,033	360,413	-	360,413	23,349	10.758844	16.012082
TA JPMorgan Enhanced Index Initial Class	1,118,652.254	22,414,619	24,621,536	(3)	24,621,533	801,581	13.700761	32.206304
TA JPMorgan Enhanced Index Service Class	5,075.443	86,782	111,304	2	111,306	3,092	14.048830	36.499301
TA JPMorgan International Moderate Growth Initial Class	278,228.432	2,672,625	2,776,720	16	2,776,736	218,632	11.757778	12.956969
TA JPMorgan International Moderate Growth Service Class	2,011.862	19,616	19,877	(1)	19,876	1,606	11.633571	12.529347
TA JPMorgan Mid Cap Value Initial Class	733,691.652	12,405,364	11,944,500	4	11,944,504	307,965	11.422826	42.673125
TA JPMorgan Mid Cap Value Service Class	5,095.800	87,408	81,380	13	81,393	2,004	11.720356	40.914731
TA JPMorgan Tactical Allocation Initial Class	2,026,991.456	27,834,330	30,567,031	29	30,567,060	847,076	11.347739	41.099891
TA JPMorgan Tactical Allocation Service Class	24,803.844	358,801	393,885	9	393,894	23,373	11.259063	17.075214
TA Managed Risk - Balanced ETF Service Class	452,070.829	5,355,794	5,800,069	2	5,800,071	394,604	11.569385	15.071837
TA Managed Risk - Growth ETF Service Class	591,835.116	6,049,090	6,421,411	(5)	6,421,406	414,709	12.076963	15.858407
TA Morgan Stanley Capital Growth Initial Class	4,064,311.079	70,301,626	75,027,183	12	75,027,195	1,458,314	17.268160	54.883148
TA Morgan Stanley Capital Growth Service Class	41,325.148	744,299	735,588	(1)	735,587	15,070	17.720869	50.421325
TA Multi-Managed Balanced Initial Class	7,262,790.294	95,005,529	112,863,761	(28)	112,863,733	3,824,424	12.775448	30.337883
TA Multi-Managed Balanced Service Class	37,500.120	502,574	569,252	(2)	569,250	19,115	12.677939	30.306389
TA PIMCO Tactical - Balanced Service Class	112,419.627	1,291,271	1,399,624	6	1,399,630	1,075,360	1.203671	11.958265
TA PIMCO Tactical - Conservative Service Class	145,124.932	1,617,686	1,767,622	5	1,767,627	1,413,528	1.187674	12.387515
TA PIMCO Tactical - Growth Service Class	37,370.055	432,347	461,520	1	461,521	343,250	1.242103	13.077634
TA PIMCO Total Return Initial Class	2,621,122.186	29,942,908	30,824,397	(27)	30,824,370	1,829,150	10.225765	17.876947
TA PIMCO Total Return Service Class	19,412.444	221,625	226,155	(10)	226,145	14,709	10.810576	15.944545
TA QS Investors Active Asset Allocation - Conservative Service Class	57,661.593	620,165	623,898	-	623,898	48,895	11.176566	13.038058
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	129,212.489	1,462,360	1,479,483	-	1,479,483	104,482	11.602620	14.341238
TA Small/Mid Cap Value Initial Class	3,936,361.186	78,407,994	76,798,407	(12)	76,798,395	1,918,647	11.676642	42.062181
TA Small/Mid Cap Value Service Class	79,868.848	1,549,588	1,511,119	(8)	1,511,111	37,173	11.976229	41.412335
TA T. Rowe Price Small Cap Initial Class	2,303,319.574	33,711,380	37,820,507	(99)	37,820,408	927,098	13.749305	46.194295

See accompanying notes.	3

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA T. Rowe Price Small Cap Service Class	24,943.727	$335,754	$381,888	$14	$381,902	7,372	$14.029317	$53.725263
TA WMC US Growth Initial Class	12,993,997.163	331,069,172	446,343,803	(69)	446,343,734	11,230,271	17.104780	42.390969
TA WMC US Growth Service Class	60,478.832	1,533,472	2,020,598	(5)	2,020,593	48,057	16.975932	42.868843

See accompanying notes.	4

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Access VP High Yield	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Index 500 Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$2,510,865	$25,210,827	$8,214,903	$3,209,856	$93,353

Investment Income:
Reinvested Dividends	67,234	103,782	151,099	3,049	1,446
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,801	338,546	107,824	47,177	1,498
Net Investment Income (Loss)	32,433	(234,764)	43,275	(44,128)	(52)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	51,142	2,208,149	371,039	194,103	457
Realized Gain (Loss) on Investments	(63,091)	1,263,187	227,774	302,307	29,701
Net Realized Capital Gains (Losses) on Investments	(11,949)	3,471,336	598,813	496,410	30,158
Net Change in Unrealized Appreciation (Depreciation)	(72,782)	(4,904,843)	(1,358,882)	(106,055)	(36,318)
Net Gain (Loss) on Investment	(84,731)	(1,433,507)	(760,069)	390,355	(6,160)

Net Increase (Decrease) in Net Assets Resulting from Operations	(52,298)	(1,668,271)	(716,794)	346,227	(6,212)

Increase (Decrease) in Net Assets from Contract Transactions	(164,282)	(3,188,855)	(995,602)	(446,393)	(3,232)

Total Increase (Decrease) in Net Assets	(216,580)	(4,857,126)	(1,712,396)	(100,166)	(9,444)

Net Assets as of December 31, 2018:	$2,294,285	$20,353,701	$6,502,507	$3,109,690	$83,909

Investment Income:
Reinvested Dividends	114,015	48,362	127,741	-	890
Investment Expense:
Mortality and Expense Risk and Administrative Charges	33,533	320,158	100,192	50,768	848
Net Investment Income (Loss)	80,482	(271,796)	27,549	(50,768)	42

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	2,650,441	471,227	306,048	1,225
Realized Gain (Loss) on Investments	(14,431)	857,764	180,948	360,670	2,022
Net Realized Capital Gains (Losses) on Investments	(14,431)	3,508,205	652,175	666,718	3,247
Net Change in Unrealized Appreciation (Depreciation)	184,804	2,527,675	902,903	533,705	14,519
Net Gain (Loss) on Investment	170,373	6,035,880	1,555,078	1,200,423	17,766

Net Increase (Decrease) in Net Assets Resulting from Operations	250,855	5,764,084	1,582,627	1,149,655	17,808

Increase (Decrease) in Net Assets from Contract Transactions	(92,531)	(2,470,385)	(847,826)	(451,477)	(63,403)

Total Increase (Decrease) in Net Assets	158,324	3,293,699	734,801	698,178	(45,595)

Net Assets as of December 31, 2019:	$2,452,609	$23,647,400	$7,237,308	$3,807,868	$38,314

See Accompanying Notes. (1) See Footnote 1	5

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$2,109,116	$3,239,102	$9,444,133	$4,046,679	$9,637,430

Investment Income:
Reinvested Dividends	8,261	9,120	-	-	20,377
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,179	35,890	123,686	61,132	110,218
Net Investment Income (Loss)	(14,918)	(26,770)	(123,686)	(61,132)	(89,841)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	939,809	195,730	-
Realized Gain (Loss) on Investments	142,252	157,762	513,915	401,343	942,275
Net Realized Capital Gains (Losses) on Investments	142,252	157,762	1,453,724	597,073	942,275
Net Change in Unrealized Appreciation (Depreciation)	(392,035)	(652,690)	(1,685,724)	(588,497)	(1,992,501)
Net Gain (Loss) on Investment	(249,783)	(494,928)	(232,000)	8,576	(1,050,226)

Net Increase (Decrease) in Net Assets Resulting from Operations	(264,701)	(521,698)	(355,686)	(52,556)	(1,140,067)

Increase (Decrease) in Net Assets from Contract Transactions	(760,092)	(899,821)	(4,141,391)	(225,872)	(2,764,647)

Total Increase (Decrease) in Net Assets	(1,024,793)	(1,421,519)	(4,497,077)	(278,428)	(3,904,714)

Net Assets as of December 31, 2018:	$1,084,323	$1,817,583	$4,947,056	$3,768,251	$5,732,716

Investment Income:
Reinvested Dividends	2,528	5,563	22,448	-	29,598
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,043	23,767	102,960	65,757	90,703
Net Investment Income (Loss)	(13,515)	(18,204)	(80,512)	(65,757)	(61,105)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	48,612	145,805	186,476	-
Realized Gain (Loss) on Investments	6,539	8,939	(21,683)	186,625	135,350
Net Realized Capital Gains (Losses) on Investments	6,539	57,551	124,122	373,101	135,350
Net Change in Unrealized Appreciation (Depreciation)	253,577	217,918	1,396,637	560,917	1,208,969
Net Gain (Loss) on Investment	260,116	275,469	1,520,759	934,018	1,344,319

Net Increase (Decrease) in Net Assets Resulting from Operations	246,601	257,265	1,440,247	868,261	1,283,214

Increase (Decrease) in Net Assets from Contract Transactions	22,426	(399,735)	2,536,080	(205,003)	519,833

Total Increase (Decrease) in Net Assets	269,027	(142,470)	3,976,327	663,258	1,803,047

Net Assets as of December 31, 2019:	$1,353,350	$1,675,113	$8,923,383	$4,431,509	$7,535,763

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials	ProFund VP Government Money Market	ProFund VP International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$1,766,777	$40,511	$3,970,409	$7,788,548	$2,844,219

Investment Income:
Reinvested Dividends	43,722	-	13,499	26,259	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,538	1,017	51,802	106,462	36,839
Net Investment Income (Loss)	20,184	(1,017)	(38,303)	(80,203)	(36,839)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	5,454	-	-	383,823
Realized Gain (Loss) on Investments	130,959	(8,696)	251,352	-	79,822
Net Realized Capital Gains (Losses) on Investments	130,959	(3,242)	251,352	-	463,645
Net Change in Unrealized Appreciation (Depreciation)	(303,988)	(3,831)	(596,272)	-	(790,308)
Net Gain (Loss) on Investment	(173,029)	(7,073)	(344,920)	-	(326,663)

Net Increase (Decrease) in Net Assets Resulting from Operations	(152,845)	(8,090)	(383,223)	(80,203)	(363,502)

Increase (Decrease) in Net Assets from Contract Transactions	(826,545)	44,289	(649,147)	704,385	(844,174)

Total Increase (Decrease) in Net Assets	(979,390)	36,199	(1,032,370)	624,182	(1,207,676)

Net Assets as of December 31, 2018:	$787,387	$76,710	$2,938,039	$8,412,730	$1,636,543

Investment Income:
Reinvested Dividends	21,786	22	17,131	39,741	4,422
Investment Expense:
Mortality and Expense Risk and Administrative Charges	14,069	687	48,338	77,780	28,390
Net Investment Income (Loss)	7,717	(665)	(31,207)	(38,039)	(23,968)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	160,937	-	-
Realized Gain (Loss) on Investments	(1,085)	(4,025)	68,445	-	(81,295)
Net Realized Capital Gains (Losses) on Investments	(1,085)	(4,025)	229,382	-	(81,295)
Net Change in Unrealized Appreciation (Depreciation)	113,558	2,131	615,888	-	370,277
Net Gain (Loss) on Investment	112,473	(1,894)	845,270	-	288,982

Net Increase (Decrease) in Net Assets Resulting from Operations	120,190	(2,559)	814,063	(38,039)	265,014

Increase (Decrease) in Net Assets from Contract Transactions	(141,695)	(47,071)	(166,165)	(4,697,594)	(266,561)

Total Increase (Decrease) in Net Assets	(21,505)	(49,630)	647,898	(4,735,633)	(1,547)

Net Assets as of December 31, 2019:	$765,882	$27,080	$3,585,937	$3,677,097	$1,634,996

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Japan	ProFund VP Mid-Cap	ProFund VP NASDAQ-100	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$506,669	$2,505,202	$10,391,899	$2,489,839	$3,471,074

Investment Income:
Reinvested Dividends	-	-	-	43,775	35,978
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,063	41,513	163,074	34,759	46,488
Net Investment Income (Loss)	(7,063)	(41,513)	(163,074)	9,016	(10,510)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	587,208	1,051,896	-	78,856
Realized Gain (Loss) on Investments	8,323	(311,352)	1,325,185	(17,133)	(10,094)
Net Realized Capital Gains (Losses) on Investments	8,323	275,856	2,377,081	(17,133)	68,762
Net Change in Unrealized Appreciation (Depreciation)	(62,299)	(625,950)	(2,494,051)	(509,927)	(263,832)
Net Gain (Loss) on Investment	(53,976)	(350,094)	(116,970)	(527,060)	(195,070)

Net Increase (Decrease) in Net Assets Resulting from Operations	(61,039)	(391,607)	(280,044)	(518,044)	(205,580)

Increase (Decrease) in Net Assets from Contract Transactions	(47,559)	(103,983)	(1,329,788)	(156,340)	(871,221)

Total Increase (Decrease) in Net Assets	(108,598)	(495,590)	(1,609,832)	(674,384)	(1,076,801)

Net Assets as of December 31, 2018:	$398,071	$2,009,612	$8,782,067	$1,815,455	$2,394,273

Investment Income:
Reinvested Dividends	595	3,341	-	25,917	18,864
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,661	34,940	150,022	26,858	35,912
Net Investment Income (Loss)	(6,066)	(31,599)	(150,022)	(941)	(17,048)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	72,384	61,443	274,917
Realized Gain (Loss) on Investments	32,882	(264,463)	465,041	(70,622)	(51,400)
Net Realized Capital Gains (Losses) on Investments	32,882	(264,463)	537,425	(9,179)	223,517
Net Change in Unrealized Appreciation (Depreciation)	46,561	709,921	2,528,353	130,995	52,461
Net Gain (Loss) on Investment	79,443	445,458	3,065,778	121,816	275,978

Net Increase (Decrease) in Net Assets Resulting from Operations	73,377	413,859	2,915,756	120,875	258,930

Increase (Decrease) in Net Assets from Contract Transactions	165	(236,550)	(595,844)	(199,494)	(458,919)

Total Increase (Decrease) in Net Assets	73,542	177,309	2,319,912	(78,619)	(199,989)

Net Assets as of December 31, 2019:	$471,613	$2,186,921	$11,101,979	$1,736,836	$2,194,284

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International	ProFund VP Short NASDAQ- 100	ProFund VP Short Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$2,449,216	$134,202	$26,189	$266,807	$809,054

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	31,105	2,108	406	4,211	11,427
Net Investment Income (Loss)	(31,105)	(2,108)	(406)	(4,211)	(11,427)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(5,374)	(17,420)	2,491	(119,140)	(18,716)
Net Realized Capital Gains (Losses) on Investments	(5,374)	(17,420)	2,491	(119,140)	(18,716)
Net Change in Unrealized Appreciation (Depreciation)	(283,573)	32,991	3,159	82,435	109,120
Net Gain (Loss) on Investment	(288,947)	15,571	5,650	(36,705)	90,404

Net Increase (Decrease) in Net Assets Resulting from Operations	(320,052)	13,463	5,244	(40,916)	78,977

Increase (Decrease) in Net Assets from Contract Transactions	122,677	(9,715)	(4,072)	40,954	14,426

Total Increase (Decrease) in Net Assets	(197,375)	3,748	1,172	38	93,403

Net Assets as of December 31, 2018:	$2,251,841	$137,950	$27,361	$266,845	$902,457

Investment Income:
Reinvested Dividends	960	689	158	290	873
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,252	1,876	356	3,025	10,336
Net Investment Income (Loss)	(33,292)	(1,187)	(198)	(2,735)	(9,463)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	11,351	772	-	77,531
Realized Gain (Loss) on Investments	(127,389)	(11,756)	(2,453)	(14,194)	(19,080)
Net Realized Capital Gains (Losses) on Investments	(127,389)	(405)	(1,681)	(14,194)	58,451
Net Change in Unrealized Appreciation (Depreciation)	1,047,498	(31,786)	(3,217)	(56,276)	(238,914)
Net Gain (Loss) on Investment	920,109	(32,191)	(4,898)	(70,470)	(180,463)

Net Increase (Decrease) in Net Assets Resulting from Operations	886,817	(33,378)	(5,096)	(73,205)	(189,926)

Increase (Decrease) in Net Assets from Contract Transactions	(501,034)	(5,256)	(2,800)	(21,035)	(49,975)

Total Increase (Decrease) in Net Assets	385,783	(38,634)	(7,896)	(94,240)	(239,901)

Net Assets as of December 31, 2019:	$2,637,624	$99,316	$19,465	$172,605	$662,556

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$2,510,409	$2,209,769	$1,014,543	$1,122,450	$3,106,142

Investment Income:
Reinvested Dividends	-	-	41,091	8,622	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	36,521	23,975	11,826	12,864	56,040
Net Investment Income (Loss)	(36,521)	(23,975)	29,265	(4,242)	(56,040)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	113,749	114,823	-	-	881,858
Realized Gain (Loss) on Investments	(160,524)	(51,389)	(44,107)	(75,221)	206,099
Net Realized Capital Gains (Losses) on Investments	(46,775)	63,434	(44,107)	(75,221)	1,087,957
Net Change in Unrealized Appreciation (Depreciation)	(377,600)	(283,552)	(118,360)	2,740	(2,410,048)
Net Gain (Loss) on Investment	(424,375)	(220,118)	(162,467)	(72,481)	(1,322,091)

Net Increase (Decrease) in Net Assets Resulting from Operations	(460,896)	(244,093)	(133,202)	(76,723)	(1,378,131)

Increase (Decrease) in Net Assets from Contract Transactions	(363,140)	(1,311,269)	(245,894)	72,139	1,296,880

Total Increase (Decrease) in Net Assets	(824,036)	(1,555,362)	(379,096)	(4,584)	(81,251)

Net Assets as of December 31, 2018:	$1,686,373	$654,407	$635,447	$1,117,866	$3,024,891

Investment Income:
Reinvested Dividends	-	-	28,121	8,101	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	27,848	14,496	12,972	13,515	52,469
Net Investment Income (Loss)	(27,848)	(14,496)	15,149	(5,414)	(52,469)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(67,857)	(10,657)	(72,532)	2,485	(146,467)
Net Realized Capital Gains (Losses) on Investments	(67,857)	(10,657)	(72,532)	2,485	(146,467)
Net Change in Unrealized Appreciation (Depreciation)	418,842	179,740	147,383	129,112	1,515,525
Net Gain (Loss) on Investment	350,985	169,083	74,851	131,597	1,369,058

Net Increase (Decrease) in Net Assets Resulting from Operations	323,137	154,587	90,000	126,183	1,316,589

Increase (Decrease) in Net Assets from Contract Transactions	(351,719)	487,081	63,446	(316,042)	(381,529)

Total Increase (Decrease) in Net Assets	(28,582)	641,668	153,446	(189,859)	935,060

Net Assets as of December 31, 2019:	$1,657,791	$1,296,075	$788,893	$928,007	$3,959,951

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Utilities	TA Aegon High Yield Bond Initial Class	TA Aegon High Yield Bond Service Class	TA Aegon U.S. Government Securities Initial Class	TA Aegon U.S. Government Securities Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$3,251,613	$9,531,143	$193,348	$7,034,021	$119,665

Investment Income:
Reinvested Dividends	63,766	533,967	11,399	195,882	2,789
Investment Expense:
Mortality and Expense Risk and Administrative Charges	42,928	123,020	2,562	93,328	1,485
Net Investment Income (Loss)	20,838	410,947	8,837	102,554	1,304

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	96,121	-	-	-	-
Realized Gain (Loss) on Investments	(45,495)	129,986	(159)	(314,313)	(1,619)
Net Realized Capital Gains (Losses) on Investments	50,626	129,986	(159)	(314,313)	(1,619)
Net Change in Unrealized Appreciation (Depreciation)	(47,831)	(840,290)	(16,334)	125,490	(1,357)
Net Gain (Loss) on Investment	2,795	(710,304)	(16,493)	(188,823)	(2,976)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,633	(299,357)	(7,656)	(86,269)	(1,672)

Increase (Decrease) in Net Assets from Contract Transactions	(490,179)	(1,689,677)	(2,583)	(433,896)	(7,716)

Total Increase (Decrease) in Net Assets	(466,546)	(1,989,034)	(10,239)	(520,165)	(9,388)

Net Assets as of December 31, 2018:	$2,785,067	$7,542,109	$183,109	$6,513,856	$110,277

Investment Income:
Reinvested Dividends	46,693	474,927	11,277	134,030	1,995
Investment Expense:
Mortality and Expense Risk and Administrative Charges	44,720	110,056	2,520	97,173	1,494
Net Investment Income (Loss)	1,973	364,871	8,757	36,857	501

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	175,318	-	-	-	-
Realized Gain (Loss) on Investments	12,929	16,853	(331)	(206,309)	(98)
Net Realized Capital Gains (Losses) on Investments	188,247	16,853	(331)	(206,309)	(98)
Net Change in Unrealized Appreciation (Depreciation)	385,830	531,723	13,695	489,875	5,071
Net Gain (Loss) on Investment	574,077	548,576	13,364	283,566	4,973

Net Increase (Decrease) in Net Assets Resulting from Operations	576,050	913,447	22,121	320,423	5,474

Increase (Decrease) in Net Assets from Contract Transactions	(77,322)	(832,469)	(11,666)	(10,027)	(6,618)

Total Increase (Decrease) in Net Assets	498,728	80,978	10,455	310,396	(1,144)

Net Assets as of December 31, 2019:	$3,283,795	$7,623,087	$193,564	$6,824,252	$109,133

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA Barrow Hanley Dividend Focused Initial Class	TA Barrow Hanley Dividend Focused Service Class	TA BlackRock Global Real Estate Securities Initial Class	TA BlackRock Global Real Estate Securities Service Class	TA BlackRock Government Money Market Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$70,745,509	$937,602	$26,858,475	$523,924	$28,870,273

Investment Income:
Reinvested Dividends	1,414,208	16,916	2,029,072	37,411	530,097
Investment Expense:
Mortality and Expense Risk and Administrative Charges	924,562	11,974	342,215	6,689	418,347
Net Investment Income (Loss)	489,646	4,942	1,686,857	30,722	111,750

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	4,026,452	52,724	311,010	8,928	-
Net Realized Capital Gains (Losses) on Investments	4,026,452	52,724	311,010	8,928	-
Net Change in Unrealized Appreciation (Depreciation)	(12,849,683)	(166,191)	(4,797,783)	(96,922)	-
Net Gain (Loss) on Investment	(8,823,231)	(113,467)	(4,486,773)	(87,994)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,333,585)	(108,525)	(2,799,916)	(57,272)	111,750

Increase (Decrease) in Net Assets from Contract Transactions	(6,176,574)	(139,004)	(3,310,227)	(49,107)	4,124,509

Total Increase (Decrease) in Net Assets	(14,510,159)	(247,529)	(6,110,143)	(106,379)	4,236,259

Net Assets as of December 31, 2018:	$56,235,350	$690,073	$20,748,332	$417,545	$33,106,532

Investment Income:
Reinvested Dividends	1,475,170	17,182	207,444	2,720	541,924
Investment Expense:
Mortality and Expense Risk and Administrative Charges	835,988	10,485	325,908	6,334	386,354
Net Investment Income (Loss)	639,182	6,697	(118,464)	(3,614)	155,570

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9,064,092	118,699	-	-	-
Realized Gain (Loss) on Investments	3,638,028	10,427	311,373	5,084	-
Net Realized Capital Gains (Losses) on Investments	12,702,120	129,126	311,373	5,084	-
Net Change in Unrealized Appreciation (Depreciation)	(1,418,482)	14,235	4,516,415	91,835	-
Net Gain (Loss) on Investment	11,283,638	143,361	4,827,788	96,919	-

Net Increase (Decrease) in Net Assets Resulting from Operations	11,922,820	150,058	4,709,324	93,305	155,570

Increase (Decrease) in Net Assets from Contract Transactions	(6,578,157)	(22,413)	(2,323,326)	(38,502)	(7,737,859)

Total Increase (Decrease) in Net Assets	5,344,663	127,645	2,385,998	54,803	(7,582,289)

Net Assets as of December 31, 2019:	$61,580,013	$817,718	$23,134,330	$472,348	$25,524,243

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA BlackRock Government Money Market Service Class	TA BlackRock iShares Edge 40 Initial Class	TA BlackRock iShares Edge 40 Service Class	TA BlackRock Tactical Allocation Service Class	TA Greystone International Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$364,763	$2,843,283	$47,754	$5,008,073	$41,972,396

Investment Income:
Reinvested Dividends	3,030	50,573	709	46,367	442,651
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,325	38,414	583	66,222	536,671
Net Investment Income (Loss)	(2,295)	12,159	126	(19,855)	(94,020)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	210,374	188,184
Realized Gain (Loss) on Investments	-	43,995	785	(23,993)	1,958,095
Net Realized Capital Gains (Losses) on Investments	-	43,995	785	186,381	2,146,279
Net Change in Unrealized Appreciation (Depreciation)	-	(204,523)	(3,409)	(429,456)	(9,289,286)
Net Gain (Loss) on Investment	-	(160,528)	(2,624)	(243,075)	(7,143,007)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,295)	(148,369)	(2,498)	(262,930)	(7,237,027)

Increase (Decrease) in Net Assets from Contract Transactions	1,027	(255,001)	(6,191)	(575,288)	(4,244,878)

Total Increase (Decrease) in Net Assets	(1,268)	(403,370)	(8,689)	(838,218)	(11,481,905)

Net Assets as of December 31, 2018:	$363,495	$2,439,913	$39,065	$4,169,855	$30,490,491

Investment Income:
Reinvested Dividends	6,107	55,734	787	99,500	542,899
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,224	36,418	526	62,261	475,988
Net Investment Income (Loss)	883	19,316	261	37,239	66,911

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	329,683	5,279	210,039	5,451,076
Realized Gain (Loss) on Investments	-	60,714	341	(31,003)	757,496
Net Realized Capital Gains (Losses) on Investments	-	390,397	5,620	179,036	6,208,572
Net Change in Unrealized Appreciation (Depreciation)	-	(89,516)	(794)	410,840	1,283,732
Net Gain (Loss) on Investment	-	300,881	4,826	589,876	7,492,304

Net Increase (Decrease) in Net Assets Resulting from Operations	883	320,197	5,087	627,115	7,559,215

Increase (Decrease) in Net Assets from Contract Transactions	2,946	(328,893)	(4,549)	(345,498)	(3,065,454)

Total Increase (Decrease) in Net Assets	3,829	(8,696)	538	281,617	4,493,761

Net Assets as of December 31, 2019:	$367,324	$2,431,217	$39,603	$4,451,472	$34,984,252

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA Greystone International Growth Service Class	TA Janus Balanced Service Class	TA Janus Mid-Cap Growth Initial Class	TA Janus Mid-Cap Growth Service Class	TA JPMorgan Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$356,351	$4,014,346	$107,804,582	$640,456	$50,223,296

Investment Income:
Reinvested Dividends	3,365	61,750	62,656	-	825,845
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,844	57,255	1,478,775	8,547	682,520
Net Investment Income (Loss)	(1,479)	4,495	(1,416,119)	(8,547)	143,325

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,819	101,708	4,647,977	26,883	1,864,365
Realized Gain (Loss) on Investments	5,898	175,991	3,350,731	19,258	445,436
Net Realized Capital Gains (Losses) on Investments	7,717	277,699	7,998,708	46,141	2,309,801
Net Change in Unrealized Appreciation (Depreciation)	(76,300)	(333,969)	(8,270,714)	(44,162)	(4,907,306)
Net Gain (Loss) on Investment	(68,583)	(56,270)	(272,006)	1,979	(2,597,505)

Net Increase (Decrease) in Net Assets Resulting from Operations	(70,062)	(51,775)	(1,688,125)	(6,568)	(2,454,180)

Increase (Decrease) in Net Assets from Contract Transactions	460	(23,139)	(12,206,488)	(110,557)	(6,090,451)

Total Increase (Decrease) in Net Assets	(69,602)	(74,914)	(13,894,613)	(117,125)	(8,544,631)

Net Assets as of December 31, 2018:	$286,749	$3,939,432	$93,909,969	$523,331	$41,678,665

Investment Income:
Reinvested Dividends	3,705	69,586	80,236	-	1,125,313
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,084	70,916	1,472,791	8,430	631,778
Net Investment Income (Loss)	(379)	(1,330)	(1,392,555)	(8,430)	493,535

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	45,393	227,450	5,858,112	34,897	1,595,093
Realized Gain (Loss) on Investments	13,244	102,499	4,343,873	9,081	(220,637)
Net Realized Capital Gains (Losses) on Investments	58,637	329,949	10,201,985	43,978	1,374,456
Net Change in Unrealized Appreciation (Depreciation)	7,909	587,575	22,933,864	139,877	3,072,909
Net Gain (Loss) on Investment	66,546	917,524	33,135,849	183,855	4,447,365

Net Increase (Decrease) in Net Assets Resulting from Operations	66,167	916,194	31,743,294	175,425	4,940,900

Increase (Decrease) in Net Assets from Contract Transactions	(74,944)	1,754,505	(10,267,883)	(20,958)	(3,576,688)

Total Increase (Decrease) in Net Assets	(8,777)	2,670,699	21,475,411	154,467	1,364,212

Net Assets as of December 31, 2019:	$277,972	$6,610,131	$115,385,380	$677,798	$43,042,877

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA JPMorgan Asset Allocation - Conservative Service Class	TA JPMorgan Asset Allocation - Growth Initial Class	TA JPMorgan Asset Allocation - Growth Service Class	TA JPMorgan Asset Allocation - Moderate Initial Class	TA JPMorgan Asset Allocation - Moderate Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$971,877	$82,900,292	$2,699,330	$101,084,222	$2,391,296

Investment Income:
Reinvested Dividends	13,819	1,466,152	40,340	1,686,188	34,959
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,474	1,131,141	34,103	1,397,376	31,199
Net Investment Income (Loss)	1,345	335,011	6,237	288,812	3,760

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	36,342	5,105,751	161,254	4,586,400	110,024
Realized Gain (Loss) on Investments	7,757	4,527,390	158,096	2,548,051	67,054
Net Realized Capital Gains (Losses) on Investments	44,099	9,633,141	319,350	7,134,451	177,078
Net Change in Unrealized Appreciation (Depreciation)	(95,056)	(18,727,665)	(605,903)	(13,584,263)	(334,444)
Net Gain (Loss) on Investment	(50,957)	(9,094,524)	(286,553)	(6,449,812)	(157,366)

Net Increase (Decrease) in Net Assets Resulting from Operations	(49,612)	(8,759,513)	(280,316)	(6,161,000)	(153,606)

Increase (Decrease) in Net Assets from Contract Transactions	(115,980)	(7,648,270)	(310,345)	(7,152,673)	(218,096)

Total Increase (Decrease) in Net Assets	(165,592)	(16,407,783)	(590,661)	(13,313,673)	(371,702)

Net Assets as of December 31, 2018:	$806,285	$66,492,509	$2,108,669	$87,770,549	$2,019,594

Investment Income:
Reinvested Dividends	17,844	1,271,634	33,863	1,937,350	41,121
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,033	1,047,758	30,914	1,285,547	28,837
Net Investment Income (Loss)	6,811	223,876	2,949	651,803	12,284

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	28,196	6,731,275	211,962	5,020,985	120,130
Realized Gain (Loss) on Investments	5,726	2,767,354	59,769	2,310,231	53,352
Net Realized Capital Gains (Losses) on Investments	33,922	9,498,629	271,731	7,331,216	173,482
Net Change in Unrealized Appreciation (Depreciation)	49,981	5,942,045	220,014	4,312,527	100,397
Net Gain (Loss) on Investment	83,903	15,440,674	491,745	11,643,743	273,879

Net Increase (Decrease) in Net Assets Resulting from Operations	90,714	15,664,550	494,694	12,295,546	286,163

Increase (Decrease) in Net Assets from Contract Transactions	55,672	(4,275,890)	(131,363)	(8,620,199)	(264,305)

Total Increase (Decrease) in Net Assets	146,386	11,388,660	363,331	3,675,347	21,858

Net Assets as of December 31, 2019:	$952,671	$77,881,169	$2,472,000	$91,445,896	$2,041,452

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA JPMorgan Asset Allocation - Moderate Growth Initial Class	TA JPMorgan Asset Allocation - Moderate Growth Service Class	TA JPMorgan Core Bond Initial Class	TA JPMorgan Core Bond Service Class	TA JPMorgan Enhanced Index Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$141,013,924	$3,592,533	$38,276,644	$393,003	$22,968,725

Investment Income:
Reinvested Dividends	2,638,353	58,416	1,143,823	11,110	245,810
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,940,160	47,588	503,113	5,767	360,426
Net Investment Income (Loss)	698,193	10,828	640,710	5,343	(114,616)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,318,498	186,287	-	-	963,002
Realized Gain (Loss) on Investments	3,489,061	58,736	(210,661)	(538)	1,082,395
Net Realized Capital Gains (Losses) on Investments	10,807,559	245,023	(210,661)	(538)	2,045,397
Net Change in Unrealized Appreciation (Depreciation)	(22,992,767)	(554,574)	(919,939)	(11,127)	(3,660,755)
Net Gain (Loss) on Investment	(12,185,208)	(309,551)	(1,130,600)	(11,665)	(1,615,358)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,487,015)	(298,723)	(489,890)	(6,322)	(1,729,974)

Increase (Decrease) in Net Assets from Contract Transactions	(5,960,478)	(128,059)	(1,855,080)	(5,460)	(1,554,304)

Total Increase (Decrease) in Net Assets	(17,447,493)	(426,782)	(2,344,970)	(11,782)	(3,284,278)

Net Assets as of December 31, 2018:	$123,566,431	$3,165,751	$35,931,674	$381,221	$19,684,447

Investment Income:
Reinvested Dividends	2,856,397	66,697	872,803	8,283	265,236
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,851,872	45,866	485,406	5,651	352,016
Net Investment Income (Loss)	1,004,525	20,831	387,397	2,632	(86,780)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	10,994,910	293,647	-	-	2,606,435
Realized Gain (Loss) on Investments	1,846,905	54,662	129,991	5,199	476,884
Net Realized Capital Gains (Losses) on Investments	12,841,815	348,309	129,991	5,199	3,083,319
Net Change in Unrealized Appreciation (Depreciation)	7,918,761	198,577	1,868,048	17,395	2,618,879
Net Gain (Loss) on Investment	20,760,576	546,886	1,998,039	22,594	5,702,198

Net Increase (Decrease) in Net Assets Resulting from Operations	21,765,101	567,717	2,385,436	25,226	5,615,418

Increase (Decrease) in Net Assets from Contract Transactions	(10,418,324)	(199,527)	(5,549,844)	(46,034)	(678,332)

Total Increase (Decrease) in Net Assets	11,346,777	368,190	(3,164,408)	(20,808)	4,937,086

Net Assets as of December 31, 2019:	$134,913,208	$3,533,941	$32,767,266	$360,413	$24,621,533

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA JPMorgan Enhanced Index Service Class	TA JPMorgan International Moderate Growth Initial Class	TA JPMorgan International Moderate Growth Service Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Mid Cap Value Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$108,755	$3,367,764	$20,572	$15,497,187	$108,158

Investment Income:
Reinvested Dividends	898	73,672	410	113,838	550
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,381	44,094	251	190,278	1,173
Net Investment Income (Loss)	(483)	29,578	159	(76,440)	(623)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,458	30,976	192	295,776	1,979
Realized Gain (Loss) on Investments	5,745	55,272	375	440,424	4,484
Net Realized Capital Gains (Losses) on Investments	10,203	86,248	567	736,200	6,463
Net Change in Unrealized Appreciation (Depreciation)	(18,038)	(523,721)	(3,171)	(2,356,634)	(16,693)
Net Gain (Loss) on Investment	(7,835)	(437,473)	(2,604)	(1,620,434)	(10,230)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,318)	(407,895)	(2,445)	(1,696,874)	(10,853)

Increase (Decrease) in Net Assets from Contract Transactions	(2,158)	(210,106)	(1,206)	(2,855,698)	(31,378)

Total Increase (Decrease) in Net Assets	(10,476)	(618,001)	(3,651)	(4,552,572)	(42,231)

Net Assets as of December 31, 2018:	$98,279	$2,749,763	$16,921	$10,944,615	$65,927

Investment Income:
Reinvested Dividends	1,009	62,439	388	161,338	887
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,414	38,275	249	164,461	976
Net Investment Income (Loss)	(405)	24,164	139	(3,123)	(89)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	12,458	219,330	1,559	1,044,463	7,008
Realized Gain (Loss) on Investments	5,411	71,080	(32)	232,515	(134)
Net Realized Capital Gains (Losses) on Investments	17,869	290,410	1,527	1,276,978	6,874
Net Change in Unrealized Appreciation (Depreciation)	9,448	94,501	1,110	1,287,157	9,247
Net Gain (Loss) on Investment	27,317	384,911	2,637	2,564,135	16,121

Net Increase (Decrease) in Net Assets Resulting from Operations	26,912	409,075	2,776	2,561,012	16,032

Increase (Decrease) in Net Assets from Contract Transactions	(13,885)	(382,102)	179	(1,561,123)	(566)

Total Increase (Decrease) in Net Assets	13,027	26,973	2,955	999,889	15,466

Net Assets as of December 31, 2019:	$111,306	$2,776,736	$19,876	$11,944,504	$81,393

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA JPMorgan Tactical Allocation Initial Class	TA JPMorgan Tactical Allocation Service Class	TA Managed Risk -Balanced ETF Service Class	TA Managed Risk -Growth ETF Service Class	TA Morgan Stanley Capital Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$36,397,504	$456,875	$5,932,144	$5,715,740	$43,695,752

Investment Income:
Reinvested Dividends	741,094	8,178	100,455	85,983	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	464,632	5,720	83,230	79,139	688,739
Net Investment Income (Loss)	276,462	2,458	17,225	6,844	(688,739)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	956,518	12,022	-	-	8,409,295
Realized Gain (Loss) on Investments	558,862	5,757	52,029	11,331	3,801,467
Net Realized Capital Gains (Losses) on Investments	1,515,380	17,779	52,029	11,331	12,210,762
Net Change in Unrealized Appreciation (Depreciation)	(3,252,081)	(39,752)	(389,811)	(512,345)	(9,293,177)
Net Gain (Loss) on Investment	(1,736,701)	(21,973)	(337,782)	(501,014)	2,917,585

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,460,239)	(19,515)	(320,557)	(494,170)	2,228,846

Increase (Decrease) in Net Assets from Contract Transactions	(4,338,597)	(46,487)	(522,196)	18,821	(3,179,808)

Total Increase (Decrease) in Net Assets	(5,798,836)	(66,002)	(842,753)	(475,349)	(950,962)

Net Assets as of December 31, 2018:	$30,598,668	$390,873	$5,089,391	$5,240,391	$42,744,790

Investment Income:
Reinvested Dividends	749,402	8,181	111,508	101,114	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	428,031	5,216	81,593	82,571	755,230
Net Investment Income (Loss)	321,371	2,965	29,915	18,543	(755,230)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	398,221	4,882	148,544	503,034	4,021,115
Realized Gain (Loss) on Investments	435,295	4,689	20,826	(16,104)	2,487,090
Net Realized Capital Gains (Losses) on Investments	833,516	9,571	169,370	486,930	6,508,205
Net Change in Unrealized Appreciation (Depreciation)	1,972,067	26,529	526,980	440,089	5,219,377
Net Gain (Loss) on Investment	2,805,583	36,100	696,350	927,019	11,727,582

Net Increase (Decrease) in Net Assets Resulting from Operations	3,126,954	39,065	726,265	945,562	10,972,352

Increase (Decrease) in Net Assets from Contract Transactions	(3,158,562)	(36,044)	(15,585)	235,453	21,310,053

Total Increase (Decrease) in Net Assets	(31,608)	3,021	710,680	1,181,015	32,282,405

Net Assets as of December 31, 2019:	$30,567,060	$393,894	$5,800,071	$6,421,406	$75,027,195

See Accompanying Notes. (1) See Footnote 1	18

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA Morgan Stanley Capital Growth Service Class	TA Multi-Managed Balanced Initial Class	TA Multi-Managed Balanced Service Class	TA PIMCO Tactical - Balanced Service Class	TA PIMCO Tactical - Conservative Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$152,287	$117,196,596	$583,996	$1,287,190	$875,674

Investment Income:
Reinvested Dividends	-	1,581,635	6,737	39,405	32,629
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,955	1,519,830	7,555	16,983	13,452
Net Investment Income (Loss)	(4,955)	61,805	(818)	22,422	19,177

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	79,164	4,332,272	22,104	90,178	61,815
Realized Gain (Loss) on Investments	5,807	3,176,733	10,662	10,892	17,253
Net Realized Capital Gains (Losses) on Investments	84,971	7,509,005	32,766	101,070	79,068
Net Change in Unrealized Appreciation (Depreciation)	(96,528)	(12,884,028)	(59,663)	(238,059)	(164,691)
Net Gain (Loss) on Investment	(11,557)	(5,375,023)	(26,897)	(136,989)	(85,623)

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,512)	(5,313,218)	(27,715)	(114,567)	(66,446)

Increase (Decrease) in Net Assets from Contract Transactions	276,854	(10,881,733)	(44,277)	59,973	57,249

Total Increase (Decrease) in Net Assets	260,342	(16,194,951)	(71,992)	(54,594)	(9,197)

Net Assets as of December 31, 2018:	$412,629	$101,001,645	$512,004	$1,232,596	$866,477

Investment Income:
Reinvested Dividends	-	1,773,577	8,030	2,130	1,716
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,376	1,465,029	7,404	17,492	22,297
Net Investment Income (Loss)	(7,376)	308,548	626	(15,362)	(20,581)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	41,854	6,724,467	35,851	-	-
Realized Gain (Loss) on Investments	3,848	2,809,413	26,866	4,235	(740)
Net Realized Capital Gains (Losses) on Investments	45,702	9,533,880	62,717	4,235	(740)
Net Change in Unrealized Appreciation (Depreciation)	65,836	9,772,407	37,666	227,591	252,566
Net Gain (Loss) on Investment	111,538	19,306,287	100,383	231,826	251,826

Net Increase (Decrease) in Net Assets Resulting from Operations	104,162	19,614,835	101,009	216,464	231,245

Increase (Decrease) in Net Assets from Contract Transactions	218,796	(7,752,747)	(43,763)	(49,430)	669,905

Total Increase (Decrease) in Net Assets	322,958	11,862,088	57,246	167,034	901,150

Net Assets as of December 31, 2019:	$735,587	$112,863,733	$569,250	$1,399,630	$1,767,627

See Accompanying Notes. (1) See Footnote 1	19

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA PIMCO Tactical - Growth Service Class Subaccount	TA PIMCO Total Return Initial Class Subaccount	TA PIMCO Total Return Service Class Subaccount	TA QS Investors Active Asset Allocation - Conservative Service Class Subaccount

Net Assets as of December 31, 2017:	$597,454	$36,408,838	$265,191	$784,026

Investment Income:
Reinvested Dividends	17,421	840,533	5,717	11,296
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,890	484,582	3,530	13,313
Net Investment Income (Loss)	9,531	355,951	2,187	(2,017)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	56,434	165,727	1,254	-
Realized Gain (Loss) on Investments	4,700	(273,398)	(1,673)	7,362
Net Realized Capital Gains (Losses) on Investments	61,134	(107,671)	(419)	7,362
Net Change in Unrealized Appreciation (Depreciation)	(114,453)	(1,018,669)	(8,375)	(46,814)
Net Gain (Loss) on Investment	(53,319)	(1,126,340)	(8,794)	(39,452)

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,788)	(770,389)	(6,607)	(41,469)

Increase (Decrease) in Net Assets from Contract Transactions	(98,842)	(4,227,370)	(39,675)	(69,703)

Total Increase (Decrease) in Net Assets	(142,630)	(4,997,759)	(46,282)	(111,172)

Net Assets as of December 31, 2018:	$454,824	$31,411,079	$218,909	$672,854

Investment Income:
Reinvested Dividends	-	789,909	5,019	12,518
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,451	461,628	3,224	9,547
Net Investment Income (Loss)	(6,451)	328,281	1,795	2,971

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	47,398
Realized Gain (Loss) on Investments	(3,795)	317,949	(316)	3,802
Net Realized Capital Gains (Losses) on Investments	(3,795)	317,949	(316)	51,200
Net Change in Unrealized Appreciation (Depreciation)	93,574	1,440,399	12,703	5,669
Net Gain (Loss) on Investment	89,779	1,758,348	12,387	56,869

Net Increase (Decrease) in Net Assets Resulting from Operations	83,328	2,086,629	14,182	59,840

Increase (Decrease) in Net Assets from Contract Transactions	(76,631)	(2,673,338)	(6,946)	(108,796)

Total Increase (Decrease) in Net Assets	6,697	(586,709)	7,236	(48,956)

Net Assets as of December 31, 2019:	$461,521	$30,824,370	$226,145	$623,898

See Accompanying Notes. (1) See Footnote 1	20

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA QS Investors Active Asset Allocation - Moderate Growth Service Class Subaccount	TA Small/Mid Cap Value Initial Class Subaccount	TA Small/Mid Cap Value Service Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount

Net Assets as of December 31, 2017:	$1,455,615	$90,549,665	$1,654,682	$37,366,458

Investment Income:
Reinvested Dividends	19,812	755,536	10,422	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,285	1,195,181	21,458	563,142
Net Investment Income (Loss)	(1,473)	(439,645)	(11,036)	(563,142)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	8,175,299	154,266	1,970,727
Realized Gain (Loss) on Investments	3,932	531,323	6,163	1,776,153
Net Realized Capital Gains (Losses) on Investments	3,932	8,706,622	160,429	3,746,880
Net Change in Unrealized Appreciation (Depreciation)	(114,186)	(18,383,225)	(342,434)	(5,938,655)
Net Gain (Loss) on Investment	(110,254)	(9,676,603)	(182,005)	(2,191,775)

Net Increase (Decrease) in Net Assets Resulting from Operations	(111,727)	(10,116,248)	(193,041)	(2,754,917)

Increase (Decrease) in Net Assets from Contract Transactions	32,576	(11,016,247)	(186,263)	(3,014,319)

Total Increase (Decrease) in Net Assets	(79,151)	(21,132,495)	(379,304)	(5,769,236)

Net Assets as of December 31, 2018:	$1,376,464	$69,417,170	$1,275,378	$31,597,222

Investment Income:
Reinvested Dividends	24,032	729,587	10,793	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,246	1,062,555	19,556	525,824
Net Investment Income (Loss)	3,786	(332,968)	(8,763)	(525,824)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	95,338	5,811,432	114,803	3,721,930
Realized Gain (Loss) on Investments	(2,391)	(928,999)	(4,030)	608,327
Net Realized Capital Gains (Losses) on Investments	92,947	4,882,433	110,773	4,330,257
Net Change in Unrealized Appreciation (Depreciation)	36,231	11,071,345	190,705	5,573,973
Net Gain (Loss) on Investment	129,178	15,953,778	301,478	9,904,230

Net Increase (Decrease) in Net Assets Resulting from Operations	132,964	15,620,810	292,715	9,378,406

Increase (Decrease) in Net Assets from Contract Transactions	(29,945)	(8,239,585)	(56,982)	(3,155,220)

Total Increase (Decrease) in Net Assets	103,019	7,381,225	235,733	6,223,186

Net Assets as of December 31, 2019:	$1,479,483	$76,798,395	$1,511,111	$37,820,408

See Accompanying Notes. (1) See Footnote 1	21

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA T. Rowe Price Small Cap Service Class Subaccount	TA WMC US Growth Initial Class Subaccount	TA WMC US Growth Service Class Subaccount

Net Assets as of December 31, 2017:	$395,752	$390,459,587	$1,685,981

Investment Income:
Reinvested Dividends	-	1,912,129	4,754
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,023	5,325,548	23,412
Net Investment Income (Loss)	(5,023)	(3,413,419)	(18,658)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	17,336	32,996,196	145,982
Realized Gain (Loss) on Investments	33,986	12,258,481	68,317
Net Realized Capital Gains (Losses) on Investments	51,322	45,254,677	214,299
Net Change in Unrealized Appreciation (Depreciation)	(65,689)	(42,416,340)	(198,593)
Net Gain (Loss) on Investment	(14,367)	2,838,337	15,706

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,390)	(575,082)	(2,952)

Increase (Decrease) in Net Assets from Contract Transactions	(107,469)	(46,040,228)	(250,015)

Total Increase (Decrease) in Net Assets	(126,859)	(46,615,310)	(252,967)

Net Assets as of December 31, 2018:	$268,893	$343,844,277	$1,433,014

Investment Income:
Reinvested Dividends	-	515,305	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,737	5,301,672	23,393
Net Investment Income (Loss)	(4,737)	(4,786,367)	(23,393)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	36,848	33,557,592	148,338
Realized Gain (Loss) on Investments	3,605	12,121,971	45,117
Net Realized Capital Gains (Losses) on Investments	40,453	45,679,563	193,455
Net Change in Unrealized Appreciation (Depreciation)	47,544	85,905,608	371,619
Net Gain (Loss) on Investment	87,997	131,585,171	565,074

Net Increase (Decrease) in Net Assets Resulting from Operations	83,260	126,798,804	541,681

Increase (Decrease) in Net Assets from Contract Transactions	29,749	(24,299,347)	45,898

Total Increase (Decrease) in Net Assets	113,009	102,499,457	587,579

Net Assets as of December 31, 2019:	$381,902	$446,343,734	$2,020,593

See Accompanying Notes. (1) See Footnote 1	22

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

1. Organization

WRL Series Annuity Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Freedom Attainer®, WRL Freedon Premier®, WRL Freedom Conqueror®, WRL Freedom Wealth Creator®, WRL Freedom Access®, WRL Freedom Enhancer®, WRL Freedom Bellwether®, and WRL Freedom Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value

23

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Global Real Estate Securities Initial Class	Transamerica BlackRock Global Real Estate Securities VP Initial Class
TA BlackRock Global Real Estate Securities Service Class	Transamerica BlackRock Global Real Estate Securities VP Service Class
TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class
TA BlackRock Government Money Market Service Class	Transamerica BlackRock Government Money Market VP Service Class
TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock Smart Beta 40 VP Initial Class
TA BlackRock iShares Edge 40 Service Class	Transamerica BlackRock Smart Beta 40 VP Service Class
TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class
TA Greystone International Growth Initial Class	Transamerica Greystone International Growth VP Initial Class
TA Greystone International Growth Service Class	Transamerica Greystone International Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class
TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class
TA JPMorgan Asset Allocation - Conservative Service Class	Transamerica JPMorgan Asset Allocation - Conservative VP Service Class
TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class
TA JPMorgan Asset Allocation - Growth Service Class	Transamerica JPMorgan Asset Allocation - Growth VP Service Class
TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class
TA JPMorgan Asset Allocation - Moderate Service Class	Transamerica JPMorgan Asset Allocation - Moderate VP Service Class
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class
TA JPMorgan Asset Allocation - Moderate Growth Service Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Service Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class

24

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth VP Initial Class
TA JPMorgan International Moderate Growth Service Class	Transamerica JPMorgan International Moderate Growth VP Service Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class
TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class

The following subaccount name changes were made effective during the fiscal year ended December 31, 2019:

Subaccount	Formerly
TA BlackRock iShares Edge 40 Initial Class	TA BlackRock Smart Beta 40 Initial Class
TA BlackRock iShares Edge 40 Service Class	TA BlackRock Smart Beta 40 Service Class

25

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
TA Morgan Stanley Capital Growth Initial Class	TA Jennison Growth Initial Class
TA Morgan Stanley Capital Growth Service Class	TA Jennison Growth Service Class
TA WMC US Growth Initial Class	TA Torray Concentrated Growth Initial Class
TA WMC US Growth Service Class	TA Torray Concentrated Growth Service Class

26

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2019.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2019.

27

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:

Subaccount	Purchases	Sales

Access VP High Yield	$908,252	$920,225

Fidelity® VIP Contrafund® Service Class 2	3,085,871	3,177,610

Fidelity® VIP Equity-Income Service Class 2	800,301	1,149,363

Fidelity® VIP Growth Opportunities Service Class 2	379,435	575,634

Fidelity® VIP Index 500 Service Class 2	5,100	67,240

ProFund VP Asia 30	658,401	649,519

ProFund VP Basic Materials	279,750	649,117

ProFund VP Bull	4,798,713	2,197,338

ProFund VP Consumer Services	649,493	733,780

ProFund VP Emerging Markets	2,265,006	1,806,275

ProFund VP Europe 30	138,554	272,529

ProFund VP Falling U.S. Dollar	21,279	69,014

ProFund VP Financials	346,305	382,741

ProFund VP Government Money Market	5,583,118	10,318,725

ProFund VP International	175,808	466,333

ProFund VP Japan	167,969	173,885

ProFund VP Mid-Cap	447,925	716,069

ProFund VP NASDAQ-100	1,944,179	2,617,663

ProFund VP Oil & Gas	290,976	429,974

ProFund VP Pharmaceuticals	658,769	859,819

ProFund VP Precious Metals	930,303	1,464,687

ProFund VP Short Emerging Markets	357,554	352,645

ProFund VP Short International	240,181	242,411

ProFund VP Short NASDAQ-100	279,715	303,484

ProFund VP Short Small-Cap	368,356	350,264

ProFund VP Small-Cap	179,484	559,067

ProFund VP Small-Cap Value	584,283	111,698

ProFund VP Telecommunications	379,158	300,561

ProFund VP U.S. Government Plus	615,722	937,172

ProFund VP UltraSmall-Cap	462,140	896,141

ProFund VP Utilities	902,599	802,629

TA Aegon High Yield Bond Initial Class	1,661,795	2,129,396

TA Aegon High Yield Bond Service Class	11,277	14,184

TA Aegon U.S. Government Securities Initial Class	1,726,025	1,699,195

TA Aegon U.S. Government Securities Service Class	1,995	8,114

TA Barrow Hanley Dividend Focused Initial Class	12,458,108	9,332,983

28

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

3.  Investments (continued)

Subaccount	Purchases	Sales

TA Barrow Hanley Dividend Focused Service Class	$140,574	$37,595

TA BlackRock Global Real Estate Securities Initial Class	1,317,729	3,759,521

TA BlackRock Global Real Estate Securities Service Class	5,116	47,232

TA BlackRock Government Money Market Initial Class	9,337,293	16,919,540

TA BlackRock Government Money Market Service Class	71,558	67,724

TA BlackRock iShares Edge 40 Initial Class	562,512	542,405

TA BlackRock iShares Edge 40 Service Class	6,066	5,078

TA BlackRock Tactical Allocation Service Class	684,821	783,043

TA Greystone International Growth Initial Class	7,493,260	5,040,726

TA Greystone International Growth Service Class	53,000	82,930

TA Janus Balanced Service Class	2,579,969	599,342

TA Janus Mid-Cap Growth Initial Class	9,733,235	15,535,547

TA Janus Mid-Cap Growth Service Class	56,057	50,545

TA JPMorgan Asset Allocation - Conservative Initial Class	7,725,958	9,214,002

TA JPMorgan Asset Allocation - Conservative Service Class	223,949	133,270

TA JPMorgan Asset Allocation - Growth Initial Class	11,556,068	8,876,744

TA JPMorgan Asset Allocation - Growth Service Class	256,100	172,553

TA JPMorgan Asset Allocation - Moderate Initial Class	11,824,385	14,771,794

TA JPMorgan Asset Allocation - Moderate Service Class	182,066	313,958

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	20,778,697	19,197,571

TA JPMorgan Asset Allocation - Moderate Growth Service Class	421,046	306,096

TA JPMorgan Core Bond Initial Class	3,918,671	9,081,119

TA JPMorgan Core Bond Service Class	44,126	87,528

TA JPMorgan Enhanced Index Initial Class	4,390,035	2,548,709

TA JPMorgan Enhanced Index Service Class	14,193	16,026

TA JPMorgan International Moderate Growth Initial Class	539,457	678,069

TA JPMorgan International Moderate Growth Service Class	2,739	861

TA JPMorgan Mid Cap Value Initial Class	1,921,147	2,440,932

TA JPMorgan Mid Cap Value Service Class	7,895	1,545

TA JPMorgan Tactical Allocation Initial Class	2,125,479	4,564,448

TA JPMorgan Tactical Allocation Service Class	23,719	51,917

TA Managed Risk - Balanced ETF Service Class	736,013	573,140

TA Managed Risk - Growth ETF Service Class	1,533,647	776,618

TA Morgan Stanley Capital Growth Initial Class	34,203,247	9,627,310

TA Morgan Stanley Capital Growth Service Class	277,494	24,219

TA Multi-Managed Balanced Initial Class	12,401,351	13,121,065

29

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

3.  Investments (continued)

Subaccount	Purchases	Sales

TA Multi-Managed Balanced Service Class	$115,741	$123,026

TA PIMCO Tactical - Balanced Service Class	87,394	152,186

TA PIMCO Tactical - Conservative Service Class	859,040	209,722

TA PIMCO Tactical - Growth Service Class	11,484	94,565

TA PIMCO Total Return Initial Class	7,369,717	9,714,765

TA PIMCO Total Return Service Class	6,704	11,855

TA QS Investors Active Asset Allocation - Conservative Service Class	70,910	129,337

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	129,215	60,037

TA Small/Mid Cap Value Initial Class	8,529,411	11,290,518

TA Small/Mid Cap Value Service Class	140,667	91,608

TA T. Rowe Price Small Cap Initial Class	6,172,983	6,132,014

TA T. Rowe Price Small Cap Service Class	82,413	20,557

TA WMC US Growth Initial Class	54,089,653	49,617,758

TA WMC US Growth Service Class	318,674	147,829

30

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Access VP High Yield	43,166	(48,214)	(5,048)	42,067	(51,815)	(9,748)
Fidelity® VIP Contrafund® Service Class 2	16,307	(102,672)	(86,365)	14,182	(132,643)	(118,461)
Fidelity® VIP Equity-Income Service Class 2	10,093	(45,108)	(35,015)	3,811	(49,053)	(45,242)
Fidelity® VIP Growth Opportunities Service Class 2	3,502	(20,498)	(16,996)	1,030	(22,475)	(21,445)
Fidelity® VIP Index 500 Service Class 2	109	(2,518)	(2,409)	2,518	(2,669)	(151)
ProFund VP Asia 30	68,657	(68,287)	370	36,799	(112,208)	(75,409)
ProFund VP Basic Materials	18,761	(52,581)	(33,820)	39,944	(113,308)	(73,364)
ProFund VP Bull	226,113	(108,930)	117,183	114,207	(329,523)	(215,316)
ProFund VP Consumer Services	18,401	(26,060)	(7,659)	54,558	(65,420)	(10,862)
ProFund VP Emerging Markets	290,689	(229,939)	60,750	283,132	(614,318)	(331,186)
ProFund VP Europe 30	13,543	(27,376)	(13,833)	20,354	(111,762)	(91,408)
ProFund VP Falling U.S. Dollar	3,662	(11,713)	(8,051)	28,624	(22,081)	6,543
ProFund VP Financials	13,320	(31,782)	(18,462)	52,406	(115,414)	(63,008)
ProFund VP Government Money Market	616,000	(1,132,350)	(516,350)	1,610,043	(1,531,203)	78,840
ProFund VP International	20,888	(53,028)	(32,140)	69,462	(173,298)	(103,836)
ProFund VP Japan	17,936	(17,570)	366	1,561	(6,682)	(5,121)
ProFund VP Mid-Cap	26,798	(41,915)	(15,117)	116,862	(126,224)	(9,362)
ProFund VP NASDAQ-100	50,704	(69,313)	(18,609)	129,573	(168,991)	(39,418)
ProFund VP Oil & Gas	27,815	(56,068)	(28,253)	112,434	(132,749)	(20,315)
ProFund VP Pharmaceuticals	20,401	(46,294)	(25,893)	15,791	(63,596)	(47,805)
ProFund VP Precious Metals	188,698	(294,507)	(105,809)	136,290	(94,847)	41,443
ProFund VP Short Emerging Markets	133,112	(137,387)	(4,275)	175,287	(178,729)	(3,442)
ProFund VP Short International	68,764	(69,672)	(908)	94,575	(95,221)	(646)
ProFund VP Short NASDAQ-100	238,304	(255,759)	(17,455)	1,222,498	(1,213,942)	8,556
ProFund VP Short Small-Cap	207,574	(243,292)	(35,718)	339,709	(325,520)	14,189
ProFund VP Small-Cap	10,061	(31,832)	(21,771)	191,682	(220,413)	(28,731)
ProFund VP Small-Cap Value	35,071	(6,128)	28,943	127,392	(211,464)	(84,072)

31

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4.  Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Telecommunications	34,878	(28,399)	6,479	1,036	(24,163)	(23,127)
ProFund VP U.S. Government Plus	37,143	(55,538)	(18,395)	38,702	(34,276)	4,426
ProFund VP UltraSmall-Cap	30,478	(54,553)	(24,075)	120,710	(54,878)	65,832
ProFund VP Utilities	39,613	(44,403)	(4,790)	33,019	(66,278)	(33,259)
TA Aegon High Yield Bond Initial Class	53,931	(87,857)	(33,926)	75,364	(148,417)	(73,053)
TA Aegon High Yield Bond Service Class	-	(521)	(521)	86	(204)	(118)
TA Aegon U.S. Government Securities Initial Class	118,082	(114,102)	3,980	105,946	(134,197)	(28,251)
TA Aegon U.S. Government Securities Service Class	-	(531)	(531)	14	(624)	(610)
TA Barrow Hanley Dividend Focused Initial Class	61,228	(232,228)	(171,000)	70,154	(224,746)	(154,592)
TA Barrow Hanley Dividend Focused Service Class	171	(909)	(738)	265	(5,004)	(4,739)
TA BlackRock Global Real Estate Securities Initial Class	37,589	(102,028)	(64,439)	23,421	(117,321)	(93,900)
TA BlackRock Global Real Estate Securities Service Class	105	(1,467)	(1,362)	698	(2,560)	(1,862)
TA BlackRock Government Money Market Initial Class	648,585	(1,250,171)	(601,586)	1,317,122	(1,017,763)	299,359
TA BlackRock Government Money Market Service Class	6,964	(6,509)	455	324	(223)	101
TA BlackRock iShares Edge 40 Initial Class	10,464	(28,093)	(17,629)	4,895	(18,938)	(14,043)
TA BlackRock iShares Edge 40 Service Class	-	(252)	(252)	5	(361)	(356)
TA BlackRock Tactical Allocation Service Class	32,153	(60,496)	(28,343)	14,654	(64,887)	(50,233)
TA Greystone International Growth Initial Class	95,348	(281,732)	(186,384)	160,259	(407,269)	(247,010)
TA Greystone International Growth Service Class	180	(3,305)	(3,125)	1,078	(1,143)	(65)
TA Janus Balanced Service Class	1,436,029	(344,230)	1,091,799	601,109	(625,955)	(24,846)
TA Janus Mid-Cap Growth Initial Class	97,946	(226,128)	(128,182)	63,565	(263,093)	(199,528)
TA Janus Mid-Cap Growth Service Class	622	(1,306)	(684)	112	(3,642)	(3,530)
TA JPMorgan Asset Allocation - Conservative Initial Class	285,422	(481,145)	(195,723)	249,089	(568,387)	(319,298)
TA JPMorgan Asset Allocation - Conservative Service Class	9,142	(6,496)	2,646	255	(6,378)	(6,123)
TA JPMorgan Asset Allocation - Growth Initial Class	166,224	(365,423)	(199,199)	154,302	(499,184)	(344,882)
TA JPMorgan Asset Allocation - Growth Service Class	538	(5,725)	(5,187)	1,051	(12,817)	(11,766)
TA JPMorgan Asset Allocation - Moderate Initial Class	257,569	(688,198)	(430,629)	216,121	(570,464)	(354,343)

32

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4.  Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Asset Allocation - Moderate Service Class	1,017	(13,026)	(12,009)	6,437	(16,827)	(10,390)
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	386,356	(838,309)	(451,953)	702,584	(960,286)	(257,702)
TA JPMorgan Asset Allocation - Moderate Growth Service Class	2,827	(10,810)	(7,983)	4,272	(9,679)	(5,407)
TA JPMorgan Core Bond Initial Class	117,823	(305,049)	(187,226)	230,747	(287,296)	(56,549)
TA JPMorgan Core Bond Service Class	2,268	(5,453)	(3,185)	892	(1,223)	(331)
TA JPMorgan Enhanced Index Initial Class	55,087	(80,259)	(25,172)	165,513	(231,447)	(65,934)
TA JPMorgan Enhanced Index Service Class	23	(450)	(427)	402	(458)	(56)
TA JPMorgan International Moderate Growth Initial Class	21,772	(54,691)	(32,919)	8,812	(25,744)	(16,932)
TA JPMorgan International Moderate Growth Service Class	71	(52)	19	81	(171)	(90)
TA JPMorgan Mid Cap Value Initial Class	39,364	(60,732)	(21,368)	352	(75,713)	(75,361)
TA JPMorgan Mid Cap Value Service Class	-	(15)	(15)	-	(856)	(856)
TA JPMorgan Tactical Allocation Initial Class	41,073	(123,886)	(82,813)	36,526	(168,365)	(131,839)
TA JPMorgan Tactical Allocation Service Class	684	(2,935)	(2,251)	776	(3,758)	(2,982)
TA Managed Risk - Balanced ETF Service Class	35,202	(35,801)	(599)	43,407	(80,445)	(37,038)
TA Managed Risk - Growth ETF Service Class	64,744	(47,386)	17,358	36,940	(36,439)	501
TA Morgan Stanley Capital Growth Initial Class	630,682	(180,371)	450,311	136,242	(207,273)	(71,031)
TA Morgan Stanley Capital Growth Service Class	5,222	(345)	4,877	6,663	(424)	6,239
TA Multi-Managed Balanced Initial Class	163,911	(432,170)	(268,259)	73,248	(491,195)	(417,947)
TA Multi-Managed Balanced Service Class	2,582	(4,067)	(1,485)	85	(1,776)	(1,691)
TA PIMCO Tactical - Balanced Service Class	68,551	(111,768)	(43,217)	163,075	(116,940)	46,135
TA PIMCO Tactical - Conservative Service Class	757,041	(155,929)	601,112	371,074	(324,847)	46,227
TA PIMCO Tactical - Growth Service Class	9,371	(63,631)	(54,260)	9,386	(87,494)	(78,108)
TA PIMCO Total Return Initial Class	395,087	(557,430)	(162,343)	237,425	(485,535)	(248,110)
TA PIMCO Total Return Service Class	119	(572)	(453)	6	(2,748)	(2,742)
TA QS Investors Active Asset Allocation - Conservative Service Class	1,027	(9,710)	(8,683)	84,666	(91,275)	(6,609)
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	859	(3,159)	(2,300)	10,961	(8,651)	2,310

33

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4.  Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Small/Mid Cap Value Initial Class	72,303	(279,129)	(206,826)	67,903	(352,659)	(284,756)
TA Small/Mid Cap Value Service Class	464	(1,986)	(1,522)	329	(5,382)	(5,053)
TA T. Rowe Price Small Cap Initial Class	68,069	(153,991)	(85,922)	101,279	(180,475)	(79,196)
TA T. Rowe Price Small Cap Service Class	967	(356)	611	29	(2,335)	(2,306)
TA WMC US Growth Initial Class	567,123	(1,280,552)	(713,429)	100,967	(1,564,454)	(1,463,487)
TA WMC US Growth Service Class	4,486	(3,343)	1,143	384	(7,946)	(7,562)

34

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Access VP High Yield	$796,340	$(888,871)	$(92,531)	$728,194	$(892,476)	$(164,282)
Fidelity® VIP Contrafund® Service Class 2	394,419	(2,864,804)	(2,470,385)	342,692	(3,531,547)	(3,188,855)
Fidelity® VIP Equity-Income Service Class 2	201,834	(1,049,660)	(847,826)	83,436	(1,079,038)	(995,602)
Fidelity® VIP Growth Opportunities Service Class 2	73,767	(525,244)	(451,477)	22,168	(468,561)	(446,393)
Fidelity® VIP Index 500 Service Class 2	3,013	(66,416)	(63,403)	64,289	(67,521)	(3,232)
ProFund VP Asia 30	658,092	(635,666)	22,426	379,790	(1,139,882)	(760,092)
ProFund VP Basic Materials	227,281	(627,016)	(399,735)	542,305	(1,442,126)	(899,821)
ProFund VP Bull	4,637,162	(2,101,082)	2,536,080	2,198,912	(6,340,303)	(4,141,391)
ProFund VP Consumer Services	466,817	(671,820)	(205,003)	1,391,024	(1,616,896)	(225,872)
ProFund VP Emerging Markets	2,249,197	(1,729,364)	519,833	2,333,027	(5,097,674)	(2,764,647)
ProFund VP Europe 30	117,511	(259,206)	(141,695)	212,955	(1,039,500)	(826,545)
ProFund VP Falling U.S. Dollar	21,286	(68,357)	(47,071)	185,390	(141,101)	44,289
ProFund VP Financials	172,105	(338,270)	(166,165)	539,525	(1,188,672)	(649,147)
ProFund VP Government Money Market	5,550,346	(10,247,940)	(4,697,594)	14,533,597	(13,829,212)	704,385
ProFund VP International	172,295	(438,856)	(266,561)	591,125	(1,435,299)	(844,174)
ProFund VP Japan	167,619	(167,454)	165	15,481	(63,040)	(47,559)
ProFund VP Mid-Cap	446,129	(682,679)	(236,550)	2,028,266	(2,132,249)	(103,983)
ProFund VP NASDAQ-100	1,892,077	(2,487,921)	(595,844)	4,525,254	(5,855,042)	(1,329,788)
ProFund VP Oil & Gas	206,206	(405,700)	(199,494)	1,023,507	(1,179,847)	(156,340)
ProFund VP Pharmaceuticals	365,921	(824,840)	(458,919)	298,124	(1,169,345)	(871,221)
ProFund VP Precious Metals	931,574	(1,432,608)	(501,034)	519,779	(397,102)	122,677
ProFund VP Short Emerging Markets	345,578	(350,834)	(5,256)	444,602	(454,317)	(9,715)
ProFund VP Short International	239,262	(242,062)	(2,800)	325,632	(329,704)	(4,072)
ProFund VP Short NASDAQ-100	279,577	(300,612)	(21,035)	1,533,857	(1,492,903)	40,954
ProFund VP Short Small-Cap	290,118	(340,093)	(49,975)	460,723	(446,297)	14,426
ProFund VP Small-Cap	180,374	(532,093)	(351,719)	3,674,692	(4,037,832)	(363,140)
ProFund VP Small-Cap Value	584,797	(97,716)	487,081	2,280,654	(3,591,923)	(1,311,269)

35

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Telecommunications	$351,278	$(287,832)	$63,446	$12,022	$(257,916)	$(245,894)
ProFund VP U.S. Government Plus	608,483	(924,525)	(316,042)	605,747	(533,608)	72,139
ProFund VP UltraSmall-Cap	466,629	(848,158)	(381,529)	2,259,400	(962,520)	1,296,880
ProFund VP Utilities	683,426	(760,748)	(77,322)	511,847	(1,002,026)	(490,179)
TA Aegon High Yield Bond Initial Class	1,192,836	(2,025,305)	(832,469)	1,660,953	(3,350,630)	(1,689,677)
TA Aegon High Yield Bond Service Class	-	(11,666)	(11,666)	1,788	(4,371)	(2,583)
TA Aegon U.S. Government Securities Initial Class	1,599,987	(1,610,014)	(10,027)	1,413,220	(1,847,116)	(433,896)
TA Aegon U.S. Government Securities Service Class	-	(6,618)	(6,618)	164	(7,880)	(7,716)
TA Barrow Hanley Dividend Focused Initial Class	1,995,109	(8,573,266)	(6,578,157)	2,058,237	(8,234,811)	(6,176,574)
TA Barrow Hanley Dividend Focused Service Class	5,067	(27,480)	(22,413)	7,811	(146,815)	(139,004)
TA BlackRock Global Real Estate Securities Initial Class	1,138,539	(3,461,865)	(2,323,326)	574,585	(3,884,812)	(3,310,227)
TA BlackRock Global Real Estate Securities Service Class	3,011	(41,513)	(38,502)	19,908	(69,015)	(49,107)
TA BlackRock Government Money Market Initial Class	8,848,738	(16,586,597)	(7,737,859)	17,436,069	(13,311,560)	4,124,509
TA BlackRock Government Money Market Service Class	65,579	(62,633)	2,946	3,120	(2,093)	1,027
TA BlackRock iShares Edge 40 Initial Class	178,460	(507,353)	(328,893)	66,687	(321,688)	(255,001)
TA BlackRock iShares Edge 40 Service Class	-	(4,549)	(4,549)	96	(6,287)	(6,191)
TA BlackRock Tactical Allocation Service Class	376,019	(721,517)	(345,498)	169,964	(745,252)	(575,288)
TA Greystone International Growth Initial Class	1,547,937	(4,613,391)	(3,065,454)	2,578,881	(6,823,759)	(4,244,878)
TA Greystone International Growth Service Class	4,116	(79,060)	(74,944)	27,458	(26,998)	460
TA Janus Balanced Service Class	2,289,024	(534,519)	1,754,505	890,296	(913,435)	(23,139)
TA Janus Mid-Cap Growth Initial Class	3,919,949	(14,187,832)	(10,267,883)	2,951,544	(15,158,032)	(12,206,488)
TA Janus Mid-Cap Growth Service Class	21,874	(42,832)	(20,958)	3,387	(113,944)	(110,557)
TA JPMorgan Asset Allocation - Conservative Initial Class	5,047,583	(8,624,271)	(3,576,688)	3,978,687	(10,069,138)	(6,090,451)
TA JPMorgan Asset Allocation - Conservative Service Class	177,948	(122,276)	55,672	4,897	(120,877)	(115,980)
TA JPMorgan Asset Allocation - Growth Initial Class	3,648,915	(7,924,805)	(4,275,890)	3,287,079	(10,935,349)	(7,648,270)
TA JPMorgan Asset Allocation - Growth Service Class	13,951	(145,314)	(131,363)	27,563	(337,908)	(310,345)
TA JPMorgan Asset Allocation - Moderate Initial Class	4,952,311	(13,572,510)	(8,620,199)	4,134,396	(11,287,069)	(7,152,673)

36

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA JPMorgan Asset Allocation - Moderate Service Class	$22,515	$(286,820)	$(264,305)	$141,582	$(359,678)	$(218,096)
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	7,027,710	(17,446,034)	(10,418,324)	14,291,711	(20,252,189)	(5,960,478)
TA JPMorgan Asset Allocation - Moderate Growth Service Class	66,314	(265,841)	(199,527)	100,123	(228,182)	(128,059)
TA JPMorgan Core Bond Initial Class	3,096,463	(8,646,307)	(5,549,844)	5,776,047	(7,631,127)	(1,855,080)
TA JPMorgan Core Bond Service Class	35,918	(81,952)	(46,034)	12,412	(17,872)	(5,460)
TA JPMorgan Enhanced Index Initial Class	1,537,985	(2,216,317)	(678,332)	4,457,388	(6,011,692)	(1,554,304)
TA JPMorgan Enhanced Index Service Class	748	(14,633)	(13,885)	12,026	(14,184)	(2,158)
TA JPMorgan International Moderate Growth Initial Class	259,015	(641,117)	(382,102)	96,018	(306,124)	(210,106)
TA JPMorgan International Moderate Growth Service Class	796	(617)	179	980	(2,186)	(1,206)
TA JPMorgan Mid Cap Value Initial Class	719,741	(2,280,864)	(1,561,123)	12,438	(2,868,136)	(2,855,698)
TA JPMorgan Mid Cap Value Service Class	-	(566)	(566)	-	(31,378)	(31,378)
TA JPMorgan Tactical Allocation Initial Class	1,014,373	(4,172,935)	(3,158,562)	1,029,929	(5,368,526)	(4,338,597)
TA JPMorgan Tactical Allocation Service Class	10,960	(47,004)	(36,044)	12,225	(58,712)	(46,487)
TA Managed Risk - Balanced ETF Service Class	476,516	(492,101)	(15,585)	586,946	(1,109,142)	(522,196)
TA Managed Risk - Growth ETF Service Class	930,289	(694,836)	235,453	543,979	(525,158)	18,821
TA Morgan Stanley Capital Growth Initial Class	30,271,024	(8,960,971)	21,310,053	6,174,136	(9,353,944)	(3,179,808)
TA Morgan Stanley Capital Growth Service Class	236,111	(17,315)	218,796	295,501	(18,647)	276,854
TA Multi-Managed Balanced Initial Class	4,011,429	(11,764,176)	(7,752,747)	1,820,097	(12,701,830)	(10,881,733)
TA Multi-Managed Balanced Service Class	72,070	(115,833)	(43,763)	2,237	(46,514)	(44,277)
TA PIMCO Tactical - Balanced Service Class	85,418	(134,848)	(49,430)	197,497	(137,524)	59,973
TA PIMCO Tactical - Conservative Service Class	857,621	(187,716)	669,905	419,187	(361,938)	57,249
TA PIMCO Tactical - Growth Service Class	11,515	(88,146)	(76,631)	109,159	(208,001)	(98,842)
TA PIMCO Total Return Initial Class	6,631,254	(9,304,592)	(2,673,338)	3,529,337	(7,756,707)	(4,227,370)
TA PIMCO Total Return Service Class	1,737	(8,683)	(6,946)	91	(39,766)	(39,675)
TA QS Investors Active Asset Allocation - Conservative Service Class	10,997	(119,793)	(108,796)	1,030,028	(1,099,731)	(69,703)

37

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	$11,727	$(41,672)	$(29,945)	$153,357	$(120,781)	$32,576
TA Small/Mid Cap Value Initial Class	2,084,708	(10,324,293)	(8,239,585)	2,148,942	(13,165,189)	(11,016,247)
TA Small/Mid Cap Value Service Class	16,764	(73,746)	(56,982)	12,439	(198,702)	(186,263)
TA T. Rowe Price Small Cap Initial Class	2,513,434	(5,668,654)	(3,155,220)	3,472,687	(6,487,006)	(3,014,319)
TA T. Rowe Price Small Cap Service Class	45,780	(16,031)	29,749	1,368	(108,837)	(107,469)
TA WMC US Growth Initial Class	20,260,598	(44,559,945)	(24,299,347)	2,864,649	(48,904,877)	(46,040,228)
TA WMC US Growth Service Class	171,669	(125,771)	45,898	12,497	(262,512)	(250,015)

38

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Access VP High Yield

12/31/2019	129,072	$19.45	to	$10.88	$2,452,609	4.73%	1.25%	to	2.50%	11.04%	to	9.69%

12/31/2018	134,120	17.52	to	9.92	2,294,285	2.70	1.25	to	2.50	(1.85)	to	(3.05)

12/31/2017	143,868	17.85	to	10.23	2,510,865	3.68	1.25	to	2.50	3.50	to	2.25

12/31/2016	172,784	17.24	to	11.83	2,916,776	3.07	1.25	to	2.50	7.66	to	6.35

12/31/2015	156,213	16.02	to	11.12	2,456,583	4.12	1.25	to	2.50	(1.08)	to	(2.29)

Fidelity® VIP Contrafund® Service Class 2

12/31/2019	770,478	31.79	to	13.63	23,647,400	0.21	1.25	to	2.50	29.65	to	28.07

12/31/2018	856,843	24.52	to	10.65	20,353,701	0.43	1.25	to	2.50	(7.80)	to	(8.93)

12/31/2017	975,304	26.60	to	11.69	25,210,827	0.77	1.25	to	2.50	20.09	to	18.63

12/31/2016	1,054,142	22.15	to	14.66	22,732,324	0.60	1.25	to	2.50	6.40	to	5.11

12/31/2015	1,201,658	20.81	to	13.95	24,392,067	0.76	1.25	to	2.50	(0.82)	to	(2.03)

Fidelity® VIP Equity-Income Service Class 2

12/31/2019	289,721	25.94	to	12.02	7,237,308	1.80	1.25	to	2.50	25.54	to	24.01

12/31/2018	324,736	20.67	to	9.70	6,502,507	1.99	1.25	to	2.50	(9.67)	to	(10.78)

12/31/2017	369,978	22.88	to	10.87	8,214,903	1.50	1.25	to	2.50	11.26	to	9.91

12/31/2016	401,527	20.56	to	17.81	8,031,081	2.07	1.25	to	2.50	16.26	to	14.85

12/31/2015	458,928	17.69	to	15.51	7,915,041	2.80	1.25	to	2.50	(5.42)	to	(6.57)

Fidelity® VIP Growth Opportunities Service Class 2

12/31/2019	134,060	29.35	to	19.50	3,807,868	-	1.25	to	2.50	38.76	to	37.07

12/31/2018	151,056	21.15	to	14.23	3,109,690	0.09	1.25	to	2.50	10.82	to	9.46

12/31/2017	172,501	19.09	to	13.00	3,209,856	0.11	1.25	to	2.50	32.53	to	30.92

12/31/2016	194,205	14.40	to	16.22	2,733,979	0.05	1.25	to	2.50	(1.17)	to	(2.37)

12/31/2015	210,658	14.57	to	16.61	3,007,997	0.00	1.25	to	2.50	4.04	to	2.77

Fidelity® VIP Index 500 Service Class 2

12/31/2019	1,242	30.85	to	29.00	38,314	1.62	1.40	to	1.80	29.21	to	28.70

12/31/2018	3,651	23.88	to	22.53	83,909	1.60	1.40	to	1.80	(6.05)	to	(6.42)

12/31/2017	3,802	25.41	to	24.08	93,353	1.61	1.40	to	1.80	19.74	to	19.27

12/31/2016	3,821	21.23	to	20.19	78,548	0.54	1.40	to	1.80	10.05	to	9.61

12/31/2015	14,949	19.29	to	18.42	275,623	1.80	1.40	to	1.80	(0.31)	to	(0.71)

ProFund VP Asia 30

12/31/2019	132,954	10.34	to	11.41	1,353,350	0.22	1.25	to	2.50	24.75	to	23.22

12/31/2018	132,584	8.29	to	9.26	1,084,323	0.51	1.25	to	2.50	(19.61)	to	(20.59)

12/31/2017	207,993	10.31	to	11.66	2,109,116	-	1.25	to	2.50	31.24	to	29.65

12/31/2016	116,649	7.86	to	9.00	905,298	1.01	1.25	to	2.50	(0.60)	to	(1.81)

12/31/2015	183,758	7.91	to	9.16	1,432,518	0.30	1.25	to	2.50	(10.50)	to	(11.59)

ProFund VP Basic Materials

12/31/2019	130,845	13.06	to	10.65	1,675,113	0.33	1.25	to	2.50	16.27	to	14.85

12/31/2018	164,665	11.23	to	9.28	1,817,583	0.36	1.25	to	2.50	(18.68)	to	(19.68)

12/31/2017	238,029	13.81	to	11.55	3,239,102	0.38	1.25	to	2.50	21.44	to	19.97

12/31/2016	195,346	11.37	to	10.66	2,190,575	0.41	1.25	to	2.50	17.03	to	15.61

12/31/2015	195,994	9.72	to	9.22	1,879,897	0.64	1.25	to	2.50	(14.99)	to	(16.02)

ProFund VP Bull

12/31/2019	406,666	22.81	to	19.26	8,923,383	0.33	1.25	to	2.65	27.29	to	25.55

12/31/2018	289,483	17.92	to	15.34	4,947,056	-	1.25	to	2.65	(7.31)	to	(8.58)

12/31/2017	504,799	19.33	to	16.78	9,444,133	-	1.25	to	2.65	17.87	to	16.27

12/31/2016	471,572	16.40	to	14.43	7,499,368	-	1.25	to	2.65	8.31	to	6.84

12/31/2015	534,506	15.14	to	13.51	7,900,288	-	1.25	to	2.65	(1.69)	to	(2.89)

39

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Consumer Services

12/31/2019	160,964	$28.20	to	$13.43	$4,431,509	-%	1.25%	to	2.50%	23.10%	to	21.60%

12/31/2018	168,623	22.91	to	11.04	3,768,251	-	1.25	to	2.50	(0.63)	to	(1.85)

12/31/2017	179,485	23.05	to	11.25	4,046,679	-	1.25	to	2.50	16.91	to	15.49

12/31/2016	188,756	19.72	to	14.79	3,662,078	-	1.25	to	2.50	2.90	to	1.65

12/31/2015	275,217	19.16	to	14.55	5,204,126	-	1.25	to	2.50	3.40	to	2.14
ProFund VP Emerging Markets

12/31/2019	877,583	8.75	to	8.49	7,535,763	0.47	1.25	to	2.65	22.70	to	21.03

12/31/2018	816,833	7.13	to	7.02	5,732,716	0.27	1.25	to	2.65	(16.32)	to	(17.47)

12/31/2017	1,148,019	8.53	to	8.50	9,637,430	0.06	1.25	to	2.65	31.62	to	29.83

12/31/2016	698,180	6.48	to	6.55	4,475,117	0.15	1.25	to	2.65	9.64	to	8.15

12/31/2015	643,781	5.91	to	6.06	3,758,833	0.98	1.25	to	2.65	(18.38)	to	(19.38)
ProFund VP Europe 30

12/31/2019	77,818	9.26	to	13.09	765,882	2.74	1.25	to	2.65	16.33	to	14.75

12/31/2018	91,651	7.96	to	11.41	787,387	3.08	1.25	to	2.65	(15.20)	to	(16.36)

12/31/2017	183,059	9.39	to	13.64	1,766,777	1.65	1.25	to	2.65	18.24	to	16.63

12/31/2016	216,694	7.94	to	11.70	1,743,388	3.45	1.25	to	2.65	6.48	to	5.03

12/31/2015	228,326	7.46	to	11.14	1,687,322	5.10	1.25	to	2.65	(11.98)	to	(13.05)
ProFund VP Falling U.S. Dollar

12/31/2019	4,565	6.05	to	9.12	27,080	0.05	1.25	to	2.50	(3.55)	to	(4.72)

12/31/2018	12,616	6.27	to	9.57	76,710	-	1.25	to	2.50	(7.47)	to	(8.61)

12/31/2017	6,073	6.78	to	10.47	40,511	-	1.25	to	2.50	7.12	to	5.82

12/31/2016	7,027	6.33	to	6.02	43,828	-	1.25	to	1.80	(7.02)	to	(7.52)

12/31/2015	15,092	6.81	to	6.51	101,565	-	1.25	to	1.80	(11.12)	to	(11.60)
ProFund VP Financials

12/31/2019	305,753	11.80	to	12.64	3,585,937	0.51	1.25	to	2.50	28.66	to	27.09

12/31/2018	324,215	9.17	to	9.95	2,938,039	0.37	1.25	to	2.50	(11.54)	to	(12.63)

12/31/2017	387,223	10.37	to	11.39	3,970,409	0.34	1.25	to	2.50	16.73	to	15.32

12/31/2016	345,078	8.88	to	15.63	3,046,205	0.34	1.25	to	2.50	13.90	to	12.51

12/31/2015	295,681	7.80	to	13.90	2,301,455	0.38	1.25	to	2.50	(2.71)	to	(3.90)
ProFund VP Government Money Market

12/31/2019	417,993	9.16	to	8.26	3,677,097	0.82	1.25	to	2.65	(0.47)	to	(1.83)

12/31/2018	934,343	9.21	to	8.42	8,412,730	0.37	1.25	to	2.65	(0.83)	to	(2.19)

12/31/2017	855,503	9.28	to	8.61	7,788,548	0.02	1.25	to	2.65	(1.21)	to	(2.56)

12/31/2016	586,236	9.40	to	8.83	5,402,213	0.02	1.25	to	2.65	(1.21)	to	(2.56)

12/31/2015	944,040	9.51	to	9.06	8,848,803	0.02	1.25	to	2.65	(1.21)	to	(2.42)
ProFund VP International

12/31/2019	186,580	8.30	to	11.39	1,634,996	0.26	1.25	to	2.65	17.80	to	16.19

12/31/2018	218,720	7.04	to	9.81	1,636,543	-	1.25	to	2.65	(16.80)	to	(17.95)

12/31/2017	322,556	8.47	to	11.95	2,844,219	-	1.25	to	2.65	20.30	to	18.66

12/31/2016	313,247	7.04	to	10.07	2,302,307	-	1.25	to	2.65	(2.15)	to	(3.48)

12/31/2015	274,407	7.19	to	10.43	2,069,286	-	1.25	to	2.65	(4.71)	to	(5.88)
ProFund VP Japan

12/31/2019	47,925	9.81	to	11.55	471,613	0.13	1.25	to	2.50	18.52	to	17.07

12/31/2018	47,559	8.28	to	9.87	398,071	-	1.25	to	2.50	(12.73)	to	(13.80)

12/31/2017	52,680	9.49	to	11.45	506,669	-	1.25	to	2.50	16.99	to	15.57

12/31/2016	66,445	8.11	to	15.10	546,518	-	1.25	to	2.35	(0.82)	to	(1.89)

12/31/2015	95,081	8.18	to	15.39	786,337	-	1.25	to	2.35	4.50	to	3.38
ProFund VP Mid-Cap

12/31/2019	125,779	18.36	to	11.10	2,186,921	0.15	1.25	to	2.50	22.00	to	20.51

12/31/2018	140,896	15.05	to	9.21	2,009,612	-	1.25	to	2.50	(13.94)	to	(15.00)

12/31/2017	150,258	17.48	to	10.84	2,505,202	-	1.25	to	2.50	12.04	to	10.68

12/31/2016	278,017	15.60	to	12.12	4,206,515	-	1.25	to	2.50	16.73	to	15.31

12/31/2015	221,392	13.37	to	10.51	2,862,711	-	1.25	to	2.50	(5.63)	to	(6.78)

40

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP NASDAQ-100

12/31/2019	271,981	$43.26	to	$28.08	$11,101,979	-%	1.25%	to	2.65%	35.01%	to	33.17%

12/31/2018	290,590	32.04	to	21.08	8,782,067	-	1.25	to	2.65	(3.09)	to	(4.42)

12/31/2017	330,008	33.06	to	22.06	10,391,899	-	1.25	to	2.65	28.77	to	27.02

12/31/2016	289,244	25.67	to	17.36	7,132,174	-	1.25	to	2.65	3.96	to	2.55

12/31/2015	316,065	24.70	to	16.93	7,606,553	-	1.25	to	2.65	6.13	to	4.83
ProFund VP Oil & Gas

12/31/2019	236,439	7.48	to	7.12	1,736,836	1.37	1.25	to	2.50	7.18	to	5.87

12/31/2018	264,692	6.98	to	6.72	1,815,455	1.79	1.25	to	2.50	(21.21)	to	(22.18)

12/31/2017	285,007	8.86	to	8.64	2,489,839	1.10	1.25	to	2.50	(4.37)	to	(5.53)

12/31/2016	480,494	9.27	to	9.15	4,367,718	1.45	1.25	to	2.50	22.66	to	21.16

12/31/2015	378,298	7.56	to	8.64	2,816,391	0.71	1.25	to	2.50	(24.32)	to	(25.24)
ProFund VP Pharmaceuticals

12/31/2019	114,413	19.73	to	11.21	2,194,284	0.80	1.25	to	2.50	12.63	to	11.26

12/31/2018	140,306	17.52	to	10.08	2,394,273	1.18	1.25	to	2.50	(7.36)	to	(8.50)

12/31/2017	188,111	18.91	to	11.01	3,471,074	0.89	1.25	to	2.50	9.00	to	7.67

12/31/2016	261,957	17.35	to	15.11	4,445,006	0.86	1.25	to	2.50	(4.92)	to	(6.08)

12/31/2015	348,505	18.25	to	16.08	6,237,135	0.51	1.25	to	2.50	3.15	to	1.90
ProFund VP Precious Metals

12/31/2019	470,215	5.74	to	5.20	2,637,624	0.04	1.25	to	2.50	44.18	to	42.42

12/31/2018	576,024	3.98	to	3.65	2,251,841	-	1.25	to	2.50	(14.54)	to	(15.59)

12/31/2017	534,581	4.66	to	4.33	2,449,216	-	1.25	to	2.50	3.98	to	2.72

12/31/2016	528,623	4.48	to	4.21	2,336,663	-	1.25	to	2.50	53.90	to	52.03

12/31/2015	466,513	2.91	to	2.77	1,341,438	-	1.25	to	2.50	(33.68)	to	(34.49)
ProFund VP Short Emerging Markets

12/31/2019	44,107	2.20	to	3.63	99,316	0.55	1.25	to	2.50	(21.97)	to	(22.92)

12/31/2018	48,382	2.81	to	4.71	137,950	-	1.25	to	2.50	11.19	to	9.83

12/31/2017	51,824	2.53	to	4.29	134,202	-	1.25	to	2.50	(28.73)	to	(29.60)

12/31/2016	44,310	3.55	to	6.09	162,068	-	1.25	to	2.50	(17.27)	to	(18.28)

12/31/2015	210,999	4.29	to	7.46	902,102	-	1.25	to	2.50	10.14	to	8.80
ProFund VP Short International

12/31/2019	6,268	3.15	to	4.87	19,465	0.60	1.25	to	2.50	(18.44)	to	(19.43)

12/31/2018	7,176	3.86	to	6.05	27,361	-	1.25	to	2.50	14.04	to	12.64

12/31/2017	7,822	3.39	to	5.37	26,189	-	1.25	to	2.50	(21.61)	to	(22.57)

12/31/2016	10,126	4.32	to	6.93	43,239	-	1.25	to	2.50	(7.06)	to	(8.19)

12/31/2015	14,407	4.65	to	7.55	66,424	-	1.25	to	2.50	(4.97)	to	(6.13)
ProFund VP Short NASDAQ-100

12/31/2019	180,892	0.98	to	1.09	172,605	0.14	1.25	to	2.50	(28.94)	to	(29.81)

12/31/2018	198,347	1.38	to	1.56	266,845	-	1.25	to	2.50	(4.09)	to	(5.27)

12/31/2017	189,791	1.44	to	1.64	266,807	-	1.25	to	2.50	(26.17)	to	(27.07)

12/31/2016	179,841	1.95	to	2.25	343,987	-	1.25	to	2.50	(11.17)	to	(12.25)

12/31/2015	121,191	2.20	to	2.57	263,406	-	1.25	to	2.50	(14.12)	to	(15.17)
ProFund VP Short Small-Cap

12/31/2019	540,411	1.25	to	1.66	662,556	0.12	1.25	to	2.50	(21.76)	to	(22.72)

12/31/2018	576,129	1.60	to	2.15	902,457	-	1.25	to	2.50	9.02	to	7.69

12/31/2017	561,940	1.47	to	1.99	809,054	-	1.25	to	2.50	(15.26)	to	(16.29)

12/31/2016	296,285	1.73	to	2.38	503,694	-	1.25	to	2.50	(22.56)	to	(23.50)

12/31/2015	84,555	2.23	to	3.11	184,753	-	1.25	to	2.50	(2.05)	to	(3.24)
ProFund VP Small-Cap

12/31/2019	90,536	19.62	to	10.97	1,657,791	-	1.25	to	2.50	22.08	to	20.59

12/31/2018	112,307	16.07	to	9.10	1,686,373	-	1.25	to	2.50	(13.97)	to	(15.03)

12/31/2017	141,038	18.69	to	10.71	2,510,409	-	1.25	to	2.50	11.04	to	9.69

12/31/2016	191,995	16.83	to	14.71	3,093,475	-	1.25	to	2.50	18.21	to	16.77

12/31/2015	195,017	14.23	to	12.60	2,660,072	-	1.25	to	2.50	(7.37)	to	(8.50)

41

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Small-Cap Value

12/31/2019	74,749	$17.79	to	$10.39	$1,296,075	-%	1.25%	to	2.50%	21.05%	to	19.57%

12/31/2018	45,806	14.70	to	8.69	654,407	-	1.25	to	2.50	(15.28)	to	(16.32)

12/31/2017	129,878	17.35	to	10.38	2,209,769	0.01	1.25	to	2.50	8.36	to	7.04

12/31/2016	237,352	16.01	to	14.85	3,734,499	-	1.25	to	2.50	27.19	to	25.64

12/31/2015	69,338	12.59	to	11.82	864,453	-	1.25	to	2.50	(9.41)	to	(10.52)
ProFund VP Telecommunications

12/31/2019	75,578	10.55	to	9.19	788,893	3.37	1.25	to	2.50	13.35	to	11.97

12/31/2018	69,099	9.31	to	8.21	635,447	5.44	1.25	to	2.50	(16.16)	to	(17.19)

12/31/2017	92,226	11.10	to	9.91	1,014,543	3.78	1.25	to	2.50	(3.33)	to	(4.50)

12/31/2016	249,496	11.48	to	13.58	2,831,821	1.74	1.25	to	2.50	20.16	to	18.70

12/31/2015	147,651	9.56	to	11.44	1,405,804	1.42	1.25	to	2.50	0.27	to	(0.95)
ProFund VP U.S. Government Plus

12/31/2019	51,902	19.08	to	9.98	928,007	0.85	1.25	to	2.50	16.76	to	15.34

12/31/2018	70,297	16.34	to	8.65	1,117,866	0.95	1.25	to	2.50	(6.60)	to	(7.74)

12/31/2017	65,871	17.49	to	9.38	1,122,450	0.44	1.25	to	2.50	8.14	to	6.82

12/31/2016	135,505	16.18	to	8.78	2,157,286	-	1.25	to	2.50	(1.54)	to	(2.73)

12/31/2015	84,079	16.43	to	9.03	1,355,237	-	1.25	to	2.50	(6.81)	to	(7.94)
ProFund VP UltraSmall-Cap

12/31/2019	222,784	18.20	to	11.93	3,959,951	-	1.25	to	2.50	45.51	to	43.74

12/31/2018	246,859	12.50	to	8.30	3,024,891	-	1.25	to	2.50	(27.86)	to	(28.75)

12/31/2017	181,027	17.33	to	11.65	3,106,142	-	1.25	to	2.50	23.66	to	22.15

12/31/2016	204,385	14.02	to	11.16	2,822,347	-	1.25	to	2.50	37.87	to	36.20

12/31/2015	230,925	10.17	to	8.20	2,329,080	-	1.25	to	2.50	(14.05)	to	(15.10)
ProFund VP Utilities

12/31/2019	176,089	19.04	to	13.22	3,283,795	1.54	1.25	to	2.50	21.36	to	19.88

12/31/2018	180,879	15.69	to	11.03	2,785,067	2.20	1.25	to	2.50	1.61	to	0.36

12/31/2017	214,138	15.44	to	10.99	3,251,613	1.96	1.25	to	2.50	9.28	to	7.95

12/31/2016	338,022	14.13	to	14.50	4,706,843	1.76	1.25	to	2.50	13.66	to	12.28

12/31/2015	209,957	12.43	to	12.91	2,588,380	2.22	1.25	to	2.50	(7.56)	to	(8.69)
TA Aegon High Yield Bond Initial Class

12/31/2019	318,230	25.15	to	13.90	7,623,087	6.14	1.25	to	2.50	12.80	to	11.43

12/31/2018	352,156	22.29	to	12.47	7,542,109	6.14	1.25	to	2.50	(3.56)	to	(4.75)

12/31/2017	425,209	23.12	to	13.09	9,531,143	6.13	1.25	to	2.50	6.12	to	4.83

12/31/2016	514,749	21.78	to	12.49	10,919,456	6.14	1.25	to	2.50	13.92	to	12.54

12/31/2015	545,477	19.12	to	11.10	10,164,490	5.66	1.25	to	2.50	(5.40)	to	(6.56)
TA Aegon High Yield Bond Service Class

12/31/2019	8,132	24.16	to	22.07	193,564	5.96	1.25	to	1.80	12.57	to	11.96

12/31/2018	8,653	21.47	to	19.71	183,109	5.96	1.25	to	1.80	(3.92)	to	(4.44)

12/31/2017	8,771	22.34	to	20.63	193,348	5.70	1.25	to	1.80	5.89	to	5.32

12/31/2016	9,266	21.10	to	19.59	192,251	5.49	1.25	to	1.80	13.59	to	12.97

12/31/2015	10,353	18.57	to	17.34	190,165	5.56	1.25	to	1.80	(5.48)	to	(5.99)
TA Aegon U.S. Government Securities Initial Class

12/31/2019	478,822	15.06	to	9.70	6,824,252	2.00	1.25	to	2.50	5.29	to	4.00

12/31/2018	474,842	14.31	to	9.33	6,513,856	3.01	1.25	to	2.50	(0.99)	to	(2.20)

12/31/2017	503,093	14.45	to	9.54	7,034,021	3.60	1.25	to	2.50	1.39	to	0.16

12/31/2016	605,013	14.25	to	9.52	8,363,249	0.64	1.25	to	2.50	(0.93)	to	(2.14)

12/31/2015	650,846	14.39	to	9.73	9,082,155	2.07	1.25	to	2.50	(1.14)	to	(2.34)
TA Aegon U.S. Government Securities Service Class

12/31/2019	8,097	13.61	to	12.43	109,133	1.77	1.25	to	1.80	5.04	to	4.47

12/31/2018	8,628	12.96	to	11.90	110,277	2.51	1.25	to	1.80	(1.23)	to	(1.76)

12/31/2017	9,238	13.12	to	12.12	119,665	3.09	1.25	to	1.80	1.10	to	0.55

12/31/2016	8,791	12.98	to	12.05	113,305	0.47	1.25	to	1.80	(1.09)	to	(1.63)

12/31/2015	10,918	13.12	to	12.25	142,248	1.76	1.25	to	1.80	(1.41)	to	(1.94)

42

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Barrow Hanley Dividend Focused Initial Class

12/31/2019	1,509,939	$45.20	to	$16.99	$61,580,013	2.46%	1.25%	to	2.65%	22.38%	to	20.71%

12/31/2018	1,680,939	36.94	to	14.07	56,235,350	2.14	1.25	to	2.65	(12.60)	to	(13.80)

12/31/2017	1,835,531	42.26	to	16.33	70,745,509	2.36	1.25	to	2.65	14.99	to	13.43

12/31/2016	2,002,057	36.75	to	14.39	67,284,511	2.17	1.25	to	2.65	13.50	to	11.96

12/31/2015	2,288,668	32.38	to	12.86	67,896,107	1.82	1.25	to	2.65	(4.78)	to	(6.08)
TA Barrow Hanley Dividend Focused Service Class

12/31/2019	25,177	33.13	to	30.25	817,718	2.23	1.25	to	1.80	22.05	to	21.39

12/31/2018	25,915	27.14	to	24.92	690,073	1.93	1.25	to	1.80	(12.78)	to	(13.26)

12/31/2017	30,654	31.12	to	28.73	937,602	2.18	1.25	to	1.80	14.70	to	14.08

12/31/2016	31,898	27.13	to	25.19	855,507	1.82	1.25	to	1.80	13.18	to	12.57

12/31/2015	38,087	23.97	to	22.37	901,145	1.60	1.25	to	1.80	(5.02)	to	(5.53)
TA BlackRock Global Real Estate Securities Initial Class

12/31/2019	615,895	39.29	to	13.15	23,134,330	0.91	1.25	to	2.65	23.65	to	21.96

12/31/2018	680,334	31.78	to	10.78	20,748,332	8.48	1.25	to	2.65	(11.21)	to	(12.42)

12/31/2017	774,234	35.79	to	12.31	26,858,475	3.64	1.25	to	2.65	9.95	to	8.45

12/31/2016	889,883	32.55	to	11.35	28,283,157	1.77	1.25	to	2.65	(0.61)	to	(1.96)

12/31/2015	989,058	32.75	to	11.58	31,992,993	4.23	1.25	to	2.65	(1.83)	to	(3.03)
TA BlackRock Global Real Estate Securities Service Class

12/31/2019	15,487	31.26	to	28.55	472,348	0.60	1.25	to	1.80	23.34	to	22.68

12/31/2018	16,849	25.34	to	23.27	417,545	7.80	1.25	to	1.80	(11.44)	to	(11.92)

12/31/2017	18,711	28.62	to	26.42	523,924	3.20	1.25	to	1.80	9.65	to	9.06

12/31/2016	19,305	26.10	to	24.23	493,658	1.44	1.25	to	1.80	(0.82)	to	(1.35)

12/31/2015	21,552	26.31	to	24.56	556,162	4.03	1.25	to	1.80	(2.10)	to	(2.62)
TA BlackRock Government Money Market Initial Class

12/31/2019	1,932,882	15.93	to	12.05	25,524,243	1.96	1.25	to	2.65	0.71	to	(0.66)

12/31/2018	2,534,468	15.81	to	12.13	33,106,532	1.80	1.25	to	2.65	0.54	to	(0.84)

12/31/2017	2,235,109	15.73	to	12.23	28,870,273	0.01	1.25	to	2.65	(1.23)	to	(2.57)

12/31/2016	2,757,450	15.92	to	12.56	35,868,268	0.01	1.25	to	2.65	(1.23)	to	(2.57)

12/31/2015	3,005,592	16.12	to	12.89	39,711,303	0.01	1.25	to	2.65	(1.23)	to	(2.58)
TA BlackRock Government Money Market Service Class

12/31/2019	39,530	9.67	to	8.83	367,324	1.71	1.25	to	1.80	0.46	to	(0.08)

12/31/2018	39,075	9.63	to	8.84	363,495	0.84	1.25	to	1.80	(0.41)	to	(0.95)

12/31/2017	38,974	9.67	to	8.93	364,763	0.01	1.25	to	1.80	(1.23)	to	(1.76)

12/31/2016	40,865	9.79	to	9.09	388,343	0.01	1.25	to	1.80	(1.23)	to	(1.76)

12/31/2015	40,917	9.91	to	9.25	394,765	0.01	1.25	to	1.80	(1.23)	to	(1.76)
TA BlackRock iShares Edge 40 Initial Class

12/31/2019	130,278	19.64	to	11.26	2,431,217	2.22	1.25	to	2.50	13.88	to	12.50

12/31/2018	147,907	17.24	to	10.01	2,439,913	1.91	1.25	to	2.50	(5.33)	to	(6.49)

12/31/2017	161,950	18.21	to	10.70	2,843,283	1.76	1.25	to	2.50	8.39	to	7.07

12/31/2016	187,662	16.80	to	10.55	3,043,341	1.48	1.25	to	2.50	0.97	to	(0.26)

12/31/2015	233,654	16.64	to	10.58	3,761,026	1.22	1.25	to	2.50	(1.31)	to	(2.51)
TA BlackRock iShares Edge 40 Service Class

12/31/2019	2,064	19.41	to	17.73	39,603	1.97	1.25	to	1.80	13.68	to	13.07

12/31/2018	2,316	17.08	to	15.68	39,065	1.62	1.25	to	1.80	(5.61)	to	(6.13)

12/31/2017	2,672	18.09	to	16.70	47,754	1.48	1.25	to	1.80	8.17	to	7.59

12/31/2016	3,087	16.72	to	15.53	51,002	1.09	1.25	to	1.80	0.73	to	0.19

12/31/2015	5,312	16.60	to	15.50	87,997	0.96	1.25	to	1.80	(1.65)	to	(2.18)
TA BlackRock Tactical Allocation Service Class

12/31/2019	352,235	12.76	to	11.57	4,451,472	2.24	1.25	to	2.50	15.61	to	14.20

12/31/2018	380,578	11.03	to	10.13	4,169,855	0.98	1.25	to	2.50	(5.60)	to	(6.76)

12/31/2017	430,811	11.69	to	10.87	5,008,073	1.45	1.25	to	2.50	10.31	to	8.97

12/31/2016	499,515	10.60	to	10.25	5,272,511	2.30	1.25	to	2.50	3.62	to	2.36

12/31/2015	508,062	10.23	to	10.02	5,183,059	1.67	1.25	to	2.50	(1.36)	to	(2.56)

43

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Greystone International Growth Initial Class

12/31/2019	1,932,480	$19.82	to	$12.49	$34,984,252	1.64%	1.25%	to	2.65%	26.11%	to	24.39%

12/31/2018	2,118,864	15.72	to	10.04	30,490,491	1.19	1.25	to	2.65	(18.73)	to	(19.84)

12/31/2017	2,365,874	19.34	to	12.53	41,972,396	1.34	1.25	to	2.65	25.68	to	23.97

12/31/2016	2,397,198	15.39	to	10.11	34,115,617	1.49	1.25	to	2.65	(1.15)	to	(2.50)

12/31/2015	2,643,779	15.57	to	10.37	38,180,904	1.55	1.25	to	2.65	(1.16)	to	(2.51)
TA Greystone International Growth Service Class

12/31/2019	10,627	26.93	to	24.60	277,972	1.28	1.25	to	1.80	25.83	to	25.15

12/31/2018	13,752	21.40	to	19.65	286,749	0.98	1.25	to	1.80	(18.97)	to	(19.41)

12/31/2017	13,817	26.41	to	24.39	356,351	1.20	1.25	to	1.80	25.42	to	24.75

12/31/2016	17,719	21.06	to	19.55	363,728	1.35	1.25	to	1.80	(1.36)	to	(1.89)

12/31/2015	17,987	21.35	to	19.93	376,671	1.55	1.25	to	1.80	(1.47)	to	(2.01)
TA Janus Balanced Service Class

12/31/2019	3,878,813	1.71	to	1.59	6,610,131	1.35	1.25	to	2.50	20.27	to	18.80

12/31/2018	2,787,014	1.42	to	1.34	3,939,432	1.48	1.25	to	2.50	(1.31)	to	(2.52)

12/31/2017	2,811,860	1.44	to	1.37	4,014,346	1.37	1.25	to	2.50	15.30	to	13.89

12/31/2016	2,468,867	1.25	to	1.20	3,068,250	1.03	1.25	to	2.50	2.84	to	1.59

12/31/2015	2,420,829	1.22	to	1.19	2,928,473	0.79	1.25	to	2.50	(1.11)	to	(1.50)
TA Janus Mid-Cap Growth Initial Class

12/31/2019	1,460,824	102.68	to	18.63	115,385,380	0.07	1.25	to	2.65	35.02	to	33.18

12/31/2018	1,589,006	76.04	to	13.99	93,909,969	0.06	1.25	to	2.65	(2.44)	to	(3.78)

12/31/2017	1,788,534	77.95	to	14.54	107,804,582	0.10	1.25	to	2.65	27.42	to	25.69

12/31/2016	2,102,514	61.17	to	11.56	97,100,650	-	1.25	to	2.65	(3.25)	to	(4.57)

12/31/2015	2,363,832	63.23	to	12.12	112,766,072	-	1.25	to	2.65	(6.20)	to	(7.48)
TA Janus Mid-Cap Growth Service Class

12/31/2019	17,924	38.61	to	35.27	677,798	-	1.25	to	1.80	34.65	to	33.92

12/31/2018	18,608	28.68	to	26.33	523,331	-	1.25	to	1.80	(2.68)	to	(3.21)

12/31/2017	22,138	29.47	to	27.21	640,456	-	1.25	to	1.80	27.15	to	26.47

12/31/2016	23,590	23.17	to	21.51	537,762	-	1.25	to	1.80	(3.51)	to	(4.03)

12/31/2015	27,298	24.02	to	22.42	645,880	-	1.25	to	1.80	(6.43)	to	(6.94)
TA JPMorgan Asset Allocation - Conservative Initial Class

12/31/2019	2,260,800	20.21	to	12.42	43,042,877	2.62	1.25	to	2.50	12.50	to	11.12

12/31/2018	2,456,523	17.97	to	11.17	41,678,665	1.77	1.25	to	2.50	(5.17)	to	(6.33)

12/31/2017	2,775,821	18.95	to	11.93	50,223,296	2.10	1.25	to	2.50	11.42	to	10.07

12/31/2016	3,037,681	17.00	to	10.84	49,764,078	1.98	1.25	to	2.50	3.33	to	2.08

12/31/2015	3,469,275	16.46	to	10.62	55,158,737	2.11	1.25	to	2.50	(3.17)	to	(4.35)
TA JPMorgan Asset Allocation - Conservative Service Class

12/31/2019	47,595	20.59	to	18.80	952,671	2.24	1.25	to	1.80	12.15	to	11.54

12/31/2018	44,949	18.36	to	16.86	806,285	1.54	1.25	to	1.80	(5.47)	to	(5.98)

12/31/2017	51,072	19.42	to	17.93	971,877	1.91	1.25	to	1.80	11.18	to	10.58

12/31/2016	47,379	17.47	to	16.21	812,205	1.73	1.25	to	1.80	3.02	to	2.46

12/31/2015	64,446	16.95	to	15.82	1,070,632	1.91	1.25	to	1.80	(3.35)	to	(3.87)
TA JPMorgan Asset Allocation - Growth Initial Class

12/31/2019	3,220,218	25.06	to	22.84	77,881,169	1.73	1.25	to	2.65	24.50	to	22.80

12/31/2018	3,419,417	20.13	to	18.60	66,492,509	1.86	1.25	to	2.65	(11.51)	to	(12.72)

12/31/2017	3,764,299	22.75	to	21.31	82,900,292	1.43	1.25	to	2.65	23.10	to	21.43

12/31/2016	4,180,515	18.48	to	17.55	75,086,961	2.18	1.25	to	2.65	4.77	to	3.35

12/31/2015	4,684,076	17.64	to	16.98	80,463,064	1.55	1.25	to	2.65	(3.14)	to	(4.46)
TA JPMorgan Asset Allocation - Growth Service Class

12/31/2019	87,294	28.79	to	26.30	2,472,000	1.47	1.25	to	1.80	24.31	to	23.64

12/31/2018	92,481	23.16	to	21.27	2,108,669	1.59	1.25	to	1.80	(11.81)	to	(12.29)

12/31/2017	104,247	26.27	to	24.25	2,699,330	1.21	1.25	to	1.80	22.84	to	22.18

12/31/2016	111,907	21.38	to	19.85	2,361,906	1.89	1.25	to	1.80	4.52	to	3.95

12/31/2015	126,039	20.46	to	19.09	2,548,916	1.38	1.25	to	1.80	(3.33)	to	(3.85)

44

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan Asset Allocation - Moderate Initial Class

12/31/2019	4,279,917	$22.39	to	$12.79	$91,445,896	2.17%	1.25%	to	2.50%	14.98%	to	13.58%

12/31/2018	4,710,546	19.47	to	11.26	87,770,549	1.75	1.25	to	2.50	(6.30)	to	(7.45)

12/31/2017	5,064,889	20.79	to	12.17	101,084,222	1.86	1.25	to	2.50	15.03	to	13.64

12/31/2016	5,573,642	18.07	to	10.71	97,300,865	2.19	1.25	to	2.50	4.26	to	3.00

12/31/2015	6,490,919	17.33	to	10.40	109,041,306	1.89	1.25	to	2.50	(3.43)	to	(4.61)
TA JPMorgan Asset Allocation - Moderate Service Class

12/31/2019	87,976	23.62	to	21.58	2,041,452	1.94	1.25	to	1.80	14.74	to	14.12

12/31/2018	99,985	20.59	to	18.91	2,019,594	1.53	1.25	to	1.80	(6.52)	to	(7.03)

12/31/2017	110,375	22.03	to	20.34	2,391,296	1.65	1.25	to	1.80	14.69	to	14.07

12/31/2016	114,280	19.20	to	17.83	2,160,473	1.89	1.25	to	1.80	3.96	to	3.40

12/31/2015	141,600	18.47	to	17.24	2,580,279	1.82	1.25	to	1.80	(3.68)	to	(4.20)
TA JPMorgan Asset Allocation - Moderate Growth Initial Class

12/31/2019	5,916,260	23.90	to	12.33	134,913,208	2.19	1.25	to	2.50	18.53	to	17.08

12/31/2018	6,368,213	20.16	to	10.53	123,566,431	1.93	1.25	to	2.50	(8.22)	to	(9.35)

12/31/2017	6,625,915	21.97	to	11.62	141,013,924	1.71	1.25	to	2.50	18.30	to	16.86

12/31/2016	7,499,355	18.57	to	12.45	135,374,742	2.02	1.25	to	2.50	5.23	to	3.95

12/31/2015	8,608,286	17.65	to	11.98	147,997,224	2.15	1.25	to	2.50	(3.44)	to	(4.62)
TA JPMorgan Asset Allocation - Moderate Growth Service Class

12/31/2019	137,204	26.21	to	23.94	3,533,941	1.95	1.25	to	1.80	18.31	to	17.67

12/31/2018	145,187	22.16	to	20.35	3,165,751	1.65	1.25	to	1.80	(8.47)	to	(8.97)

12/31/2017	150,594	24.21	to	22.35	3,592,533	1.51	1.25	to	1.80	18.02	to	17.39

12/31/2016	174,428	20.51	to	19.04	3,532,397	1.74	1.25	to	1.80	4.94	to	4.38

12/31/2015	215,395	19.54	to	18.24	4,159,994	1.95	1.25	to	1.80	(3.72)	to	(4.24)
TA JPMorgan Core Bond Initial Class

12/31/2019	1,113,966	43.61	to	10.77	32,767,266	2.52	1.25	to	2.65	7.19	to	5.72

12/31/2018	1,301,192	40.68	to	10.18	35,931,674	3.19	1.25	to	2.65	(1.16)	to	(2.52)

12/31/2017	1,357,741	41.16	to	10.45	38,276,644	2.97	1.25	to	2.65	2.39	to	0.99

12/31/2016	1,414,510	40.20	to	10.34	39,394,427	2.14	1.25	to	2.65	1.13	to	(0.24)

12/31/2015	1,445,997	39.75	to	10.37	40,527,063	1.96	1.25	to	2.65	(0.63)	to	(1.84)
TA JPMorgan Core Bond Service Class

12/31/2019	23,349	16.01	to	14.62	360,413	2.18	1.25	to	1.80	6.92	to	6.34

12/31/2018	26,534	14.98	to	13.75	381,221	2.89	1.25	to	1.80	(1.33)	to	(1.87)

12/31/2017	26,865	15.18	to	14.01	393,003	2.54	1.25	to	1.80	2.15	to	1.60

12/31/2016	29,693	14.86	to	13.79	428,217	1.77	1.25	to	1.80	0.80	to	0.26

12/31/2015	30,296	14.74	to	13.76	434,627	1.68	1.25	to	1.80	(0.90)	to	(1.44)
TA JPMorgan Enhanced Index Initial Class

12/31/2019	801,581	32.21	to	13.70	24,621,533	1.19	1.25	to	2.50	29.42	to	27.84

12/31/2018	826,753	24.89	to	10.72	19,684,447	1.08	1.25	to	2.50	(7.18)	to	(8.32)

12/31/2017	892,687	26.81	to	11.69	22,968,725	0.59	1.25	to	2.50	19.66	to	18.21

12/31/2016	816,184	22.40	to	16.45	17,602,725	0.42	1.25	to	2.50	9.98	to	8.64

12/31/2015	969,934	20.37	to	15.14	19,127,259	0.88	1.25	to	2.50	(1.31)	to	(2.51)
TA JPMorgan Enhanced Index Service Class

12/31/2019	3,092	36.50	to	33.34	111,306	0.94	1.25	to	1.80	29.08	to	28.38

12/31/2018	3,519	28.28	to	25.97	98,279	0.84	1.25	to	1.80	(7.41)	to	(7.91)

12/31/2017	3,575	30.54	to	28.20	108,755	0.38	1.25	to	1.80	19.33	to	18.69

12/31/2016	5,298	25.59	to	23.76	134,748	0.17	1.25	to	1.80	9.75	to	9.16

12/31/2015	7,554	23.32	to	21.76	171,937	0.81	1.25	to	1.80	(1.58)	to	(2.12)
TA JPMorgan International Moderate Growth Initial Class

12/31/2019	218,632	12.96	to	11.76	2,776,736	2.29	1.25	to	2.50	16.32	to	14.90

12/31/2018	251,551	11.14	to	10.23	2,749,763	2.35	1.25	to	2.50	(12.68)	to	(13.75)

12/31/2017	268,483	12.76	to	11.87	3,367,764	1.81	1.25	to	2.50	20.28	to	18.82

12/31/2016	294,251	10.61	to	10.13	3,071,889	2.08	1.25	to	2.50	(0.03)	to	(1.24)

12/31/2015	357,260	10.61	to	10.26	3,738,784	1.76	1.25	to	2.50	(2.86)	to	(4.04)

45

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan International Moderate Growth Service Class

12/31/2019	1,606	$12.53	to	$11.63	$19,876	2.08%	1.25%	to	1.80%	16.16%	to	15.53%

12/31/2018	1,587	10.79	to	10.07	16,921	2.19	1.25	to	1.80	(13.00)	to	(13.48)

12/31/2017	1,677	12.40	to	11.64	20,572	1.62	1.25	to	1.80	19.97	to	19.33

12/31/2016	2,341	10.33	to	9.75	23,682	1.88	1.25	to	1.80	(0.17)	to	(0.71)

12/31/2015	3,671	10.35	to	9.82	36,813	1.85	1.25	to	1.80	(3.10)	to	(3.62)
TA JPMorgan Mid Cap Value Initial Class

12/31/2019	307,965	42.67	to	11.42	11,944,504	1.37	1.25	to	2.50	24.65	to	23.13

12/31/2018	329,333	34.23	to	9.28	10,944,615	0.83	1.25	to	2.50	(12.90)	to	(13.97)

12/31/2017	404,694	39.30	to	10.78	15,497,187	0.78	1.25	to	2.50	12.08	to	10.72

12/31/2016	442,975	35.07	to	31.17	15,150,810	2.09	1.25	to	2.50	13.18	to	11.81

12/31/2015	490,634	30.99	to	27.88	14,839,661	0.84	1.25	to	2.50	(3.94)	to	(5.11)
TA JPMorgan Mid Cap Value Service Class

12/31/2019	2,004	40.91	to	37.37	81,393	1.17	1.25	to	1.80	24.44	to	23.77

12/31/2018	2,019	32.88	to	30.19	65,927	0.61	1.25	to	1.80	(13.19)	to	(13.66)

12/31/2017	2,875	37.87	to	34.97	108,158	0.56	1.25	to	1.80	11.79	to	11.19

12/31/2016	5,447	33.88	to	31.45	183,899	1.90	1.25	to	1.80	12.87	to	12.26

12/31/2015	5,569	30.01	to	28.01	166,628	0.68	1.25	to	1.80	(4.14)	to	(4.66)
TA JPMorgan Tactical Allocation Initial Class

12/31/2019	847,076	41.10	to	11.55	30,567,060	2.42	1.25	to	2.65	10.79	to	9.28

12/31/2018	929,889	37.10	to	10.57	30,598,668	2.22	1.25	to	2.65	(4.14)	to	(5.46)

12/31/2017	1,061,728	38.70	to	11.17	36,397,504	1.88	1.25	to	2.65	7.41	to	5.95

12/31/2016	1,179,049	36.03	to	10.55	37,737,402	1.37	1.25	to	2.65	3.17	to	1.77

12/31/2015	1,332,653	34.92	to	10.36	41,651,399	1.26	1.25	to	2.65	(1.34)	to	(2.69)
TA JPMorgan Tactical Allocation Service Class

12/31/2019	23,373	17.08	to	15.59	393,894	2.08	1.25	to	1.80	10.53	to	9.93

12/31/2018	25,624	15.45	to	14.19	390,873	1.90	1.25	to	1.80	(4.39)	to	(4.91)

12/31/2017	28,606	16.16	to	14.92	456,875	1.57	1.25	to	1.80	7.17	to	6.59

12/31/2016	31,484	15.08	to	14.00	469,672	1.12	1.25	to	1.80	2.91	to	2.35

12/31/2015	33,093	14.65	to	13.67	480,000	0.92	1.25	to	1.80	(1.63)	to	(2.16)
TA Managed Risk - Balanced ETF Service Class

12/31/2019	394,604	15.07	to	11.57	5,800,071	1.99	1.25	to	2.50	14.22	to	12.83

12/31/2018	395,203	13.20	to	10.25	5,089,391	1.77	1.25	to	2.50	(5.73)	to	(6.89)

12/31/2017	432,241	14.00	to	11.01	5,932,144	1.75	1.25	to	2.50	12.04	to	10.68

12/31/2016	427,520	12.49	to	11.71	5,238,736	1.66	1.25	to	2.50	2.48	to	1.23

12/31/2015	427,618	12.19	to	11.57	5,122,140	1.53	1.25	to	2.50	(2.98)	to	(4.17)
TA Managed Risk - Growth ETF Service Class

12/31/2019	414,709	15.86	to	12.08	6,421,406	1.74	1.25	to	2.50	17.94	to	16.50

12/31/2018	397,351	13.45	to	10.37	5,240,391	1.55	1.25	to	2.50	(8.31)	to	(9.44)

12/31/2017	396,850	14.67	to	11.45	5,715,740	1.58	1.25	to	2.50	17.01	to	15.59

12/31/2016	379,400	12.53	to	11.96	4,678,318	1.60	1.25	to	1.80	3.38	to	2.82

12/31/2015	401,376	12.12	to	11.63	4,796,510	1.46	1.25	to	1.80	(4.71)	to	(5.22)
TA Morgan Stanley Capital Growth Initial Class

12/31/2019	1,458,314	54.88	to	49.79	75,027,195	-	1.25	to	2.65	22.21	to	20.54

12/31/2018	1,008,003	44.91	to	41.31	42,744,790	-	1.25	to	2.65	5.36	to	3.91

12/31/2017	1,079,034	42.62	to	39.75	43,695,752	-	1.25	to	2.65	41.83	to	39.90

12/31/2016	1,094,613	30.05	to	28.42	31,225,617	-	1.25	to	2.65	(3.47)	to	(4.78)

12/31/2015	1,331,309	31.13	to	29.84	39,550,470	-	1.25	to	2.65	10.41	to	8.90
TA Morgan Stanley Capital Growth Service Class

12/31/2019	15,070	50.42	to	46.05	735,587	-	1.25	to	1.80	21.95	to	21.29

12/31/2018	10,193	41.35	to	37.97	412,629	-	1.25	to	1.80	5.11	to	4.54

12/31/2017	3,954	39.34	to	36.32	152,287	-	1.25	to	1.80	41.50	to	40.74

12/31/2016	4,057	27.80	to	25.81	110,701	-	1.25	to	1.80	(3.70)	to	(4.22)

12/31/2015	4,809	28.87	to	26.94	136,600	-	1.25	to	1.80	10.07	to	9.48

46

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Multi-Managed Balanced Initial Class

12/31/2019	3,824,424	$30.34	to	$15.66	$112,863,733	1.65%	1.25%	to	2.65%	20.27%	to	18.63%

12/31/2018	4,092,683	25.23	to	13.20	101,001,645	1.42	1.25	to	2.65	(4.85)	to	(6.16)

12/31/2017	4,510,630	26.51	to	14.06	117,196,596	0.85	1.25	to	2.65	12.73	to	11.20

12/31/2016	4,869,178	23.52	to	12.65	112,466,066	0.96	1.25	to	2.65	6.55	to	5.10

12/31/2015	5,315,773	22.07	to	12.04	115,378,765	1.32	1.25	to	2.65	(1.02)	to	(2.37)
TA Multi-Managed Balanced Service Class

12/31/2019	19,115	30.31	to	27.68	569,250	1.46	1.25	to	1.80	20.00	to	19.35

12/31/2018	20,600	25.26	to	23.19	512,004	1.21	1.25	to	1.80	(5.10)	to	(5.61)

12/31/2017	22,291	26.61	to	24.57	583,996	0.70	1.25	to	1.80	12.42	to	11.81

12/31/2016	29,104	23.67	to	21.98	681,273	0.86	1.25	to	1.80	6.31	to	5.74

12/31/2015	30,154	22.27	to	20.78	664,276	1.17	1.25	to	1.80	(1.30)	to	(1.83)
TA PIMCO Tactical - Balanced Service Class

12/31/2019	1,075,360	1.31	to	1.20	1,399,630	0.16	1.25	to	2.50	18.20	to	16.76

12/31/2018	1,118,577	1.11	to	1.03	1,232,596	3.11	1.25	to	2.50	(8.09)	to	(9.22)

12/31/2017	1,072,442	1.21	to	1.14	1,287,190	0.30	1.25	to	2.50	10.66	to	9.31

12/31/2016	1,133,290	1.09	to	1.04	1,230,060	0.27	1.25	to	2.50	4.08	to	2.82

12/31/2015	1,362,009	1.05	to	1.01	1,421,087	-	1.25	to	2.50	(3.75)	to	(4.92)
TA PIMCO Tactical - Conservative Service Class

12/31/2019	1,413,528	1.24	to	11.41	1,767,627	0.10	1.25	to	2.50	16.11	to	14.70

12/31/2018	812,416	1.06	to	9.95	866,477	3.27	1.25	to	2.50	(6.32)	to	(7.47)

12/31/2017	766,189	1.14	to	10.76	875,674	1.47	1.25	to	2.50	9.04	to	7.71

12/31/2016	873,047	1.04	to	10.79	914,327	0.38	1.25	to	2.35	3.69	to	2.57

12/31/2015	802,756	1.01	to	10.52	812,699	0.26	1.25	to	2.35	(3.29)	to	(4.33)
TA PIMCO Tactical - Growth Service Class

12/31/2019	343,250	1.29	to	11.91	461,521	-	1.25	to	2.50	20.05	to	18.59

12/31/2018	397,510	1.08	to	10.04	454,824	3.15	1.25	to	2.50	(8.83)	to	(9.95)

12/31/2017	475,618	1.18	to	11.15	597,454	0.40	1.25	to	2.50	13.41	to	12.03

12/31/2016	466,968	1.04	to	10.93	535,650	-	1.25	to	2.50	3.58	to	2.32

12/31/2015	534,302	1.01	to	10.68	590,984	-	1.25	to	2.50	(4.65)	to	(5.81)
TA PIMCO Total Return Initial Class

12/31/2019	1,829,150	17.88	to	10.87	30,824,370	2.50	1.25	to	2.65	7.08	to	5.61

12/31/2018	1,991,493	16.70	to	10.29	31,411,079	2.54	1.25	to	2.65	(1.89)	to	(3.23)

12/31/2017	2,239,603	17.02	to	10.63	36,408,838	-	1.25	to	2.65	3.59	to	2.18

12/31/2016	2,476,883	16.43	to	10.41	39,071,390	2.28	1.25	to	2.65	1.45	to	0.07

12/31/2015	2,723,471	16.19	to	10.40	42,614,585	2.52	1.25	to	2.65	(0.55)	to	(1.77)
TA PIMCO Total Return Service Class

12/31/2019	14,709	15.94	to	14.56	226,145	2.26	1.25	to	1.80	6.88	to	6.30

12/31/2018	15,162	14.92	to	13.70	218,909	2.35	1.25	to	1.80	(2.25)	to	(2.78)

12/31/2017	17,904	15.26	to	14.09	265,191	-	1.25	to	1.80	3.36	to	2.80

12/31/2016	19,139	14.77	to	13.71	275,511	1.95	1.25	to	1.80	1.21	to	0.67

12/31/2015	29,529	14.59	to	13.62	422,137	2.60	1.25	to	1.80	(0.72)	to	(1.26)
TA QS Investors Active Asset Allocation - Conservative Service Class

12/31/2019	48,895	13.04	to	11.18	623,898	1.94	1.25	to	2.50	9.86	to	8.52

12/31/2018	57,578	11.87	to	10.30	672,854	1.23	1.25	to	2.50	(4.09)	to	(5.27)

12/31/2017	64,187	12.37	to	10.87	784,026	1.73	1.25	to	2.50	10.32	to	8.98

12/31/2016	68,619	11.22	to	11.00	761,346	1.25	1.25	to	1.65	1.38	to	0.99

12/31/2015	78,597	11.06	to	10.89	862,222	0.80	1.25	to	1.65	(3.57)	to	(3.95)
TA QS Investors Active Asset Allocation - Moderate Growth Service Class

12/31/2019	104,482	14.34	to	11.60	1,479,483	1.69	1.25	to	2.50	9.98	to	8.64

12/31/2018	106,782	13.04	to	10.68	1,376,464	1.33	1.25	to	2.50	(7.12)	to	(8.26)

12/31/2017	104,472	14.04	to	11.64	1,455,615	1.28	1.25	to	2.50	18.82	to	17.38

12/31/2016	125,623	11.82	to	11.46	1,475,496	1.21	1.25	to	2.50	0.71	to	(0.51)

12/31/2015	206,436	11.73	to	11.52	2,409,312	0.96	1.25	to	2.50	(7.69)	to	(8.05)

47

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Small/Mid Cap Value Initial Class

12/31/2019	1,918,647	$41.42	to	$39.36	$76,798,395	0.97%	1.25%	to	2.65%	23.73%	to	22.05%

12/31/2018	2,125,473	33.47	to	32.25	69,417,170	0.89	1.25	to	2.65	(12.56)	to	(13.76)

12/31/2017	2,410,229	38.28	to	37.39	90,549,665	1.13	1.25	to	2.65	14.13	to	12.58

12/31/2016	2,659,878	33.54	to	33.21	88,019,316	0.78	1.25	to	2.65	19.63	to	18.01

12/31/2015	2,891,947	28.04	to	28.14	80,029,700	0.96	1.25	to	2.65	(3.72)	to	(5.03)
TA Small/Mid Cap Value Service Class

12/31/2019	37,173	41.41	to	38.03	1,511,111	0.75	1.25	to	1.80	23.40	to	22.73

12/31/2018	38,695	33.56	to	30.99	1,275,378	0.67	1.25	to	1.80	(12.73)	to	(13.21)

12/31/2017	43,748	38.46	to	35.70	1,654,682	0.95	1.25	to	1.80	13.84	to	13.23

12/31/2016	46,590	33.78	to	31.53	1,549,998	0.54	1.25	to	1.80	19.32	to	18.68

12/31/2015	54,729	28.31	to	26.57	1,526,343	0.79	1.25	to	1.80	(3.93)	to	(4.45)
TA T. Rowe Price Small Cap Initial Class

12/31/2019	927,098	46.19	to	41.91	37,820,408	-	1.25	to	2.65	31.13	to	29.34

12/31/2018	1,013,020	35.23	to	32.40	31,597,222	-	1.25	to	2.65	(8.24)	to	(9.50)

12/31/2017	1,092,216	38.39	to	35.80	37,366,458	-	1.25	to	2.65	20.88	to	19.24

12/31/2016	1,179,221	31.76	to	30.03	33,811,998	-	1.25	to	2.65	9.85	to	8.36

12/31/2015	1,318,039	28.91	to	27.71	34,501,014	-	1.25	to	2.65	1.17	to	(0.21)
TA T. Rowe Price Small Cap Service Class

12/31/2019	7,372	53.73	to	49.07	381,902	-	1.25	to	1.80	30.76	to	30.05

12/31/2018	6,761	41.09	to	37.73	268,893	-	1.25	to	1.80	(8.43)	to	(8.93)

12/31/2017	9,067	44.87	to	41.43	395,752	-	1.25	to	1.80	20.52	to	19.87

12/31/2016	9,249	37.23	to	34.56	335,165	-	1.25	to	1.80	9.64	to	9.04

12/31/2015	9,652	33.96	to	31.70	320,094	-	1.25	to	1.80	0.89	to	0.35
TA WMC US Growth Initial Class

12/31/2019	11,230,271	40.47	to	36.88	446,343,734	0.13	1.25	to	2.65	38.32	to	36.43

12/31/2018	11,943,700	29.26	to	27.04	343,844,277	0.48	1.25	to	2.65	(1.03)	to	(2.39)

12/31/2017	13,407,187	29.56	to	27.70	390,459,587	0.42	1.25	to	2.65	27.61	to	25.87

12/31/2016	14,994,920	23.17	to	22.00	342,544,499	0.40	1.25	to	2.65	1.54	to	0.16

12/31/2015	16,722,509	22.82	to	21.97	376,658,725	0.72	1.25	to	2.65	5.53	to	4.09
TA WMC US Growth Service Class

12/31/2019	48,057	42.87	to	39.15	2,020,593	-	1.25	to	1.80	37.95	to	37.21

12/31/2018	46,914	31.07	to	28.54	1,433,014	0.28	1.25	to	1.80	(1.27)	to	(1.81)

12/31/2017	54,476	31.48	to	29.06	1,685,981	0.21	1.25	to	1.80	27.28	to	26.59

12/31/2016	60,231	24.73	to	22.96	1,466,115	0.18	1.25	to	1.80	1.28	to	0.73

12/31/2015	62,855	24.42	to	22.79	1,512,969	0.52	1.25	to	1.80	5.29	to	4.73

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

48

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

49

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

6. Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate ranging from 0% to 0.40% of the daily net assets value of each subaccount for administrative expenses. TPLIC deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from 0.85% to 2.25% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

50

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2019

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves. Since January 2020, the Coronavirus disease (COVID-19) pandemic and economic uncertainties have arisen which have impacted the Separate Account’s net assets. The extent to which the COVID-19 pandemic will continue to impact the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

51

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

	(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

	(b)	Exhibits:

		(1)	(a)	Resolution of the Board of Directors establishing the WRL Series Annuity Account. Note 1

			(b)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating WRL Series Annuity Account. Note 16

			(c)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Western Reserve Life Assurance Co. of Ohio. Note 16

			(d)	Resolution of Board of Directors of Western Reserve Life Assurance Co. of Ohio Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 16

		(2)		Not Applicable.

		(3)	(a)	Amended and Restated Principal Underwriting Agreement - Monumental Life Insurance Company and Transamerica Capital, Inc. Note 2

			(b)	Amendment to Amended and Restated Principal Underwriting Agreement. Note 16

			(c)	Form of Broker/Dealer Life Insurance Company Product Sales Agreement by and between TCI Securities Corporation and the Broker/Dealer. Note 3

		(4)	(a)	Form of Contract. Note 4

			(b)	Endorsements (END000094, EA122, EN00101, END000102, 88.07.90 and EA121). Note 1

			(c)	Enhanced Death Benefit Endorsement (EA128). Note 5

			(d)	Guaranteed Minimum Income Benefit Rider (GIB02). Note 6

			(e)	Additional Earnings Rider (AER01). Note 6

			(f)	Additional Earnings Rider (AER02). Note 7

			(g)	Split Contract Endorsement (EA141). Note 7

			(h)	Guaranteed Minimum Death Benefit Endorsements
(i) (EA139A, EA139B). Note 6
(ii) (EA143). Note 8
(iii) (EA145). Note 7

		(5)	(a)	Form of Application. Note 1

		(6)	(a)	Restated Articles of Incorporation and Articles of Re-domestication of Transamerica Premier Life Insurance Company. Note 16

			(b)	Amended and Restated Bylaws Transamerica Premier Life Insurance Company. Note 16

		(7)		Reinsurance Agreement (TIRe). Note 9

			(a)	Assignment, Transfer, And Novation. Note 20

			(b)	First Amended and Restated Reinsurance Agreement. Note 20

		(8)	(a)	Participation Agreement (Access One and ProFunds). Note 10

			(a)(1)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 16

			(a)(2)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 11

			(a)(3)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 12

			(a)(4)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 13

		(8)	(b)	Participation Agreement (Fidelity). Note 14

			(b)(1)	Amendment No. 4 to Participation Agreement (Fidelity). Note 17

			(b)(2)	Amendment No. 5 to Participation Agreement (Fidelity). Note 2

			(b)(3)	Amendment No. 6 to Participation Agreement (Fidelity). Note 18

			(b)(4)	Amendment No. 7 to Participation Agreement (Fidelity). Note 19

	(8)	(c)	Participation Agreement (TST). Note 15

		(c)(1)	Amendment No. 1 to Participation Agreement (TST). Note 13

		(c)(2)	Amended Schedule A 07-01-14 to Participation Agreement (TST) . Note 16

		(c)(3)	Amendment No. 2 to Participation Agreement (TST). Note 19

		(c)(4)	Schedule A Revision 5-1-2015 (TST). Note 19

		(c)(5)	Schedule A Revision 7-1-2015 (TST). Note 20

		(c)(6)	Schedule A Revision 12-18-2015 (TST). Note 20

		(c)(7)	Schedule A Revisions 3-21-2016 (TST). Note 20

		(c)(8)	Schedule A Revision 5-1-2016 (TST). Note 20

		(c)(9)	Schedule A Revision 12-16-2016 (TST). Note 21

		(c)(10)	Schedule A Revision 5-1-2017 (TST). Note 22

		(c)(11)	Schedule A Revision 9-29-2017 (TST). Note 23

		(c)(12)	Schedule A Revision 5-1-2018 (TST). Note 24

		(c)(13)	Schedule A Revision 11-1-2018 (TST). Note 24

		(c)(14)	Schedule A Revision 11-1-2019 (TST). Note 26

	(9)		Opinion of Counsel. Note 26.

	(10)		Consent of Independent Registered Public Accounting Firm. Note 26.

	(11)		Not applicable.

	(12)		Not applicable.

	(13)		Powers of Attorney. Blake S. Bostwick, Fred Gingerich, Mark W. Mullin, Jay Orlandi, David Schulz, C. Michiel van Katwijk. Note 26.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49556) filed on April 20, 1998.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49558) filed on April 21, 1998.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-24959) filed on April 22, 1999.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2002.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-93169) filed on April 14, 2003.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-49556) filed on April 16, 2003.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-24856) filed on April 27, 2009.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 11.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (Filed No. 333-108525) filed on August 16, 2013.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 033-80958) filed on April 27, 2005.

Note 15.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 16.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-199070) Filed on October 1, 2014.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) Filed on April 29, 2008.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) Filed on April 30, 2014.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-199070) Filed on April 28, 2015.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-199070) filed on April 26, 2016.

Note 21.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-215598) filed on January 18, 2017.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-199070) filed on April 27, 2017.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-199070) filed on April 26, 2018.

Note 24	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-199070) filed on December 7, 2018.

Note 25	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-199070) filed on April 29, 2019.

Note 26	Filed herewith

Item 25. Directors and Officers of the Depositor (Transamerica Premier Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President
Fred Gingerich 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499-0001	Controller and Vice President
Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board
Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Chief Legal and Administrative Officer, Executive Vice President and Secretary
David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President
C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Chief Financial Officer, Executive Vice President and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
As of December 31, 2019, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Premier Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Premier Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments
Aegon LIHTC Fund 60, LLC	Delaware	Sole Member: Aegon Community Investments 60, LLC	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Sole Member: Aegon Community Investments 61, LLC	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Member: Aegon Community Investments 62, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (62.2165%) ; Transamerica Premier Life Insurance Company (37.7835%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first Investor buys in, then the entity will be managed by a 3-Member Board of Managers.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Multi-Family Equity Fund, LLC	Delaware

Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%); Non-Member Manager - AMFETF Manager, LLC (0%)

Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon Opportunity Zone Fund 2, L.P.	Delaware	Limited Partner: AEGON USA Realty Advisors, LLC (100%) General Partner: Aegon OZF Investments 2, LLC (0%)	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon OZF Investments 2, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware

General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (63%), Transamerica Financial Life Insurance Company (20%) and Transamerica Premier Life Insurance Company (17%)

Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3, LP	Delaware

General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (63%), Transamerica Financial Life Insurance Company (20%) and Transamerica Premier Life Insurance Company (17%)

Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware	Undecided as of 11/1/19	Multifamily private equity structure with third-party Investor

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non-affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third-party Investor
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Transamerica Life Insurance Company (.01%); non-affiliate of AEGON, Aegon Community Investments III, (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Premier Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non-AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Premier Life Insurance Company (14%) Investor Member; non-affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% Investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co-general partner); Grant Housing and Economic Development Corporation (.0033% Managing general partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware

Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC

Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Premier Life Insurance Company (60%); Transamerica Life Insurance Company (35%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (55%); Transamerica Premier Life Insurance Company (35%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Onno van Klinken, Mark W. Mullin, Jay Orlandi and Alexander R. Wynaendts	Delaware	100% AEGON International B.V.	Voting Trust

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Redwood Park, LLC	Delaware	Sole Member - Transamerica Corporation	Hold property interests in Redwood Park in California
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (33.06%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Transamerica Pacific Insurance Company, Ltd. (12.41%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contract Owners

As of February 29, 2020, there were 6,737 Owners of the Contracts.

Item 28. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director, Chairman of the Board, Chief Executive Officer and Vice President

Doug Hellerman	(3)	Chief Compliance Officer and Vice President

Gregory E. Miller-Breetz	(1)	Secretary

Alison Ryan	(3)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$842,766	0	0	0

(1)           Fiscal Year 2019

Item 30. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a)

Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)

Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)

Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d)

Transamerica Premier Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Premier Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Denver and State of Colorado, on this 24th day of April, 2020.

WRL SERIES ANNUITY ACCOUNT
Registrant

TRANSAMERICA PREMER LIFE
INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	April 24, 2020

* Fred Gingerich	Controller and Vice President	April 24, 2020

* Mark W. Mullin	Director and Chairman of the Board	April 24, 2020

* Jay Orlandi	Director, Chief Legal and Administrative Officer, Executive Vice President and Secretary	April 24, 2020

* David Schulz	Director, Senior Vice President and Chief Tax Officer	April 24, 2020

* C. Michiel van Katwijk	Director, Executive Vice President , Chief Financial Officer and Treasurer	April 24, 2020

/s/Brian Stallworth Brian Stallworth	Assistant Secretary	April 24, 2020

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed herewith.